   As filed with the Securities and Exchange Commission on
   October 2, 1995
                           Registration Nos. 33-59261, 811-5626
--------------------------------------------------------------------

             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM N-4

                REGISTRATION STATEMENT UNDER
                 THE SECURITIES ACT OF 1933
                 Pre-Effective Amendment No.
               Post-Effective Amendment No. 1
                           and/or

                REGISTRATION STATEMENT UNDER
             THE INVESTMENT COMPANY ACT OF 1940
                      Amendment No. 35

                     SEPARATE ACCOUNT B
                 (Exact Name of Registrant)

           GOLDEN AMERICAN LIFE INSURANCE COMPANY
                     (Name of Depositor)

                    1001 Jefferson Street
                    Wilmington, DE  19801
                        302-576-3400
   (Address and Telephone Number of Depositor's Principal Offices)

                                                COPY TO:
Mitchell M. Cox, Esq.                           Susan Krawczyk, Esq.
Golden American Life Insurance Company          Sutherland, Asbill & Brennan
280 Park Avenue, 14 West, New York, NY  10017   1275 Pennsylvania Avenue, N.W.
                                                Washington, D.C.  20004-2404
(Name and Address of Agent for Service of Process)

  Approximate date of commencement of proposed sale to the public:
A soon as practical after the effective date of the Registration Statement

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
     /X/ immediately upon filing pursuant to paragraph (b)
     / / on _________  pursuant to paragraph (b)
     / / 60 days after filing pursuant to paragraph (a)(i)
     / / on  _________  pursuant to paragraph (a)(i)
     / / 75 days after filing pursuant to paragraph (a)(ii)
     / / on  _________  pursuant to paragraph (a)(ii) of Rule 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:
     / / this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

             DECLARATION PURSUANT TO RULE 24f-2
The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940.  The Rule 24f-2
Notice for the year ended December 31, 1994 was filed on February 24, 1995.

--------------------------------------------------------------------
--------------------------------------------------------------------

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)

PART A

N-4 Item                                  Prospectus Heading
-------------------------------------     --------------------------------------
 1. Cover Page                            Cover Page
 2. Definitions                           Definition of Terms
 3. Synopsis                              Summary of the Contracts
 4. Condensed Financial Information       Condensed Financial Information
 5. General Description of Registrant     Part I, Facts About the Company
    Depositor, and Portfolio Companies    and the Accounts
 6. Deductions and Expenses               Part I, Charges and Fees
 7. General Description of Variable       Part I, Facts About the Contracts
    Annuity Contracts
 8. Annuity Period                        Part I, Choosing an Income Plan
 9. Death Benefit                         Part I, Facts About the Contracts
10. Purchases and Contract Value          Part I, Facts About the Contracts,
                                          Charges and Fees
11. Redemptions                           Part I, Facts About the Contracts
12. Taxes                                 Part I, Federal Tax Considerations
                                          Additional Considerations
13. Legal Proceedings                     Part I, Regulatory Information
14. Table of Contents of the              Statement of Additional Information
    Statement of Additional Information


PART B
                                          Statement of Additional
N-4 Item                                  Information Heading
---------------------------------------   -------------------------------------
15. Cover Page                            Cover Page
16. Table of Contents                     Table of Contents
17. General Information and History       Description of Golden American Life
                                          Insurance Company
18. Services                              Safekeeping of Assets, Independent
                                          Auditors
19. Purchase of Securities Being          Distribution of Contracts
    Offered
20. Underwriters                          Distribution of Contracts
21. Calculation of Performance Data       Performance Information
22. Annuity Payments                      Part A
23. Financial Statements                  Financial Statements of Separate
                                          Account B, Financial Statements of
                                          Golden American Life Insurance Company

PART C

Items required in Part C are located therein.

                    PROSPECTUS SUPPLEMENT

                    DATED OCTOBER 2, 1995


                      Supplement to the
            Prospectus dated October 2, 1995 for
  DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
      issued by Golden American Life Insurance Company
          (the "GoldenSelect DVA PLUS Prospectus")

                         __________


        THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR
              GOLDENSELECT DVA PLUS PROSPECTUS.







A Fixed Interest Division option is now available through the group and individual deferred combination variable and fixed annuity contracts offered by Golden American Life Insurance Company. The Fixed Interest Division is part of the Golden American General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.

Interests in the Fixed Interest Division are offered through an Offering Brochure, dated October 2, 1995. When reading through the GoldenSelect DVA PLUS Prospectus, the Fixed Interest Division should be counted among the various divisions available for the allocation of your premiums. The Fixed Interest Division may not be available in some states. Some restrictions may apply.

More  complete  information relating to the  Fixed  Interest
Division is found in the Offering Brochure. Please read it carefully before you send money.


IN3305 FID 10/95

                                     PART A

GOLDEN AMERICAN LIFE INSURANCE COMPANY
A Subsidiary of Bankers Trust Company
GOLDEN AMERICAN LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN WILMINGTON, DELAWARE

                       DEFERRED COMBINATION VARIABLE AND
                            FIXED ANNUITY PROSPECTUS

                             GOLDENSELECT DVA PLUS
--------------------------------------------------------------------------------

This prospectus describes group and individual deferred variable annuity Contracts (the "Contract") offered by Golden American Life Insurance Company ("Golden American," "we," "our" or "us"). The Owner ("you" or "your") purchases the Contract with an Initial Premium and is permitted to make additional premium payments.


The Contract is funded by three accounts, Separate Account B ("Account B") and Separate Account D ("Account D") and the Fixed Account (collectively, the "Accounts").



Twelve Divisions of Account B are currently available under the Contract. The investments available through the Divisions of Account B include mutual fund portfolios (the "Series") of The GCG Trust (the "Trust"). Account D is an open-end management investment company. The only Division of Account D available for investment is The Managed Global Account (the "Global Account") which invests directly in securities. The investments available through the Fixed Account include various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Periods you select. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years. We reserve the right at any time to increase or decrease the number of Guarantee Periods offered. Not all Guarantee Periods may be available for new allocations.


Part I of this prospectus describes the Contract and provides background information regarding Account B, Account D and the Fixed Account. Part II of this prospectus provides information regarding the investment activities of Account D and the Global Account, including its investment policies. The prospectus for the Trust, which must accompany this prospectus, provides information regarding investment activities and policies of the Trust.


You may  allocate your  premiums  among the  thirteen  Divisions and  the  Fixed
Allocations available under the Contract in any way you choose, subject to certain restrictions. You may change the allocation of your Accumulation Value during a Contract Year free of charge. We reserve the right, however, to assess a charge for each allocation change after the twelfth allocation change in a Contract Year.



Your Accumulation Value in Account B and Account D will vary in accordance with the investment performance of the Divisions selected by you. Therefore, you bear the entire investment risk for all amounts allocated to Account B and Account D. You also bear the investment risk with respect to surrenders, partial withdrawals, transfers and annuitization from a Fixed Allocation prior to the end of the applicable Guarantee Period. Such surrender, partial withdrawal, transfer or annuitization may be subject to a Market Value Adjustment, which could have the effect of either increasing or decreasing your Accumulation Value.



We  will pay a death benefit  to the Beneficiary if the  Owner dies prior to the
Annuity  Commencement  Date  or  the   Annuitant  dies  prior  to  the   Annuity
Commencement Date when the Owner is other than an individual.



This prospectus describes your principal rights and limitations and sets forth the information concerning the Accounts that investors should know before investing. A Statement of Additional Information, dated October 2, 1995, about Account B and Account D has been filed with the Securities and Exchange Commission ("SEC") and is available without charge upon request. To obtain a copy of this document call or write our Customer Service Center. The Table of Contents of the Statement of Additional Information may be found on the last page of this prospectus. The Statement of Additional Information is incorporated herein by reference.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTRACTS AND UNDERLYING SERIES SHARES WHICH FUND THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE GCG TRUST.


THE  FIXED ACCOUNT AND ENHANCED DEATH BENEFITS  MAY NOT AVAILABLE IN ALL STATES.
YOU  MAY  CONTACT  OUR  CUSTOMER  SERVICE   CENTER  TO  FIND  OUT  ABOUT   STATE
AVAILABILITY.


ISSUED BY:              DISTRIBUTED BY:              ADMINISTERED AT:
Golden American Life    Directed Services, Inc.      Customer Service Center
Insurance Company       New York, New York 10017     Mailing Address: P.O. Box 8794
                                                     Wilmington, Delaware 19899-8794
                                                     1-800-366-0066


                       PROSPECTUS DATED: OCTOBER 2, 1995

 TABLE OF CONTENTS

                                                             PAGE
DEFINITION OF TERMS.....................................           3
SUMMARY OF THE CONTRACT.................................           6
FEE TABLE...............................................           8
CONDENSED FINANCIAL AND OTHER INFORMATION...............          10
  Index of Investment Experience
  Financial Statements
  Performance Related Information
PART I
INTRODUCTION............................................          12
FACTS ABOUT THE COMPANY AND THE ACCOUNTS................          13
  Golden American
  The GCG Trust
  Separate Accounts B and D
  Account B Divisions
  The Managed Global Account of Account D
  Changes Within Account B and D
  The Fixed Account
FACTS ABOUT THE CONTRACT................................          20
  The Owner
  The Annuitant
  The Beneficiary
  Change of Owner or Beneficiary
  Availability of the Contract
  Types of Contracts
  Your Right to Select or Change Contract Options
  Premiums
  Making Additional Premium Payments
  Crediting Premium Payments
  Restrictions on Allocation of Premium Payments
  Exchange and Update Programs
  Your Right to Reallocate
  Dollar Cost Averaging
  What Happens if a Division is Not Available
  Your Accumulation Value
  Accumulation Value in Each Division
  Measurement of Investment Experience
  Cash Surrender Value
  Surrendering to Receive the Cash Surrender Value
  Partial Withdrawals
  Automatic Rebalancing
  Proceeds Payable to the Beneficiary
  Death Benefit Options
  Reports to Owners
  When We Make Payments
CHARGES AND FEES........................................          30
  Charge Deduction Division
  Charges Deducted from the Accumulation Value
  Charges Deducted from the Divisions
  Trust Expenses
  Operating Expenses of Account D
CHOOSING YOUR ANNUITIZATION OPTIONS.....................          33

                                                             PAGE
  Annuitization of Your Contract
  Annuity Commencement Date Selection
  Frequency Selection
  The Annuity Options
  Payment When Named Person Dies
OTHER CONTRACT PROVISIONS...............................          34
  In Case of Errors in Application Information
  Contract Changes -- Applicable Tax Law
  Your Right to Cancel or Exchange Your Contract
  Other Contract Changes
  Group or Sponsored Arrangements
  Selling the Contract
REGULATORY INFORMATION..................................          36
  Voting Rights
  State Regulation
  Legal Proceedings
  Legal Matters
  Experts
MORE INFORMATION ABOUT GOLDEN AMERICAN LIFE INSURANCE
 COMPANY................................................          37
  Selected Financial Data
  Management's Discussion and Analysis of Financial
   Condition and Results of Operations
  Directors and Executive Officers
  Compensation Tables and Other Information
FEDERAL TAX CONSIDERATIONS..............................          44
  Introduction
  Tax Status of Golden American
  Taxation on Non-Qualified Annuities
  IRA Contracts and Other Qualified Retirement Plans
  Federal Income Tax Withholding
PART II
INTRODUCTION............................................          53
THE MANAGED GLOBAL ACCOUNT OF ACCOUNT D.................          54
  The Global Account
  Investment Objective and Policies of the Global
   Account
  Non-Diversified
  Risk Factors
  Board of Governors of Account D
  The Manager
  The Portfolio Manager
  Securities and Investment Techniques
  Investment Restrictions
  Brokerage Services
UNAUDITED AND AUDITED FINANCIAL STATEMENTS OF GOLDEN
 AMERICAN LIFE INSURANCE COMPANY........................          65
STATEMENT OF ADDITIONAL INFORMATION.....................          92
  Table of Contents
APPENDIX A..............................................          A1
  Market Value Adjustment Examples
APPENDIX B..............................................          B1
  GoldenSelect Service Forms


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

 DEFINITION OF TERMS

ACCOUNTS

Separate Account B, Separate Account D, and the Fixed Account.

ACCUMULATION VALUE

The total amount invested under the Contract. Initially, this amount is equal to the premium paid. Thereafter, the Accumulation Value will reflect the premiums paid, investment experience of the Divisions and interest credited to your Fixed Allocations, charges deducted and any partial withdrawals.

ANNUAL RATCHET ENHANCED DEATH BENEFIT OPTION


An enhanced death benefit option that may be elected only at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 79 or younger. The enhanced death benefit provided by this option is the highest Accumulation Value on any Contract Anniversary on or prior to the Owner turning age 80, as adjusted for additional premiums and partial withdrawals.


ANNUITANT

The person designated by the Owner to be the measuring life in determining Annuity Payments.

ANNUITY COMMENCEMENT DATE

The date on which Annuity Payments begin.

ANNUITY OPTIONS

Options the  Owner  selects  that  determine the  form  and  amount  of  Annuity
Payments.

ANNUITY PAYMENT

The periodic payment an Owner receives. It may be either a fixed or a variable amount based on the Annuity Option chosen.

ATTAINED AGE


The Issue Age of the Owner or Annuitant plus the number of full years elapsed since the Contract Date.


BENEFICIARY

The person designated to receive benefits in the case of the death of the Owner or the Annuitant (when the Owner is other than an individual).

BUSINESS DAY

Any day the New York Stock Exchange ("NYSE") is open for trading, exclusive of Federal holidays, or any day on which the SEC requires that mutual funds, unit investment trusts or other investment portfolios be valued.

CASH SURRENDER VALUE

The amount the Owner receives upon surrender of the Contract, including any Market Value Adjustment.

CHARGE DEDUCTION DIVISION

The Division from which all charges are deducted if so designated by you. The Charge Deduction Division currently is the Liquid Asset Division.

CONTINGENT ANNUITANT

The person designated by the Owner who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT

The entire Contract consisting of the basic Contract and any riders or endorsements.

CONTRACT ANNIVERSARY

The anniversary of the Contract Date.

CONTRACT DATE

The date on which we have received the Initial Premium and upon which we begin determining the Contract values. It may or may not be the same as the Issue Date. This date is used to determine Contract months, processing dates, years and anniversaries.

CONTRACT PROCESSING DATES

The days when we deduct certain charges from the Accumulation Value. If the Contract Processing Date is not a Valuation Date, it will be on the next succeeding Valuation Date. The Contract Processing Dates will be once each year on the Contract Anniversary.

CONTRACT PROCESSING PERIOD

The first Contract processing period begins with the Contract Date and ends at the close of business on the first Contract Processing Date. All subsequent Contract processing periods begin at the close of business on the most recent Contract Processing Date and extend to the close of business on the next Contract Processing Date. There is one Contract processing period each year.

CONTRACT YEAR

The period between Contract anniversaries.

CUSTOMER SERVICE CENTER

Where service is provided to you. The mailing address and telephone number of the Customer Service Center are shown on the cover.

DIVISIONS


The investment options available under Account B and Account D.


ENDORSEMENTS

An endorsement changes or adds provisions to the Contract.

EXCHANGE CONTRACTS

Contracts issued by insurance companies not affiliated with Golden American.

EXPERIENCE FACTOR


The factor which reflects the investment experience of the portfolio in which a Division invests and also reflects the charges assessed against the Division for a Valuation Period.


FIXED ACCOUNT

An Account which contains all of our assets that support Owner Fixed Allocations and any interest credited thereto.

FIXED ALLOCATION

An amount allocated to the Fixed Account that is credited with a Guaranteed Interest Rate for a specified Guarantee Period.

FREE LOOK PERIOD

The period of time within which the Owner may examine the Contract and return it for a refund.

GUARANTEED INTEREST RATE

The effective annual interest rate which we will credit for a specified Guarantee Period. The Guaranteed Interest Rate will never be less than 3%.

GUARANTEE PERIOD

The period of time for which a rate of interest is guaranteed to be credited to a Fixed Allocation. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years.

INDEX OF INVESTMENT EXPERIENCE

The index that measures the performance of a Division.

INITIAL PREMIUM

The payment required to put a Contract into effect.

ISSUE AGE

The Owner's or Annuitant's age on his or her last birthday on or before the Contract Date.

ISSUE DATE

The date the Contract is issued at our Customer Service Center.

MARKET VALUE ADJUSTMENT

A positive or negative adjustment made to a Fixed Allocation. It may apply to certain withdrawals and transfers, whether in whole or in part, and annuitizations of all or part of a Fixed Allocation prior to the end of a Guarantee Period.

MATURITY DATE

The date on which a Guarantee Period matures.

OWNER

The person who owns the Contract and is entitled to exercise all rights under the Contract. This person's death also initiates payment of the death benefit.

RIDER

A rider amends the Contract, in certain instances adding benefits.

7% SOLUTION ENHANCED DEATH BENEFIT OPTION


An enhanced death benefit option that may be elected only at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 75 or younger. The enhanced death benefit provided by this option is equal to an annual rate of return of 7% on all assets, except those invested in the Liquid Asset Division, Limited Maturity Bond Division, and the Fixed Account, as adjusted for additional premiums and partial withdrawals. Each accumulated initial or additional premium payment reduced by any partial withdrawals taken will continue to grow at 7% until it doubles.


SPECIALLY DESIGNATED DIVISION

The Division to which distributions from a portfolio underlying a Division in which reinvestment is not available will be allocated unless you specify otherwise. The Specially Designated Division currently is the Liquid Asset Division.

STANDARD DEATH BENEFIT OPTION


The death benefit option that you will receive under the Contact unless one of the enhanced death benefit options is elected. The death benefit provided by this option is equal to the greatest of (i) Accumulation Value; (ii) total premium payments less any partial withdrawals; and (iii) Cash Surrender Value.


VALUATION DATE

The day at the end of a Valuation Period when each Division is valued.

VALUATION PERIOD

Each business day together with any non-business days before it.

 SUMMARY OF THE CONTRACT

This prospectus has been designed to provide you with information regarding the Contract and the Accounts which fund the Contract. Information concerning the Divisions of Account B and the Fixed Account is set forth in Part I of this prospectus. Part II of this prospectus pertains to Account D which invests directly in securities.

This summary is intended to provide only a very brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus and in the Contract. The Contract, together with any riders or endorsements, constitutes the entire agreement between you and us and should be retained.

This prospectus has been designed to provide you with the necessary information to make a decision on purchasing the Contract. You have a choice of investments. We do not promise that your Accumulation Value will increase. Depending on the investment experience of the Divisions and interest credited to the Fixed Allocations in which you are invested, your Accumulation Value, Cash Surrender Value and death benefit may increase or decrease on any day. You bear the investment risk.
DESCRIPTION OF THE CONTRACT

The Contract is designed to establish retirement benefits for two types of purchasers. The first type of purchaser is one who is eligible to participate in, and purchases a Contract for use with, an individual retirement annuity ("IRA") meeting the requirements of section 408(b) of the Internal Revenue Code of 1986 ("qualified plan"). For a Contract funding a qualified plan, distributions may be made to you to satisfy requirements imposed by Federal tax law. The second type of purchaser is one who purchases a Contract outside of a qualified plan ("non-qualified plan").



The Contract also offers a choice of Annuity Options to which you may apply all or a portion of the Accumulation Value on the annuity commencement date or the Cash Surrender Value upon surrender of the Contract. See Choosing Your Annuity Options.

AVAILABILITY
We can issue a Contract if both the Annuitant and the Owner are not older than age 85 and accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85 for non-qualified plans (age 70 for qualified plans, except for rollover contributions). The minimum Initial Premium is $10,000 for a non-qualified plan and $1,500 for a qualified plan. We may change the minimum initial or additional premium requirements for certain group or sponsored arrangements. See Part I, Group or Sponsored Arrangements.

The minimum additional premium payment we will accept is $500 for a non-qualified plan and $250 for a qualified plan. You must receive our prior approval before making a premium payment that causes the Accumulation Value of all annuities that you maintain with us to exceed $1,000,000.

THE DIVISIONS

Each of the thirteen Divisions offered under this prospectus has its own distinct investment objectives and policies. There are twelve Divisions of Account B. Each Division of Account B invests in a corresponding Series of the Trust, managed by Directed Services, Inc. ("DSI" or the "Manager"). The Trust and DSI have retained several portfolio managers to manage the assets of each Series. The Division of Account D is The Managed Global Account. DSI is the Manager and Warburg, Pincus Counsellors, Inc. ("Warburg, Pincus") is the portfolio manager (the "Portfolio Manager"). See Part I, Facts About the Company and the Accounts, Account B Divisions, and The Managed Global Account of Account D.


HOW THE ACCUMULATION VALUE VARIES
The Accumulation Value in the Divisions varies each day based on investment results. You bear the risk of poor investment performance and you receive the benefits from favorable investment performance. The Accumulation Value also reflects premium payments, charges deducted and partial withdrawals. See Part I, Accumulation Value in Each Division.

THE FIXED ACCOUNT
The investments available through the Fixed Account include various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Periods you select. We reset the interest rates for new Guarantee Periods periodically based on our sole discretion. We may offer Guarantee Periods from one to ten years. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years.


You bear the investment risk with respect to surrenders, partial withdrawals, transfers and annuitization from your Fixed Allocations. A surrender, partial withdrawal, transfer or annuitization made prior to the end of a Guarantee Period may be subject to a Market Value Adjustment, which could have the effect of either increasing or decreasing your Accumulation Value. We will not apply a Market Value Adjustment on a surrender, partial withdrawal, transfer or annuitization made within 30 days prior to the Maturity Date of the applicable Guarantee Period or certain transfers made in connection with the dollar cost averaging program. Systematic withdrawals from a Fixed Allocation also are not subject to a Market Value Adjustment.


MARKET VALUE ADJUSTMENT


We will apply a Market Value Adjustment, subject to certain exceptions, to a surrender, partial withdrawal, transfer or annuitization from a Fixed Allocation made prior to the end of a Guarantee Period. The Market Value Adjustment does not apply to amounts invested in either Account B or Account D.


SURRENDERING YOUR CONTRACT


You may surrender the Contract and receive its Cash Surrender Value at any time while both the Annuitant and Owner are living and before the Annuity Commencement Date. See Part I, Cash Surrender Value and Surrendering to Receive the Cash Surrender Value.

TAKING PARTIAL WITHDRAWALS


After the Free Look Period, prior to the annuity commencement date and while the Contract is in effect, you may take partial withdrawals from the Accumulation Value of your Contract. You may elect in advance to take systematic partial withdrawals on a monthly or quarterly basis. If you have an IRA Contract, you may elect IRA partial withdrawals on a monthly, quarterly or annual basis.


Partial withdrawals are subject to certain restrictions as defined in this prospectus, including a surrender charge and a Market Value Adjustment. Partial withdrawals above a specified percentage of your Accumulation Value may be subject to a surrender charge. See Part I, Partial Withdrawals.

DOLLAR COST AVERAGING

Under this program, you may choose to have a specified dollar amount transferred from either the Limited Maturity Bond Division, Liquid Asset Division or a Fixed Allocation with a one year Guarantee Period to the other Divisions of Account B and Account D on a monthly basis with the objective of shielding your investment from short term price fluctuations. See Part I, dollar cost averaging.

YOUR RIGHT TO CANCEL THE CONTRACT


You may cancel your Contract within the Free Look Period which is a ten day period of time beginning once you receive the Contract. For purposes of administering our allocation and certain other administrative rules, we deem this period to end 15 days after the Contract is mailed from our Customer Service Center. Some states may require that we provide a longer free look period. In some states we restrict the Initial Premium allocation during the Free Look Period. See Part I, Your Right to Cancel or Exchange Your Contract.


YOUR RIGHT TO CHANGE THE CONTRACT

The Contract may be changed to another annuity plan subject to our rules at the time of the change. See Part I, Other Contract Changes.

DEATH BENEFIT OPTIONS

The Contract provides a death benefit to the beneficiary if the Owner dies prior to the Annuity Commencement Date. Subject to our rules, there are three death benefit options that may be available to you under the Contract: the Standard Death Benefit Option; the 7% Solution Enhanced Death Benefit Option; and the Annual Ratchet Enhanced Death Benefit Option. See Facts About the Contract, Death Benefit Options. We may offer a reduced death benefit under certain group and sponsored arrangements. See Part I, Group or Sponsored Arrangements.

DEDUCTIONS FOR CHARGES AND FEES

We invest the entire amount of the initial and any additional premium payments in the Divisions and the Fixed Allocations you select, subject to certain restrictions we impose. See Part I, Restrictions on Allocation of Premium Payments. We then may deduct an annual Contract fee from your Accumulation Value. See Part I, Charges and Fees. We may reduce certain charges under group or sponsored arrangements. See Part I, Group or Sponsored Arrangements. Unless you have elected the Charge Deduction Division, charges are deducted proportionately from all Account B and Account D Divisions in which you are invested. If there is no Accumulation Value in these Divisions, charges will be deducted from your Fixed Allocations starting with Guarantee Periods nearest their Maturity Dates until such charges have been deducted.

FEDERAL INCOME TAXES

The ultimate effect of Federal income taxes on the amounts held under an annuity Contract, on Annuity Payments and on the economic benefits to the Owner, Annuitant or Beneficiary depends on Golden American's tax status and upon the tax status of the individuals concerned. In general, an Owner is not taxed on increases in value under an annuity Contract until some form of distribution is made under it. There may be tax penalties if you make a withdrawal or surrender the Contract before reaching age 59 1/2. See Part I, Federal Tax Considerations.

EXCHANGE AND UPDATE PROGRAMS


From time to time, we may offer two programs that allow you to elect to exchange or update a contract that you currently own for GoldenSelect DVA PLUS. Our External Exchange Program is available only where your current contract was issued by an insurance company not affiliated with us. Our DVA Update Program is available only where your current contract is GoldenSelect DVA. See Facts About the Contract, Exchange and Update Programs.

 FEE TABLE
TRANSACTION EXPENSES(1)
         Contingent Deferred Sales Charge(2) (imposed as a percentage of premium payments withdrawn upon excess partial withdrawal or surrender):(3)

  COMPLETE YEARS ELAPSED       SURRENDER
  SINCE PREMIUM PAYMENT         CHARGE
            0                     7%
            1                     7%
            2                     6%
            3                     5%
            4                     4%
            5                     3%
            6                     1%
            7+                    0%

Excess Allocation Charge...................................................................................$0(4)

ANNUAL CONTRACT FEES:

Administrative Charge........................................................................................$40
(Waived if the Accumulation Value equals or exceeds $100,000 at the end of the Contract Year, or once the sum of premiums paid equals or exceeds $100,000.)

SEPARATE ACCOUNT ANNUAL EXPENSES (percentage of assets in each Division)(5):

                                                                STANDARD
                                                               -----------         ENHANCED DEATH BENEFIT
                                                                            ------------------------------------
                                                                              ANNUAL RATCHET       7% SOLUTION
Mortality and Expense Risk Charge............................       1.10%            1.25%              1.40%
Asset Based Administrative Charge............................       0.15%            0.15%              0.15%
                                                               -----------         -------            -------
Total Separate Account Expenses..............................       1.25%            1.40%              1.55%

TRUST ANNUAL EXPENSES(6) (based on combined net assets of the indicated groups of Series):


                                                                                           TOTAL
                        SERIES                             FEES     OTHER EXPENSES(7)    EXPENSES
------------------------------------------------------  ----------  -----------------  -------------
Multiple Allocation, Fully Managed, Capital
Appreciation,                                                1.00%           0.00%            1.00%
Rising Dividends, All-Growth, Real Estate, Natural
Resources, Value Equity, and Strategic Equity Series:
Emerging Markets Series:                                     1.50%           0.02%            1.52%
Limited Maturity Bond Series:                                0.60%           0.00%            0.60%
Liquid Asset Series:                                         0.60%           0.01%            0.61%


THE MANAGED GLOBAL ACCOUNT ANNUAL EXPENSES AFTER REIMBURSEMENT (percentage of average net assets):

                                                                          MANAGEMENT AND          OTHER        TOTAL ANNUAL
ASSETS                                                                     ADVISORY FEES        EXPENSES        EXPENSES(8)
---------------------------------------------------------------------  ---------------------  -------------  -----------------
$0 to $500 million...................................................            1.00%              0.25%            1.25%
in excess of $500 million............................................            0.80%              0.25%            1.05%

------------------------------
(1) A Market Value Adjustment, which may increase or decrease your Accumulation Value, may apply to certain transactions. See Market Value Adjustment.

(2) We also deduct a charge for premium taxes (which can range from 0% to 3.5% of premium) from your Accumulation Value upon surrender, excess partial withdrawals or on the Annuity Commencement Date. See Premium Taxes.

(3) For purposes of calculating the surrender charge for the excess partial withdrawal, (i) we treat premium payments as being withdrawn on a first-in first-out basis, and (ii) amounts withdrawn which are not considered an excess partial withdrawal are not treated as a withdrawal of any premium payments. See Charges Deducted from the Accumulation Value, Surrender Charge for Excess Partial Withdrawals.


(4) We reserve the right to impose a charge in the future at a maximum of $25 for each allocation change in excess of twelve per Contract Year. See Excess Allocation Charge.



(5) See Facts About the Contract, Death Benefit Options, for a description of the Contract's Standard and Enhanced Death Benefit Options.


(6) Fees decline as combined assets increase (see Part I, Account B Divisions and the Trust prospectus for details).

(7) Other Expenses generally consist of independent trustees fees and expenses. In 1994, the Emerging Markets Series incurred transfer and repatriation taxes of 0.21% of average daily net assets which are not reflected as Other Expenses in this Fee Table.

(8) Reflects an expense reimbursement or waiver through December 31, 1994.

EXAMPLES:


The examples do not take into account any deduction for premium taxes. Premium taxes currently range from 0% to 3.5% of premium payments. There may be surrender charges if you choose to annuitize within the first three Contract Years.


If at issue you elect the 7% Solution Enhanced Death Benefit Option and you surrender your Contract at the end of the applicable time period, you would pay the following expenses for each $1,000 of Initial Premium assuming a 5% annual return on assets:

--------------------------------------------------------------------------------


DIVISION                                                                   ONE YEAR     THREE YEARS   FIVE YEARS    TEN YEARS
Multiple Allocation.....................................................   $    96.92   $   142.58     $  180.77    $  298.11
Fully Managed...........................................................   $    96.92   $   142.58     $  180.77    $  298.11
Capital Appreciation....................................................   $    96.92   $   142.58     $  180.77    $  298.11
Rising Dividends........................................................   $    96.92   $   142.58     $  180.77    $  298.11
All-Growth..............................................................   $    96.92   $   142.58     $  180.77    $  298.11
Real Estate.............................................................   $    96.92   $   142.58     $  180.77    $  298.11
Natural Resources.......................................................   $    96.92   $   142.58     $  180.77    $  298.11
Value Equity............................................................   $    96.92   $   142.58     $  180.77    $  298.11
Strategic Equity........................................................   $    96.92   $   142.58     $  180.77    $  298.11
Emerging Markets........................................................   $   102.04   $   157.81     $  205.91    $  346.93
Global Account..........................................................   $    99.38   $   149.92     $  192.92    $  321.89
Limited Maturity Bond...................................................   $    93.08   $   130.75     $  161.06    $  258.87
Liquid Asset............................................................   $    93.08   $   131.05     $  161.56    $  259.87


--------------------------------------------------------------------------------

If at issue you elect the 7% Solution Enhanced Death Benefit Option and you do not surrender your Contract or if you annuitize on the Annuity Commencement Date, you would pay the following expenses for each $1,000 of initial premium assuming a 5% annual return on assets:
--------------------------------------------------------------------------------


DIVISION                                                                   ONE YEAR     THREE YEARS   FIVE YEARS    TEN YEARS
Multiple Allocation.....................................................   $   26.92    $    82.58     $  140.77    $  298.11
Fully Managed...........................................................   $   26.92    $    82.58     $  140.77    $  298.11
Capital Appreciation....................................................   $   26.92    $    82.58     $  140.77    $  298.11
Rising Dividends........................................................   $   26.92    $    82.58     $  140.77    $  298.11
All-Growth..............................................................   $   26.92    $    82.58     $  140.77    $  298.11
Real Estate.............................................................   $   26.92    $    82.58     $  140.77    $  298.11
Natural Resources.......................................................   $   26.92    $    82.58     $  140.77    $  298.11
Value Equity............................................................   $   26.92    $    82.58     $  140.77    $  298.11
Strategic Equity........................................................   $   26.92    $    82.58     $  140.77    $  298.11
Emerging Markets........................................................   $   32.04    $    97.81     $  165.91    $  346.93
Global Account..........................................................   $   29.38    $    89.92     $  152.92    $  321.89
Limited Maturity Bond...................................................   $   23.08    $    70.75     $  121.06    $  258.87
Liquid Asset............................................................   $   23.08    $    71.05     $  121.56    $  259.87


--------------------------------------------------------------------------------

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. For purposes of computing the annual per Contract administrative charge, the dollar amounts shown in the examples are based on an Initial Premium of $50,000.

In the absence of expense reimbursement or waiver from Management and Advisory Fees, the Total Annual Expenses for the Global Account would have been 1.40% of the Global Account's average daily net assets for 1994. This figure includes non-recurring expenses of approximately 0.06% of average daily net assets which were not reimbursed.

The examples reflect the election at issue of the 7% Solution Enhanced Death Benefit Option. If the Standard Death Benefit Option or the Annual Ratchet Enhanced Death Benefit Option is elected, the actual expenses incurred will be less than those represented in the Examples.

In the examples, the numbers for the Global Account reflect expenses based on assumed assets in the Global Account of $500 million or less. If the Global Account's assets exceed $500 million, these expenses will decrease.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, SUBJECT TO THE GUARANTEES UNDER THE CONTRACT.

 CONDENSED FINANCIAL AND OTHER INFORMATION


INDEX OF INVESTMENT EXPERIENCE

Commencing on the date hereof, we will calculate the index of investment experience for each Division of Account B and for the Global Account. The index of investment experience is equal to the value of a unit for each Division of the Accounts. We will also calculate the total value of each Division.

FINANCIAL STATEMENTS


The audited financial statements of Separate Account B for the years ended December 31, 1994 and 1993 (as well as the auditors' report thereon) and the audited financial statements of The Managed Global Account of separate Account D for the years ended December 31, 1994 and 1993 (as well as the auditors' report thereon) appear in the Statement of Additional Information. The audited financial statements of Golden American prepared in accordance with statutory accounting practices for the years ended December 31, 1994 and 1993 (as well as the auditors' report thereon) and the audited financial statements of Golden American prepared in accordance with generally accepted accounting principles for the years ended December 31, 1994 and 1993 and the period September 30, 1992 to December 31, 1992 (as well as the auditors' report thereon) are contained in the Prospectus.



The unaudited June 30, 1995 financial statements of Golden American prepared in accordance with generally accepted accounting principles are contained in the Prospectus.


PERFORMANCE RELATED INFORMATION

Performance information for the Divisions of Account B and Account D, including the yield and effective yield of the Liquid Asset Division, the yield of the remaining Divisions, and the total return of all Divisions may appear in reports and promotional literature to current or prospective Owners.

Current yield for the Liquid Asset Division will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Liquid Asset Division is calculated in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of earnings.


For the remaining Divisions, quotations of yield will be based on all investment income per unit (Accumulation Value divided by the index of investment experience, see Part I, Measurement of Investment Experience, INDEX OF INVESTMENT EXPERIENCE AND UNIT VALUE) earned during a given 30-day period, less expenses accrued during the period ("net investment income"). Quotations of average annual total return for any Division will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Division), and will reflect the deduction of the applicable surrender charge, the administrative charge and the applicable mortality and expense risk charge. See Charges and Fees. Quotations of total return may simultaneously be shown for other periods that do not take into account certain contractual charges, such as the surrender charge for example.


Performance information for a Division may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices measuring performance of a pertinent group of securities so that investors may compare a Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, including VARDS, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Division reflects only the performance of a hypothetical Contract under which the Accumulation Value is allocated to a Division during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Series of the Trust in which the Division invests or, the securities in which Account D invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Divisions, see the Statement of Additional Information.

Reports and promotional literature may also contain other information including the ranking of any Division derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

                 (This page has been left blank intentionally.)

                                     PART I

INTRODUCTION THE FOLLOWING INFORMATION IN PART I DESCRIBES THE CONTRACT AND THE ACCOUNTS WHICH FUND THE CONTRACT, ACCOUNT B AND ACCOUNT D AND THE FIXED ACCOUNT. ACCOUNT B INVESTS IN MUTUAL FUND PORTFOLIOS OF THE TRUST. ACCOUNT D INVESTS DIRECTLY IN SECURITIES. THE FIXED ACCOUNT CONTAINS ALL OF THE ASSETS THAT SUPPORT OWNER FIXED ALLOCATIONS WHICH WE CREDIT WITH GUARANTEED INTEREST RATES FOR THE GUARANTEE PERIODS YOU SELECT.

 FACTS ABOUT THE COMPANY AND THE ACCOUNTS

GOLDEN AMERICAN

Golden American Life Insurance Company ("Golden American") is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is a wholly owned indirect subsidiary of Bankers Trust Company. We are authorized to do business in all jurisdictions except New York. We offer variable annuities and variable life insurance. Administrative services for the Contract are provided at our Customer Service Center, the address is shown on the cover.

Bankers Trust Company is a New York banking corporation with executive offices at 280 Park Avenue, New York, New York 10017. As of December 31, 1994, Bankers Trust New York Corporation, parent of Bankers Trust Company, was the seventh largest bank holding company in the United States with total assets of approximately $98 billion. Bankers Trust Company conducts a variety of general banking and trust activities and is a leading wholesale supplier of financial services to the domestic and international markets.

In a transaction that closed on September 30, 1992, a wholly owned subsidiary of Bankers Trust Company acquired all of the issued and outstanding capital stock of Golden American and DSI, an affiliate of Golden American, and related assets. The transaction involved settlement of pre-existing claims of Bankers Trust Company against the former parent company of Golden American and DSI. Under applicable banking law, stock so acquired is subject to various divestiture requirements. While Bankers Trust Company has no immediate intent to divest its ownership of the stock of Golden American and DSI, such a divestiture may occur in the future. In addition, judicial or administrative decisions or interpretations, as well as changes in either Federal or state banking statutes or regulations, could prevent Bankers Trust Company from continuing to own the stock of Golden American or DSI.

For more information about Golden American, see Part I, More Information About Golden American Life Insurance Company.

THE GCG TRUST

The Trust is an open-end management investment company, more commonly called a mutual fund. The Trust's shares may also be available to certain separate accounts funding variable life insurance policies offered by Golden American. This is called "mixed funding."

The Trust may also sell its shares to separate accounts of other insurance companies, both affiliated and not affiliated with Golden American. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from either mixed or shared funding it is theoretically possible that, due to differences in tax treatment or other considerations, the interest of Owners of various Contracts participating in the Trust might at sometime be in conflict. After the Trust receives the requisite order from the SEC, shares of the Trust may also be sold to certain qualified pension and retirement plans. The Board of Trustees of the Trust, the Trust's Manager, and we and any other insurance companies participating in the Trust are required to monitor events to identify any material conflicts that arise from the use of the Trust for mixed and/or shared funding or between various policy Owners and pension and retirement plans. For more information about the risks of mixed and shared funding, please refer to the Trust prospectus.

You will find complete information about the Trust, including the risks associated with each Series, in the accompanying Trust prospectus. You should read it carefully in conjunction with this prospectus before investing. Additional copies of the Trust prospectus may be obtained by contacting our Customer Service Center.

SEPARATE ACCOUNTS B AND D

All obligations under the Contract are general obligations of Golden American. Account B and Account D are separate investment accounts used to support our variable annuity Contracts and for other purposes as permitted by applicable laws and regulations. The assets of Account B and Account D are kept separate from our general account and any other separate accounts we may have. We may offer other variable annuity Contracts investing in Account B and Account D which are not discussed in this prospectus. Account B and Account D may also invest in other series which are not available to the Contract described in this prospectus.

We own all the assets in Account B and Account D. Income and realized and unrealized gains or losses from assets in each account is credited to or charged against that account without regard to other income, gains or losses in our other investment accounts. As required, the assets in Account B and Account D are at least equal to the reserves and other liabilities of that account. These assets may not be charged with liabilities from any other business we conduct.

They may, however, be subject to liabilities arising from Divisions whose assets are attributable to other variable annuity Contracts supported by Account B and Account D. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

ACCOUNT B
  Account B was established on July 14, 1988, and may invest in mutual funds, unit investment trusts or other investment portfolios which we determine to be suitable for the Contract's purposes. Account B is treated as a unit investment trust under Federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an investment company and meets the definition of a separate account under the Federal securities laws. It is governed by the laws of Delaware, our state of domicile, and may also be governed by the laws of other states in which we do business. Registration with the SEC does not involve any supervision by the SEC of the management or investment policies or practices of Account B.

ACCOUNT D
  Account D was established on April 18, 1990 and invests directly in securities in accordance with the investment objectives and policies of Account D. Account D is registered with the SEC under the 1940 Act as an open-end management investment company and meets the definition of a separate account under the federal securities laws. It is governed by the laws of Delaware, our state of domicile, and may also be governed by laws of other states in which we do business. Registration with the SEC does not involve any supervision by the SEC of the management or investment policies or practices of Account D.

ACCOUNT B DIVISIONS

Account B is divided into Divisions. Currently, each Division of Account B offered under this prospectus invests in a portfolio of The GCG Trust (the "Trust"). DSI serves as the Manager to each Series of the Trust. See the Trust prospectus for details. The Trust and DSI have retained several portfolio managers to manage the assets of each Series as indicated below. There may be restrictions on the amount of the allocation to certain Divisions based on state laws and regulations. The investment objectives of the various Series in the Trust are described below. There is no guarantee that any portfolio or Series will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio managers anticipate changing economic and market conditions. Account B also has other Divisions investing in other series which are not available to the Contract described in this prospectus.

DSI provides the overall business management and administrative services necessary for the Series' operation and provides or procures the services and information necessary to the proper conduct of the business of the Series. DSI is responsible for providing or procuring, at DSI's expense, the services reasonably necessary for the ordinary operation of the Series. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for assets), taxes (if any) paid by a Series, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. See the Trust prospectus for details.

The table below shows the monthly fee that the Trust pays DSI for its services as a percentage of the average daily net assets of the Series. DSI (and not the Trust) pays each portfolio manager a monthly fee for managing the assets of the Series.

--------------------------------------------------------------------------------


                                                               FEES (based on combined assets of the indicated groups of
SERIES                                                         Series)
-------------------------------------------------------------  -------------------------------------------------------------
Multiple Allocation, Fully Managed,                            1.00% of first $750 million;
Capital Appreciation, Rising Dividends,                        0.95% of next $1.250 billion;
All-Growth, Real Estate, Natural Resources, Value Equity, and  0.90% of next $1.5 billion; and
Strategic Equity Series:                                       0.85% of amount in excess of $3.5 billion

Emerging Markets Series:                                       1.50% of average daily net assets

Limited Maturity Bond and                                      0.60% of first $200 million;
Liquid Asset Series:                                           0.55% of next $300 million; and
                                                               0.50% of amount in excess of $500 million


--------------------------------------------------------------------------------

The following Divisions invest in designated Series of the Trust.

MULTIPLE ALLOCATION DIVISION

MULTIPLE ALLOCATION SERIES
OBJECTIVE
  The highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital and elimination of unnecessary risk.
INVESTMENTS
  Investment in equity and debt securities and the use of certain sophisticated investment strategies and techniques.
PORTFOLIO MANAGER
  Zweig Advisors Inc.

FULLY MANAGED DIVISION

FULLY MANAGED SERIES
OBJECTIVE
  High total investment return over the long term, consistent with the preservation of capital and prudent investment risk.
INVESTMENTS
  Pursues an active asset allocation strategy whereby investments are allocated, based upon an evaluation of economic and market trends and the anticipated relative total return available, among three asset classes -- debt securities, equity securities and money market instruments.
PORTFOLIO MANAGER

  T. Rowe Price Associates, Inc.


CAPITAL APPRECIATION DIVISION

CAPITAL APPRECIATION SERIES
OBJECTIVE
  Long-term capital growth.
INVESTMENTS
  Invests in common stocks and preferred stock that will be allocated among various categories of stocks referred to as "components" which consist of the following: (i) The Growth Component -- Securities that the portfolio manager believes have the following characteristics: stability and quality of earnings and positive earnings momentum; dominant competitive positions; and demonstrate above-average growth rates as compared to published S&P 500 earnings projections; and (ii) The Value Component -- Securities that the portfolio manager regards as fundamentally undervalued, i.e., securities selling at a discount to asset value and securities with a relatively low price/earnings ratio. The securities eligible for this component may include real estate stocks, such as securities of publicly-owned companies that, in the portfolio manager's judgement, offer an optimum combination of current dividend yield, expected dividend growth, and discount to current real estate value.
PORTFOLIO MANAGER
  Chancellor Trust Company

RISING DIVIDENDS DIVISION

RISING DIVIDENDS SERIES
OBJECTIVE
  Capital appreciation, with dividend income as a secondary objective.
INVESTMENTS
  Investment in equity securities of high quality companies that meet the following four criteria: consistent dividend increases; substantial dividend increases; reinvested profits; and an under-leveraged balance sheet.
PORTFOLIO MANAGER
  Kayne, Anderson Investment Management, Inc.

ALL-GROWTH DIVISION

ALL-GROWTH SERIES
OBJECTIVE
  Capital appreciation.
INVESTMENTS
  Investment in securities selected for their long term growth prospects. PORTFOLIO MANAGER
  Warburg, Pincus Counsellors, Inc.

REAL ESTATE DIVISION
REAL ESTATE SERIES
OBJECTIVE
  Capital appreciation, with current income as a secondary objective.
INVESTMENTS
  Investment in publicly traded equity securities of companies in the real estate industry listed on national exchanges or on the National Association of Securities Dealers Automated Quotation System.
PORTFOLIO MANAGER

  E.I.I. Realty Securities, Inc.


NATURAL RESOURCES DIVISION

NATURAL RESOURCES SERIES
OBJECTIVE
  Long-term capital appreciation.
INVESTMENTS
  Investment in equity and debt securities of companies engaged in the exploration, development, production, and distribution of natural resources.
PORTFOLIO MANAGER
  Van Eck Associates Corporation

VALUE EQUITY DIVISION

VALUE EQUITY SERIES
OBJECTIVE
  Capital appreciation with a secondary objective of dividend income.
INVESTMENTS
  Investment primarily in equity securities of U.S. and foreign issuers which, when purchased, meet quantitative standards believed by the Portfolio Manager to indicate above average financial soundness and high intrinsic value relative to price.
PORTFOLIO MANAGER
  Eagle Asset Management, Inc.


STRATEGIC EQUITY DIVISION



STRATEGIC EQUITY SERIES


OBJECTIVE


  Long term capital appreciation.


INVESTMENTS


  Investment primarily in equity securities based on various equity market timing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposures to equities when risk/reward characteristics are believed to be less attractive.


PORTFOLIO MANAGER


  Zweig Advisors Inc.


EMERGING MARKETS DIVISION

EMERGING MARKETS SERIES
OBJECTIVE
  Long term growth of capital.
INVESTMENTS
  Investment primarily in equity securities of companies that are considered to be in emerging market countries in the Pacific Basin and Latin America. Income is not an objective, and any production of current income is considered incidental to the objective of growth of capital.
PORTFOLIO MANAGER
  Bankers Trust Company

LIMITED MATURITY BOND DIVISION

LIMITED MATURITY BOND SERIES
OBJECTIVE
  Highest current income consistent with low risk to principal and liquidity. Also seeks to enhance its total return through capital appreciation when market factors indicate that capital appreciation may be available without significant risk to principal.
INVESTMENTS
  Investment primarily in a diversified portfolio of limited maturity debt securities. No individual security will at the time of purchase have a remaining maturity longer than seven years and the dollar-weighted average maturity of the Series will not exceed five years.
PORTFOLIO MANAGER
  Bankers Trust Company

LIQUID ASSET DIVISION

LIQUID ASSET SERIES
OBJECTIVE
  High level of current income consistent with the preservation of capital and liquidity.
INVESTMENTS
  Obligations of the U.S. Government and its agencies and instrumentalities; bank obligations; commercial paper and short-term corporate debt securities.
TERM
  All issues maturing in less than one year.
PORTFOLIO MANAGER
  Bankers Trust Company

THE MANAGED GLOBAL ACCOUNT OF ACCOUNT D

The Global Account is the only portfolio of Account D available under the Contract. The Global Account is a non-diversified investment company which invests directly in securities. There can be no assurance that the Global Account will meet its investment objective. Account D may also offer other portfolios which are not available through the purchase of the Contract offered by this prospectus. DSI serves as Manager of Account D and Warburg, Pincus serves as Portfolio Manager of the Global Account.

THE MANAGED GLOBAL ACCOUNT DIVISION

THE MANAGED GLOBAL ACCOUNT PORTFOLIO
OBJECTIVE
  High total investment return, consistent with a prudent regard for capital preservation.
INVESTMENTS
  Investment in a wide range of equity and debt securities and money market instruments of both domestic and foreign issuers.
PORTFOLIO MANAGER
  Warburg, Pincus Counsellors, Inc.
ADVISORY FEE
  0.60% of the first $500 million of average daily net assets on an annual basis; and 0.50% of the excess over $500 million.

The initial organizational expenses of the Global Account were advanced by Golden American. The Global

Account reimburses Golden American for such expenses, which are amortized over five years from the date of the Global Account's commencement of operations.

FOR MORE COMPLETE INFORMATION ABOUT THE MANAGED GLOBAL ACCOUNT OF ACCOUNT D, INCLUDING THE RISKS ASSOCIATED WITH ITS INVESTMENTS, SEE PART II, INVESTMENT OBJECTIVE AND POLICIES OF THE GLOBAL ACCOUNT.

CHANGES WITHIN ACCOUNT B AND ACCOUNT D

We may from time to time make additional Divisions available. These Divisions will invest in investment portfolios we find suitable for the Contract. We also have the right to eliminate investment Divisions from Account B and Account D, to combine two or more Divisions, or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. In addition, we reserve the right to transfer assets of Account B and Account D, which we determine to be associated with the class of Contracts to which your Contract belongs, to another account. If necessary, we will get prior approval from the insurance department of our state of domicile before making such a substitution or transfer. We will also get any required approval from the SEC and any other required approvals before making such a substitution or transfer. We will notify you as soon as practicable of any proposed changes.
When permitted by law, We reserve the right to:
(1) deregister an account under the 1940 Act;
(2) operate an account as a management company under the 1940 Act if it is operating as a unit investment trust;

(3) operate an account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

(4) restrict or eliminate any voting rights as to the accounts; and
(5) combine an account with other accounts.
THE FIXED ACCOUNT
Premium payments may be allocated to the Fixed Account at the time of the Initial Premium payment or as subsequently made. In addition, all or part of your Accumulation Value may be transferred to the Fixed Account. Assets supporting amounts allocated to the Fixed Account are available to fund the claims of all classes of our customers, Owners and other creditors. Interests under your Contract relating to the Fixed Account are registered under the Securities Act of 1933 but the Fixed Account is not registered under the 1940 Act.


  SELECTING A GUARANTEE PERIOD


  You may select one or more Fixed Allocations with specified Guarantee Periods for investment. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years. We reserve the right at any time to decrease or increase the number of Guarantee Periods offered. Not all Guarantee Periods may be available for new allocations. Each Fixed Allocation will have a Maturity Date corresponding to the last day of the calendar month of the applicable Guarantee Period.


  Your Accumulation Value in the Fixed Account equals the sum of your Fixed Allocations plus the interest credited thereto, as adjusted for any partial withdrawals, reallocations or other charges we may impose. Your Fixed Allocation will be credited with the Guaranteed Interest Rate in effect on the date we receive and accept your premium or reallocation of Accumulation Value. The Guaranteed Interest Rate will be credited daily to yield the quoted Guaranteed Interest Rate.

  GUARANTEED INTEREST RATES

  Each Guarantee Period will have an interest rate that is guaranteed. We do not have a specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or reallocations of Accumulation Value under the Contracts. These amounts will be invested primarily in investment-grade fixed income securities including: securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government; debt securities that have an investment grade rating, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Corporation (AAA, AA, A or BBB) or any other nationally recognized rating service; mortgage-backed securities collateralized by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association or the Government National Mortgage Association, or that have an investment grade rating at the time of purchase within the four highest grades described above; other debt investments; commercial paper; and cash or cash equivalents. You will have no direct or indirect interest in these investments. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict or guarantee the level of future interest rates. However, no Fixed Allocation will ever have a Guaranteed Interest Rate of less than 3% per year.

  While the foregoing generally describes our investment strategy with respect to the Fixed Account, we are not obligated to invest according to any particular strategy, except as may be required by Delaware and other state insurance laws.

  TRANSFERS FROM A FIXED ALLOCATION
  You may transfer your Accumulation Value from a Fixed Allocation to one or more new Fixed Allocations with new Guarantee Periods of any length offered by us or to the Divisions of Account B or Account D. Unless you specify in writing the Fixed Allocations from which such transfers will be made, we will transfer amounts from the Fixed Allocations starting with the Guarantee Period nearest its Maturity Date, until we have honored your transfer request.


  Transfers from a Fixed Allocation made within 30 days prior to the Maturity Date of the applicable Guarantee Period or pursuant to the dollar cost averaging program will not be subject to a Market Value Adjustment. All other transfers from your Fixed Allocations will be subject to a Market Value Adjustment. The minimum amount that can be transferred to or from any Fixed Allocation is $250. If a transfer request would reduce the Accumulation Value remaining in your Fixed Allocation to less than $250, we will treat such transfer request as a request to transfer the entire Accumulation Value in such Fixed Allocation.


  At the end of a Fixed Allocation's Guarantee Period, you may transfer amounts in that Fixed Allocation to the Divisions and one or more new Fixed Allocations with Guarantee Periods of any length then offered by us. You may not, however, transfer amounts to any Fixed Allocation with a Guarantee Period that extends beyond your Annuity Commencement Date.


  At least 30 calendar days prior to a Maturity Date of any of your Fixed Allocations, or earlier if required by state law, we will send you a notice of the Guarantee Periods then available. Prior to the Maturity Date of your Fixed Allocations you must notify us as to which Division or new Guarantee Period you have selected. If timely instructions are not received, we will transfer your Accumulation Value in the maturing Fixed Allocation to a Fixed Allocation with a Guarantee Period equal in length to the expiring Guarantee Period. If such Guarantee Period is not available or extends beyond your annuity commencement date, we will transfer your Accumulation Value in the maturing Fixed Allocation to the next shortest Guarantee Period which does not extend beyond the Annuity Commencement Date. If no such Guarantee Period is available, we will transfer your Accumulation Value to the Specially Designated Division.



  PARTIAL WITHDRAWALS FROM A FIXED ALLOCATION


  Prior to the Annuity Commencement Date and while your Contract is in effect, you may take partial withdrawals from the Accumulation Value in a Fixed Allocation by sending satisfactory notice to our Customer Service Center. You may make systematic withdrawals of interest earnings only from a Fixed
  Allocation under our Systematic Partial Withdrawal Option. (See, Partial Withdrawals, Systematic Partial Withdrawal Option.) Systematic withdrawals from a Fixed Allocation are not permitted if such Fixed Allocation participates in the dollar cost averaging program. Withdrawals from a Fixed Allocation taken within 30 days prior to the Maturity Date and systematic withdrawals are not subject to a Market Value Adjustment; however, a surrender charge may be imposed. Withdrawals may have federal income tax consequences, including a 10% penalty tax. See Surrender Charge, Surrender Charge for Excess Partial Withdrawals and Federal Tax Considerations.



  If you specify a Fixed Allocation from which your partial withdrawal will be made, we will assess the partial withdrawal against that Fixed Allocation. If you do not specify the investment option from which the partial withdrawal will be taken, we will not assess your partial withdrawal against any Fixed Allocations unless the partial withdrawal exceeds the Accumulation Value in the Divisions of Account B and Account D. If there is no Accumulation Value in those Divisions, partial withdrawals will be deducted from your Fixed
  Allocations starting with the Guarantee Periods nearest their Maturity Dates until we have honored your request.

  MARKET VALUE ADJUSTMENT

  We will apply a Market Value Adjustment, determined by application of the formula described below, in the following circumstances: (i) whenever you make a withdrawal or transfer from a Fixed Allocation, other than withdrawals or transfers made within 30 days prior to the Maturity Date of the applicable Guarantee Period, systematic partial withdrawals, or pursuant to the dollar cost averaging program; and (ii) on the Annuity Commencement Date with respect to any Fixed Allocation having a Guarantee Period that does not end on or within 30 days after the annuity commencement date.


  The Market Value Adjustment is determined by multiplying the amount withdrawn, transferred or annuitized by the following factor:

        (        1+I        )N/365
              1+J+.0025                -1


  Where "I" is the Index Rate for a Fixed Allocation as of the first day of the applicable Guarantee Period; "J" is the Index Rate for new Fixed Allocations with Guarantee Periods equal to the number of years (fractional years are rounded up to the next full year except in Pennsylvania) remaining in the Guarantee Period at the time of the withdrawal, transfer or annuitization; and "N" is the remaining number of days in the Guarantee Period at the time of the withdrawal, transfer or annuitization.



  The Index Rate is the average of the Ask Yields for U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The average currently is based on the period from the 22nd day of the calendar month two months prior to the calendar month of the Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity is the maturity date for these U.S. Treasury Strips on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method approved where required.



  We currently calculate the Index Rate once each calendar month. However, we reserve the right to calculate the Index Rate more frequently than monthly, but in no event will such Index Rate be based upon a period of less than 28 days.



  The Market Value Adjustment may result in either an increase or decrease in the Accumulation Value of your Fixed Allocation. If a full surrender, transfer or annuitization from the Fixed Allocation has been requested, the balance of the Market Value Adjustment will be added to or subtracted from the amount surrendered, transferred or annuitized. If a partial withdrawal, transfer or annuitization has been requested, the Market Value Adjustment will be calculated on the total amount that must be withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds the Accumulation Value in the Fixed Allocation, such transaction will be considered a full surrender, transfer or annuitization. The Appendix contains several examples which illustrate the application of the Market Value Adjustment.



  Because of the Market Value Adjustment provision of the Contract, you bear the investment risk that the Guaranteed Interest Rates offered by us at the time you make a withdrawal or transfer from a Fixed Allocation or start receiving annuity payments may be higher or lower than the Guaranteed Interest Rate of the Fixed Allocation to which the Market Value Adjustment is applied, with the result that the Accumulation Value of your Fixed Allocation may be substantially reduced or increased. This will depend on the relationship of
  (1) the Guaranteed Interest Rate credited to the Fixed Allocation from which the withdrawal, transfer or annuitization is made to (2) the current Guaranteed Interest Rate offered by us for the Guarantee Period equal to the number of years remaining in the Guarantee Period as of such date. If the Guaranteed Interest Rate of (1) is higher than the then current Guaranteed Interest Rate of (2) plus .0025, application of the Market Value Adjustment will result in an increase in your Accumulation Value. If the Guaranteed Interest Rate of (1) is lower than the then current Guaranteed Interest Rate of (2) plus .0025, application of the Market Value Adjustment will result in a decrease in your Accumulation Value.

 FACTS ABOUT THE CONTRACT

THE OWNER

You are the Owner. You are also the Annuitant unless another Annuitant is named in the application or enrollment form. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple Owners named, the age of the oldest Owner shall determine the applicable death benefit.


Death of an Owner activates the death benefit provision. In the case of a sole Owner who dies prior to the annuity commencement date, we will pay the Beneficiary the death benefit when due. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Contract dying prior to the annuity commencement date, we will designate the surviving Owner(s) as the Beneficiary(ies). This supersedes any previous Beneficiary designation.



In the case where the Owner is a trust and a beneficial Owner of the trust has been designated, the beneficial Owner will be treated as the Owner of the Contract solely for the purpose of determining the death benefit provisions. If a beneficial Owner is changed or added after the Contract Date, this will be treated as a change of Owner for purposes of determining the death benefit. See Change of Owner or Beneficiary. If no beneficial Owner of the Trust has been designated, the availability of enhanced death benefits will be determined by the age of the Annuitant at issue.


THE ANNUITANT

The Annuitant is the person designated by the Owner to be the measuring life in determining Annuity Payments. The Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Commencement Date. If the Annuitant dies before the Annuity Commencement Date, and a contingent Annuitant has been named, the contingent Annuitant becomes the Annuitant (unless the Owner is not an individual, in which case the death benefit becomes payable). Once named, the Annuitant may not be changed at any time.

If there is no contingent Annuitant when the Annuitant dies prior to the Annuity Commencement Date, the Owner will become the Annuitant. The Owner may designate a new Annuitant within 60 days of the death of the Annuitant.

If there is no contingent Annuitant when the Annuitant dies prior to the Annuity Commencement Date and the Owner is not an individual, we will pay the Beneficiary the death benefit then due. The Beneficiary will be as provided in the Beneficiary designation then in effect. If no Beneficiary designation is in effect, or if there is no designated Beneficiary living, the Owner will be the Beneficiary. If the Annuitant was the sole Owner and there is no Beneficiary designation, the Annuitant's estate will be the Beneficiary.


Regardless of whether a death benefit is payable, if the Annuitant dies and any Owner is not an individual, such death will trigger application of the distribution rules imposed by Federal tax law.


THE BENEFICIARY


The Beneficiary is the person to whom we pay death benefit proceeds and who becomes the successor Owner if the Owner dies prior to the annuity commencement date. We pay death benefit proceeds to the primary Beneficiary (unless there are joint Owners, in which case death proceeds are payable to the surviving Owner(s)). See Proceeds Payable to the Beneficiary.


If the Beneficiary dies before the Annuitant or Owner, the death benefit proceeds are paid to the contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit proceeds to the Owner's estate.


One or more persons may be named as Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, unless otherwise specified, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries.



You have the right to change beneficiaries during the Annuitant's lifetime unless you have designated an irrevocable Beneficiary. When an irrevocable Beneficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise certain rights and options under the Contract.


CHANGE OF OWNER OR BENEFICIARY

During the Annuitant's lifetime and while your Contract is in effect, you may transfer ownership of the Contract (if purchased in connection with a non-qualified plan) subject to our published rules at the time of the change. A change in Ownership may affect the amount of the death benefit and the guaranteed death benefit. You may also change the Beneficiary. To make either of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. See Federal Tax Considerations, Transfer of Annuity Contracts, and Assignments.

AVAILABILITY OF THE CONTRACT

We can issue a Contract if both the Annuitant and the Owner are not older than age 85.

TYPES OF CONTRACTS

QUALIFIED CONTRACTS

  The Contract may be issued as an Individual Retirement Annuity or in connection with an individual retirement account. In the latter case, the Contract will be issued without an Individual Retirement Annuity endorsement, and the rights of the participant under the Contract will be affected by the terms and conditions of the particular individual retirement trust or custodial account, and by provisions of the Code and the regulations thereunder. For example, the individual retirement trust or custodial account will impose minimum distribution rules, which may require distributions to commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. For both Individual Retirement Annuities and individual retirement accounts, the minimum Initial Premium is $1,500.



  IF THE CONTRACT IS PURCHASED TO FUND A QUALIFIED PLAN, DISTRIBUTION MUST COMMENCE NOT LATER THAN APRIL 1ST OF THE CALENDAR YEAR FOLLOWING THE CALENDAR YEAR IN WHICH YOU ATTAIN AGE 70 1/2. IF YOU OWN MORE THAN ONE QUALIFIED PLAN, YOU SHOULD CONSULT YOUR TAX ADVISOR.


NON-QUALIFIED CONTRACTS
  The Contract may fund any non-qualified plan. Non-qualified Contracts do not qualify for any tax-favored treatment other than the benefits provided for by annuities.

YOUR RIGHT TO SELECT OR CHANGE CONTRACT OPTIONS

Before the Annuity Commencement Date, you may change the Annuity Commencement Date, frequency of Annuity Payments or the Annuity Option by sending a written request to our Customer Service Center. The Annuitant may not be changed at any time.

PREMIUMS

You purchase the Contract with an Initial Premium. After the end of the Free Look Period, you may make additional premium payments. See Making Additional Premium Payments. The minimum Initial Premium is $10,000 for a non-qualified Contract and $1,500 for a qualified Contract.

You must receive our prior approval before making a premium payment that causes the Accumulation Value of all annuities that you maintain with us to exceed $1,000,000. We may change the minimum initial or additional premium requirements for certain group or sponsored arrangements. See Group or Sponsored Arrangements.

QUALIFIED PLANS
  For IRA Contracts, the annual premium on behalf of any individual Contract may not exceed $2,000. Provided your spouse does not make a contribution to an IRA, you may set up a spousal IRA even if your spouse has earned some compensation during the year. The maximum deductible amount for a spousal IRA program is the lesser of $2,250 or 100% of your compensation reduced by the contribution (if any) made by you for the taxable year to your own IRA. However, no more than $2,000 can go to either your or your spouse's IRA in any one year. For example, $1,750 may go to your IRA and $500 to your spouse's IRA. These maximums are not applicable if the premium is the result of a rollover from another qualified plan.

WHERE TO MAKE PAYMENTS
  Remit premium payments to our Customer Service Center. The address is shown on the cover. We will send you a confirmation notice.

MAKING ADDITIONAL PREMIUM PAYMENTS

You may make additional premium payments after the end of the Free Look Period. We can accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85 under non-qualified plans. For qualified plans, no contributions may be made to an IRA Contract for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contributions). The minimum additional premium payment we will accept is $500 for a non-qualified plan and $250 for a qualified plan.

CREDITING PREMIUM PAYMENTS

The Initial Premium will be accepted or rejected within two business days of receipt by us if accompanied by information sufficient to permit us to determine if we are able to issue a Contract. We may retain an Initial Premium for up to five business days while attempting to obtain information sufficient to enable us to issue the Contract. If we are unable to do so within five business days, the applicant or enrollee will be informed of the reasons for the delay and the Initial Premium will be returned immediately unless the applicant or enrollee consents to our retaining the Initial Premium until we have received the information we require. Thereafter, all additional premiums will be accepted on the day received.

In certain states we will also accept, by agreement with broker-dealers, transmittal of initial and additional premium payments by wire order from the broker-dealer to our Customer Service Center. Such transmittals must be accompanied by a simultaneous telephone facsimile or other electronic data transmission containing the essential information we require to open an account and allocate the premium payment. Contact our Customer Service Center to find out about state availability and broker-dealer requirements.

Upon our acceptance of premium payments received via wire order and accompanied by sufficient electronically transmitted data, we will issue the Contract, allocate the premium payment according to your instructions, and invest the payment at the value next determined following receipt. See Restrictions on Allocation of Premium Payments. Wire orders not accompanied by sufficient data to enable us to accept the premium payment may be retained for up to five business days while we attempt to obtain information sufficient to enable us to issue the Contract. If we are unable to do so, our Customer Service Center will inform the broker-dealer, on behalf of the applicant or enrollee, of the reasons for the delay and return the premium payment immediately to the broker-dealer for return to the applicant or enrollee, unless the applicant or enrollee specifically consents to allow us to retain the premium payment until our Customer Service Center receives the required information.

On the date we receive and accept your initial or additional premium payment:


(1) We allocate the Initial Premium among the Divisions and Fixed Allocations according to your instructions, subject to any restrictions. See Restrictions on Allocation of Premium Payments. For additional premium payments, the Accumulation Value will increase by the amount of the premium. If we do not receive instructions from you, the increase in the Accumulation Value will be allocated among the Divisions in proportion to the amount of Accumulation Value in each Division as of the date we receive and accept the additional premium payment. If there is no Accumulation Value in the Divisions, the increase in the Accumulation Value will be allocated to a Fixed Allocation with the shortest Guarantee Period then available.



(2) For an Initial Premium, we calculate your applicable death benefit. When an additional premium payment is made, we increase your applicable death benefit in accordance with the death benefit option in effect for your Contract.


Following receipt and acceptance of the wire order and accompanying data, and investment of the premium payment, we will follow one of the two procedures set forth below. The one we follow is determined by state availability and the procedures of the broker-dealer which submitted the wire order.

(1) We will issue the Contract. However, until we have received and accepted a properly completed application or enrollment form, we reserve the right to rescind the Contract. If the form is not received within fifteen days of receipt of the premium payment, we will refund the Accumulation Value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid. In these states, different rules will apply.

(2) Based on the information provided, we will issue the Contract. We will mail the Contract to you, together with an Application Acknowledgement Statement. You must execute the Application Acknowledgement Statement and return it to us at our Customer Service Center. Until we receive the executed Application Acknowledgement Statement, neither you nor the broker-dealer may execute any financial transactions with respect to the Contract unless such transactions are appropriately requested in writing by you.

RESTRICTIONS ON ALLOCATION OF PREMIUM PAYMENTS

We may require that an Initial Premium designated for a Division of either Account B or Account D be allocated to the Specially Designated Division during the Free Look Period for Initial Premiums received from some states. After the free look period, if your Initial Premium was allocated to the Specially Designated Division, we will transfer the Accumulation Value to the Divisions you previously selected based on the index of investment experience next computed for each Division. See Part I, Measurement of Investment Experience, Index of Investment Experience and Unit Value. Initial premiums designated for the Fixed Account will be allocated to a Fixed Allocation with the Guarantee Period you have chosen.

EXCHANGE AND UPDATE PROGRAMS


We may offer two programs that allow you to elect to exchange or update a contract that you currently own for GoldenSelect DVA PLUS. Our External Exchange Program is available only where your current contract was issued by an insurance company not affiliated with us. Our DVA Update Program is available only to current owners of GoldenSelect DVA contracts issued by Golden American since May 1, 1991. The DVA Update Program is scheduled to terminate on December 31, 1995. The External Exchange Program and the DVA Update Program (together, the "Programs") are described below. For a more complete description of the Programs, including any restrictions and limits that may apply, please call our Customer Service Center.


Both Programs are available through participating broker-dealers only where permitted by applicable law and certain restrictions may apply. We reserve the right to modify, suspend, or terminate either or both of the Programs at any time or from time to time without notice. You should consult with your tax advisor as to the tax consequences of participating in either of the Programs. See Federal Tax Considerations. Different rules may apply in connection with qualified plans.

EXTERNAL EXCHANGE PROGRAM

  When available, the External Exchange Program allows you to exchange contracts issued by insurance companies not affiliated with us ("Exchange Contracts") for GoldenSelect DVA PLUS. Under the External Exchange Program you may elect to receive external exchange credits ("Credits") in an amount equal to any surrender charge you pay, currently up to 5.00% (for issue ages 0-79) and 2.50% (for issue ages 80 and over) of the amount transferred to GoldenSelect
  DVA PLUS. Such Credits are added to the amount applied from the Exchange Contract with funds from our general account in a manner specified by our rules. In effect, such Credits permit a Contract issued pursuant to the External Exchange Program to have an Accumulation Value equal to that of the Exchange Contract, subject to our current rules as to the amount and availability of Credits. Credits are not considered premium for purposes of calculating your guaranteed death benefit but will be treated as premium with respect to all applicable fees, charges (including surrender charges), and taxes. Credits added to the amount applied from the Exchange Contract will not be returned to you if you surrender your Contract during the Free Look Period.



  You should carefully evaluate whether the External Exchange Program benefits you more than if you continue to hold your Exchange Contract. Factors to consider include, but are not limited to: (a) the amount of surrender charges under your Exchange Contract; (b) the time remaining under your Exchange Contract during which surrender charges apply; (c) the on-going charges, if any, under your Exchange Contract versus the on-going charges under our Contract; (d) the surrender charges under our Contract; (e) the amount and timing of any benefits under the External Exchange Program; (f) the potentially greater cost to you if the surrender charge on our Contract or the surrender charge on your Exchange Contract exceeds the benefits under the External Exchange Program; and (g) the loss of tax benefits that are not available to newly issued Contracts under the Federal tax laws.


DVA UPDATE PROGRAM

  The DVA Update Program is available only to current owners of GoldenSelect DVA. The DVA Update Program is scheduled to terminate on December 31, 1995. Under the DVA Update Program owners of existing GoldenSelect DVA contracts issued by Golden American since May 1, 1991 may elect to update their current contract to receive the additional benefits described below contained in GoldenSelect DVA PLUS. Such benefits are only effective upon the date your contract is modified and are not retroactive.



  By electing to participate in the DVA Update Program you will receive the following benefits offered by GoldenSelect DVA PLUS:


  (1) your unaccrued Distribution Fee (annual sales load) of 1.00% per year payable over six years will be eliminated;


  (2) your current Administrative Charge of $40 will be waived if your Accumulation Value equals or exceeds $100,000 at the end of the contract year or once the sum of premiums paid equals or exceeds $100,000;



  (3) your current Excess Allocation Charge of $25 for each allocation change in excess of five per contact year is waived, subject to our reserved right to charge $25 if more than 12 allocation changes are made per contract year;


  (4) your current Partial Withdrawal Charge of
      2.0% of the amount withdrawn for each additional conventional partial withdrawal after the first in a contract year up to $25 is eliminated; and


  (5) you will be eligible for the waiver of surrender charge described in this prospectus under caption, Charges and Fees, Charges Deducted From Accumulation Value, Surrender Charge.


If you participate in the DVA Update Program your Separate Account Annual Expenses will be adjusted based on your guaranteed death benefit. If your current GoldenSelect DVA was issued to you with a death benefit that included a guaranteed death benefit interest rate calculated at an annual rate of 7%, your Mortality and Expense Risk Charge will be increased from 0.90% to 1.40% and your Asset Based Administrative Charge will be increased from 0.10% to 0.15%. If your current GoldenSelect DVA was issued without a guaranteed death benefit interest rate, your Mortality and Expense Risk Charge will be increased from 0.90% to 1.10% and your Asset Based Administrative Charge will be increased from 0.10% to 0.15%.


Except as detailed in the two paragraphs above, all terms and conditions of your GoldenSelect DVA remain in full force and effect, and you should refer to your GoldenSelect DVA prospectus for a description of your contract. Additionally please note that your surrender charge schedule remains the same and the issue date of your GoldenSelect DVA contract for purposes of calculating any surrender charge is unchanged.


YOUR RIGHT TO REALLOCATE


You may reallocate your Accumulation Value among the Divisions and Fixed Allocations at the end of the free look period. We currently do not assess a charge for allocation changes made during a Contract Year. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Contract Year. We require that each reallocation of your Accumulation Value equal at least $250 or, if less, your entire Accumulation Value within a Division or Fixed Allocation. We reserve the right to limit, upon notice, the maximum number of reallocations you may make within a Contract Year. In addition, we reserve the right to defer the reallocation privilege at any time we are unable to purchase or redeem shares of The GCG Trust or Account D. We also reserve the right to modify or terminate your right to reallocate your Accumulation Value at any time in accordance with applicable law. Reallocations from the Fixed Account are subject to the Market Value Adjustment unless taken as part of the dollar cost averaging program or within 30 days prior to the Maturity Date of the applicable Guarantee Period. To make a reallocation change, you must provide us with satisfactory notice at our Customer Service Center.


We reserve the right to limit the number of reallocations of your Accumulation Value among the Divisions and Fixed Allocations or refuse any reallocation request if we believe that: (a) excessive trading by you or a specific reallocation request may have a detrimental effect on unit values or the share prices of the underlying Series; or (b) we are informed by The GCG Trust or Account D that the purchase or redemption of shares is to be restricted because of excessive trading or a specific reallocation or group of reallocations is deemed to have a detrimental effect on share prices of The GCG Trust or Account D.

Where permitted by law, we may accept your authorization of third party reallocation on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We will notify you of any such suspension or cancellation. We may restrict the Divisions and Fixed Allocations that will be available to you for reallocations of premiums during any period in which you authorize such third party to act on your behalf. We will give you prior notification of any such restrictions. However, we will not enforce such restrictions if we are provided evidence satisfactory to us that: (a) such third party has been appointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your behalf for all your financial affairs.

Some restrictions may apply based on the free look provisions of the state where the Contract is issued. See Your Right to Cancel or Exchange Your Contract.

DOLLAR COST AVERAGING

If you have at least $10,000 of Accumulation Value in the Limited Maturity Bond Division, the Liquid Asset Division or a Fixed Allocation with a one year Guarantee Period, you may elect the dollar cost averaging program and have a specified dollar amount transferred from those Divisions or such Fixed Allocation on a monthly basis.

The main objective of dollar cost averaging is to attempt to shield your investment from short term price fluctuations. Since the same dollar amount is transferred to other Divisions each month, more units are purchased in a Division if the value per unit is low and less units are purchased if the value per unit is high.

Therefore, a lower than average value per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

Dollar cost averaging may be elected at issue or at a later date. The minimum amount that may be transferred each month is $250. The maximum amount which may be transferred is equal to your Accumulation Value in the Limited Maturity Bond Division, the Liquid Asset Division or a Fixed Allocation with a one year Guarantee Period when you elect the dollar cost averaging program, divided by 12.

The transfer date will be the same calendar day each month as the Contract Date. The dollar amount will be allocated to the Divisions in which you are invested in proportion to your Accumulation Value in each Division unless you specify otherwise. If, on any transfer date, your Accumulation Value is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may change the transfer amount once each Contract Year, or cancel this program by sending satisfactory notice to our Customer Service Center at least seven days before the next transfer date. Any allocation under this program will not be included in determining if the excess allocation charge will apply. We currently do not permit transfers under the dollar cost averaging program from Fixed Allocations with other than one year Guarantee Periods. Transfers from a Fixed Allocation under the dollar cost averaging program will not be subject to a Market Value

Adjustment. See, Market Value Adjustment. A Fixed Allocation may not participate simultaneously in both the dollar cost averaging program and the Systematic Partial Withdrawal Option.

WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE

When a distribution is made from an investment portfolio supporting a Division of Account B or The Managed Global Account Division of Account D in which reinvestment is not available, we will allocate the distribution, unless you specify otherwise, to the Specially Designated Division.

Such a distribution can occur when (a) an investment portfolio matures, or (b) a distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities for acquisition. When an investment portfolio matures, we will notify you in writing 30 days in advance of that date. To elect an allocation of the distribution to other than the Specially Designated Division, you must provide satisfactory notice to us at least seven days prior to the date the portfolio matures. Such allocations are not counted for purposes of the number of free allocation changes permitted. When a distribution from a portfolio or Division cannot be reinvested in the portfolio due to the unavailability of securities for acquisition, we will notify you promptly after the allocation has occurred. If within 30 days you allocate the Accumulation Value from the Specially Designated Division to other Divisions or Fixed Allocations of your choice, such allocations will not be included in determining if the excess allocation charge will apply.

YOUR ACCUMULATION VALUE

Your Accumulation Value is the sum of the amounts in each of the Divisions and the Fixed Allocations in which you are invested, and is the amount available for investment at any time. You select the Divisions and Fixed Allocations to which to allocate your Accumulation Value. We adjust your Accumulation Value on each Valuation Date to reflect the Divisions' investment performance and interest credited to your Fixed Allocations, any additional premium payments or partial withdrawals since the previous Valuation Date, and on each Contract processing date to reflect any deduction of the annual Contract fee. Your Accumulation Value is applied to your choice of an Annuity Option on the Annuity Commencement Date subject to our published rules at such time. See Choosing an Income Plan.

ACCUMULATION VALUE IN EACH DIVISION

ON THE CONTRACT DATE
  On the Contract Date, your Accumulation Value is allocated to each Division as you have specified, unless the Contract is issued in a state that requires the return of premium payments during the Free Look Period, in which case, the portion of your Initial Premium not allocated to a Fixed Allocation will be allocated to the Specially Designated Division during the Free Look Period. See Your Right to Cancel or Exchange Your Contract.

ON EACH VALUATION DATE
  At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division will be calculated as follows:

  (1) We take the Accumulation Value in the Division at the end of the preceding Valuation Period.

  (2) We multiply (1) by the Division's net rate of return for the current Valuation Period.

  (3) We add (1) and (2).

  (4) We add to (3) any additional premium payments allocated to the Division during the current Valuation Period.

  (5) We add or subtract allocations to or from that Division during the current Valuation Period.

  (6) We subtract from (5) any partial withdrawals and any associated charges allocated to that Division during the current Valuation Period.

  (7) We subtract from (6) the amounts allocated to that Division for:

      (a) any Contract fees; and

      (b) any charge for premium taxes.

  All amounts in (7) are allocated to each Division in the proportion that (6) bears to the Accumulation Value in Account B and Account D, unless the Charge Deduction Division has been specified. See Charges Deducted from the Accumulation Value.

MEASUREMENT OF INVESTMENT EXPERIENCE

INDEX OF INVESTMENT EXPERIENCE
AND UNIT VALUE
  The investment experience of a Division is determined on each Valuation Date. We use an index to measure changes in each Division's experience during a Valuation Period. We set the index at $10 when the first investments in a Division are made. The index for a current Valuation Period equals the index for the preceding Valuation Period multiplied by the experience factor for the current Valuation Period.

  We may express the value of amounts allocated to the Divisions in terms of units. We determine the number of units for a given amount on a Valuation Date by dividing the dollar value of that amount by the index of investment experience for that date. The index of investment experience is equal to the value of a unit.

HOW WE DETERMINE THE EXPERIENCE FACTOR
  For Divisions of Account B the experience factor reflects the investment experience of the Series of the Trust in which a Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:

  (1) We take the net asset value of the portfolio in which the Division invests at the end of the current Valuation Period.

  (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.

  (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.

  (4) We subtract the applicable daily mortality and expense risk charge from each Division for each day in the valuation period.

  (5) We subtract the daily asset based
administrative charge from each Division for each day in the valuation period.

  Calculations for Divisions investing in a Series are made on a per share basis.

  For  the  Global  Account  the  experience  factor  reflects  the   investment
  experience of the Global Account as well as the charges assessed against the Global Account for a valuation period. The factor is calculated as follows:

  (1) We take the value of the assets in the Global
      Account at the end of the preceding Valuation Period.

  (2) We add to (1) any investment income and capital gains, realized or unrealized, credited to the assets during the current
      Valuation Period.

  (3) We subtract from (2) any capital losses, realized or unrealized, charged against the assets during the current Valuation Period.

  (4) We subtract from (3) any amount charged against the Global Account for any taxes.

  (5) We    divide    (4)    by   the    value    of   the    assets    in   the
      Global Account at the end of the preceding Valuation Period.

  (6) We subtract from (5) the daily charge for management and investment advice for each day in the valuation period.

  (7) We subtract from (6) a daily charge for estimated operating expenses for each day in the valuation period.

  (8) We subtract from (7) the applicable daily charge for mortality and expense risks for each day in the Valuation Period.

  (9) We subtract from (8) the daily asset based administrative charge for each day in the valuation period.

NET RATE OF RETURN FOR A DIVISION
  The net rate of return for a Division during a valuation period is the experience factor for that Valuation Period minus one.

CASH SURRENDER VALUE


Your Contract's Cash Surrender Value fluctuates daily with the investment results of the Divisions, interest credited to Fixed Allocations and any Market Value Adjustment. We do not guarantee any minimum Cash Surrender Value. On any date before the Annuity Commencement Date while the Contract is in effect, the cash surrender value is calculated as follows:


  (1) We take the Contract's Accumulation Value;


  (2) We deduct from (1) any surrender charge and any charge for premium taxes;



  (3) We deduct from (2) any charges incurred but not yet deducted; and



  (4) We adjust (3) for any Market Value Adjustment.


SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE


The Contract may be surrendered by the Owner at any time while the Annuitant is living and before the Annuity Commencement Date.


A surrender will be effective on the date your written request and the Contract are received at our Customer Service Center. The Cash Surrender Value is determined and all benefits under the Contract will then be terminated, as of that date. You may receive the Cash Surrender Value in a single sum payment or apply it under one or more Annuity Options. See The Annuity Options. We will usually pay the Cash Surrender Value within seven days but we may delay payment. See When We Make Payments.

PARTIAL WITHDRAWALS

Prior to the Annuity Commencement Date, while the Annuitant is living and the Contract is in effect, you may take partial withdrawals from the Accumulation Value by sending satisfactory notice to our Customer Service Center. Unless you specify otherwise, the amount of the withdrawal, including any surrender charge and Market Value Adjustment, will be taken in proportion to the amount of Accumulation Value in each Division in which you are invested. If there is no Accumulation Value in those Divisions, partial withdrawals will be deducted from your Fixed Allocations starting with the Guarantee Periods nearest their Maturity Dates until we have honored your request.

There are three options available for selecting partial withdrawals, the Conventional Partial Withdrawal Option, the Systematic Partial Withdrawal Option and the IRA Partial Withdrawal Option. All three options are described below. The maximum amount you may withdraw each Contract Year without incurring a surrender charge is 15% of your Accumulation Value. See Surrender Charge for Excess Partial Withdrawals. Partial withdrawals may not be repaid. A partial withdrawal request for an amount in excess of 90% of the Cash Surrender Value will be treated as a request to surrender the Contract.

CONVENTIONAL PARTIAL WITHDRAWAL OPTION
  After the Free Look Period, you may take conventional partial withdrawals. The minimum amount you may withdraw under this option is $1,000. A conventional partial withdrawal from a Fixed Allocation may be subject to a Market Value Adjustment.

SYSTEMATIC PARTIAL WITHDRAWAL OPTION
  This option may be elected at the time you apply for a Contract, or at a later date. This option may be elected to commence in a Contract Year where a conventional partial withdrawal has been taken. However, it may not be elected while the IRA Partial Withdrawal Option is in effect.

  You may choose to receive systematic partial withdrawals on a monthly or quarterly basis from your Accumulation Value in the Divisions or the Fixed Allocations. The commencement of payments under this option may not be elected to start sooner than 28 days after the Contract Issue Date. You select the date of the quarter or month when the withdrawals will be made but no later than the 28th day of the month. If no date is selected, the withdrawals will be made on the same calendar day of each month as the Contract Date.

  You may select a dollar amount or a percentage of the Accumulation Value from the Divisions in which you are invested as the amount of your withdrawal subject to the following maximums, but in no event can a payment be less than $100:

 FREQUENCY      MAXIMUM PERCENTAGE
------------  -----------------------
Monthly                  1.25%
Quarterly...             3.75%

  If a dollar amount is selected and the amount to be systematically withdrawn would exceed the applicable maximum percentage of your Accumulation Value on the withdrawal date, the amount withdrawn will be reduced so that it equals such percentage. For example, if a $500 monthly withdrawal was elected and on the withdrawal date 1.25% of the Accumulation Value equaled $300, the withdrawal amount would be reduced to $300. If a percentage is selected and the amount to be systematically withdrawn based on that percentage would be less than the minimum of $100, we would increase the amount to $100 provided it does not exceed the maximum percentage. If it is below the maximum percentage we will send the minimum. If it is above the maximum percentage we will send the amount and then cancel the option. For example, if you selected 1.0% to be systematically withdrawn on a monthly basis and that amount equaled $90, and since $100 is less than 1.25% of the Accumulation Value, we would send $100. If 1.0% equaled $75, and since $100 is more than 1.25% of the Accumulation Value we would send $75 and then cancel the option. In such a case, in order to receive systematic partial withdrawals in the future, you would be required to submit a new notice to our Customer Service Center.

  Systematic Partial Withdrawals from Fixed Allocations are limited to interest earnings during the prior month or quarter, depending on whether you have chosen a monthly or quarterly frequency, respectively. Systematic withdrawals are not subject to a Market Value Adjustment. A Fixed Allocation, however, may not participate simultaneously in both the dollar cost averaging program and the Systematic Partial Withdrawal Option.

  You may change the amount or percentage of your withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least seven days prior to the next scheduled withdrawal date. However, you may not change the amount or percentage of your withdrawals in any Contract Year during which you have previously taken a conventional partial withdrawal.

IRA PARTIAL WITHDRAWAL OPTION

  If you have an IRA Contract and will attain age 70 1/2 in the current calendar year, distributions may be made to you to satisfy requirements imposed by Federal tax law. IRA partial withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans. See Federal Tax Considerations. We will send you a notice before your distributions commence, and you may elect this option at that time, or at a later date. You may not elect IRA partial withdrawals while the Systematic Partial Withdrawal Option is in effect. If you do not elect the IRA Partial Withdrawal Option, and distributions are required by Federal tax law, distributions adequate to satisfy the requirements imposed by Federal tax law may be made. Thus, if the Systematic Partial Withdrawal Option is in effect, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by Federal tax law.


  You may choose to receive IRA partial withdrawals on a monthly, quarterly or annual frequency. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, the withdrawals will be made on the same calendar day of the month as the Contract Date.


  At your request, we will determine the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the Statement of Additional Information. The minimum dollar amount you can withdraw is $100. At the time we determine the required partial withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the partial withdrawal amount is greater than the Accumulation Value, we will cancel the Contract and send you the amount of the Cash Surrender Value.


  You may change the payment frequency of your withdrawals once each Contract Year or cancel this option at any time by sending us satisfactory notice to our Customer Service Center at least seven days prior to the next scheduled withdrawal date.

  An IRA partial withdrawal in excess of the amount allowed under the Systematic Partial Withdrawal Option may be subject to a Market Value Adjustment.

PARTIAL WITHDRAWALS IN GENERAL
  CONSULT YOUR TAX ADVISOR REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING PARTIAL WITHDRAWALS. A partial withdrawal made before the taxpayer reaches age 59 1/2 may result in imposition of a tax penalty of 10% of the taxable portion withdrawn. See Federal Tax Considerations for more details.


AUTOMATIC REBALANCING



If you have at least $10,000 of Accumulation Value invested in the Divisions, you may elect to participate in our automatic rebalancing program. Automatic rebalancing provides you with an easy way to maintain the particular asset allocation that you and your financial advisor have determined are most suitable for your individual long-term investment goals. We do not charge a fee for participating in our automatic rebalancing program.



Under the program you may elect to have all your allocations among the Divisions rebalanced on a quarterly, semi-annual, or annual calendar basis. The minimum size of an allocation to a Division must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic partial withdrawal option only where such withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period.



To participate in automatic rebalancing you must submit to our Customer Service Center written notice in a form satisfactory to us. We will begin the program on the last Valuation Date of the applicable calendar period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your Accumulation Value among the Divisions or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.


PROCEEDS PAYABLE TO THE BENEFICIARY


If the Owner or the Annuitant (when the Owner is other than an individual) dies prior to the annuity commencement date, we will pay the Beneficiary the death benefit proceeds under the Contract. Such amount may be received in a single sum or applied to any of the Annuity Options. See The Annuity Options. If we do not receive a request to apply the death benefit proceeds to an Annuity Option, a single sum distribution will be made. Any distributions from non-qualified Contracts must comply with applicable Federal tax law distribution requirements.

DEATH BENEFIT OPTIONS


Subject to our rules, there are three death benefit options that may be elected by you at issue under the Contract: the Standard Death Benefit Option; the 7% Solution Enhanced Death Benefit Option; and the Annual Ratchet Enhanced Death Benefit Option.


The 7% Solution enhanced Death Benefit Option may only be elected at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 75 or younger at issue. The Annual Ratchet Enhanced Death Benefit Option may only be elected at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 79 or younger at issue.


If an enhanced death benefit is elected, the death benefit under the Contract is equal to the greatest of: (i) the Accumulation Value; (ii) total premium payments less any partial withdrawals; (iii) the Cash Surrender Value; and (iv) the enhanced death benefit (see below).


We may offer a reduced death benefit under certain group and sponsored arrangements. See Part I, Group or Sponsored Arrangements.

STANDARD DEATH BENEFIT OPTION

  You will automatically receive the Standard Death Benefit Option unless you elect one of the enhanced death benefits. The Standard Death Benefit Option for the Contract is equal to the greatest of: (i) your Accumulation Value;
  (ii) total premiums less any partial withdrawals; and (iii) the Cash Surrender Value.


7% SOLUTION ENHANCED DEATH BENEFIT OPTION


(1) We take the enhanced death benefit from the prior Valuation Date. On the Contract Date, the enhanced death benefit is equal to the Initial Premium.



(2) We calculate interest on (1) for the current valuation period at THE ENHANCED DEATH BENEFIT INTEREST RATE, which rate is an annual rate of 7%; except that with respect to amounts in the Liquid Asset Division and Limited Maturity Bond Division, the interest rate applied to such amounts will be the respective net rate of return for such Divisions during the current Valuation Period, if it is less than an annual rate of 7%; and except with respect to amounts in a Fixed Allocation, the interest rate applied to such amounts will be the interest credited to such Fixed Allocation during the current Valuation Period, if it is less than an annual rate of 7%.



    Each accumulated initial or additional premium payment reduced by any partial withdrawals (including any associated Market Value Adjustment and surrender charge incurred) allocated to such premium will continue to grow at the enhanced death benefit interest rate until reaching the maximum enhanced death benefit. Such maximum enhanced death benefit is equal to two times the initial or each additional premium paid, as reduced by partial withdrawals. Each partial withdrawal reduces the maximum enhanced death benefit as follows: first, the maximum enhanced death benefit is reduced by the amount of any partial withdrawal of earnings; second, the maximum enhanced death benefit is reduced in proportion to the reduction in the Accumulation Value for any partial withdrawal of premium (in each case, including any associated market value adjustment and surrender charge incurred).


(3) We add (1) and (2).

(4) We add to (3) any additional premiums paid during the current Valuation Period.

(5) We subtract from (4) any partial withdrawals
(including any Market Value Adjustments and surrender charges incurred) made during the current Valuation Period.

ANNUAL RATCHET ENHANCED DEATH BENEFIT OPTION


(1) We take the enhanced death benefit from the prior Valuation Date. On the Contract Date, the enhanced death benefit is equal to the Initial Premium.


(2) We add to (1) any additional premiums paid since the prior Valuation Date and subtract from (1) any partial withdrawals (including any Market Value Adjustments and surrender charges incurred) taken since the prior Valuation Date.


(3) On a Valuation Date that occurs on or prior to the Owner's Attained Age 80 which is also a Contract Anniversary, we set the enhanced death benefit equal to the greater of (2) or the Accumulation Value as of such date.



    On all other Valuation Dates, the enhanced death benefit is equal to (2).


HOW TO CLAIM PAYMENTS TO BENEFICIARY
  We must receive due proof of the death of the Owner or the Annuitant (if the Owner is other than an individual) (such as an official death certificate) at our Customer Service Center before we will make any payments to the Beneficiary. We will calculate the death benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.

REPORTS TO OWNERS


We will send you a report once each calendar quarter within 31 days after the end of each calendar quarter. The report will show the Accumulation Value, the Cash Surrender Value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any other information that may be currently required by the insurance supervisory official of the jurisdiction in which the Contract is delivered.


We will also send you copies of any shareholder reports of the portfolios or securities in which Account B and Account D invest, as well as any other reports, notices or documents required by law to be furnished to Owners.

WHEN WE MAKE PAYMENTS

We will generally pay death benefit proceeds and the cash surrender value within seven days after our Customer Service Center receives all the information needed to process the payment.

However, we may delay payment of amounts derived from the Divisions if it is not practical for us to value or dispose of shares of Account B or Account D because:
(1) The NYSE is closed for trading;

(2) The SEC determines that a state of emergency exists;

(3) An order or pronouncement of the SEC permits a delay for the protection of Owners; or,

(4) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

During such times, as to amounts allocated to the Divisions, we may delay:

(1) Determination and payment of any Cash
Surrender Value;

(2) Determination and payment of any death benefit if death occurs before the Annuity Commencement Date;

(3) Allocation changes of the Accumulation Value; or,

(4) Application under an Annuity Option of the Accumulation Value.

We reserve the right to delay payment of amounts from the Fixed Account for up to six months.

 CHARGES AND FEES

CHARGE DEDUCTION DIVISION


You may specify at issue if you wish to have all charges against the Accumulation Value deducted from the Liquid Asset Division. We call this the Charge Deduction Division Option, and within this context refer to the Liquid Asset Division as the Charge Deduction Division. If you do not elect this option, or if the amount of the charges is greater than the amount in the Division, the charges will be deducted as discussed below. You may also choose to elect or cancel this option while the Contract is in force by sending satisfactory notice to our Customer Service Center.


CHARGES DEDUCTED FROM THE ACCUMULATION VALUE


We invest the entire amount of the initial and any additional premium payments in the Divisions and the Fixed Allocations you select, subject to certain restrictions. See Restrictions on Allocation of Premium Payments. We then may deduct certain amounts from your Accumulation Value. We may reduce certain fees and charges, including any surrender, administration, and mortality and expense risk charges, under group or sponsored arrangements. See Group or Sponsored Arrangements. Unless you have elected the Charge Deduction Division, charges are deducted proportionately from all affected Divisions in which you are invested. If there is no Accumulation Value in those Divisions, we will deduct charges from your Fixed Allocations starting with the Guarantee Periods nearest their Maturity Dates until such charges have been paid. The charges we deduct are:


SURRENDER CHARGE
  A contingent deferred sales charge ("Surrender Charge") is imposed as a percentage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven year period from the date we receive and accept such premium payment. The percentage of premium payments deducted at the time of surrender or excess partial withdrawal depends upon the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:

         COMPLETE YEARS ELAPSED                SURRENDER
          SINCE PREMIUM PAYMENT                 CHARGE
-----------------------------------------  -----------------
                    0                                  7%
                    1                                  7%
                    2                                  6%
                    3                                  5%
                    4                                  4%
                    5                                  3%
                    6                                  1%
                   7+                                  0%

Subject to our rules and as described in the Contract, the surrender charge arising from a surrender or excess partial withdrawal will be waived in the following events:

  (1) you begin receiving qualified extended medical care on or after the first certificate anniversary for at least 45 days during any continuous sixty-day period, and your request for the surrender or withdrawal, together with all required proof of such qualified extended medical care, must be received at our Customer Service Center during the term of such care or within ninety days after the last day upon which you received such care.

  (2) you are first diagnosed by a qualifying medical
      professional, on or after the first Certificate Anniversary, as having a Qualifying Terminal Illness. Written proof of terminal illness, satisfactory to us, must be received at our Customer Service Center. We reserve the right to require an examination by a physician of our choice.

See your Contract for more information. The waiver of surrender charge may not be available in all states.

SURRENDER CHARGE FOR EXCESS PARTIAL WITHDRAWALS

  There is considered to be an excess partial withdrawal in any Contract Year in which the amount withdrawn exceeds 15% of your Accumulation Value on the date of the withdrawal minus any amount withdrawn during that Contract Year. Where you are receiving systematic partial withdrawals, any combination of conventional partial withdrawals taken and any systematic partial withdrawals expected to be received in a Contract Year will be considered in determining the amount of the excess partial withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. See Facts About the Contract, The Fixed Account, Market Value Adjustment. Such charges will be deducted from the Accumulation Value in proportion to the Accumulation Value in each Division or Fixed Allocation from which the excess partial withdrawal was taken. In instances where the excess partial withdrawal equals the entire Accumulation Value in each such Division or Fixed Allocation, charges will be deducted proportionately from all other Divisions and Fixed Allocations in which you are invested.



  For purposes of calculating the surrender charge for the excess partial withdrawal, (i) we treat premium payments as being withdrawn on a first-in first-out basis, and (ii) amounts withdrawn which are not considered an excess partial withdrawal are not treated as a withdrawal of any premium payments. Although we treat premium payments as being withdrawn before earnings for purposes of calculating the surrender charge for excess partial withdrawals, the Federal income tax law treats earnings as withdrawn first. See Federal Tax Considerations, Taxation of Non-Qualified Annuities.


  For example, the following assumes an Initial Premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third Contract Years, for total premium payments under the Contract of $30,000. It also assumes a partial withdrawal at the beginning of the fourth Contract Year of 20% of the Accumulation Value of $35,000.


  In this example, $5,250 ($35,000 x .15) is the maximum partial withdrawal that may be withdrawn during the Contract Year without the imposition of a surrender charge. The total partial withdrawal would be $7,000 ($35,000 x .2). Therefore, $1,750 ($7,000 - $5,250) is considered an excess partial withdrawal of a part of the Initial Premium payment of $10,000 and would be subject to a 5% surrender charge of $87.50 ($1,750 x .05). This example does not take into account any Market Value Adjustment or deduction of any premium taxes.


PREMIUM TAXES
  We make a charge for state and local premium taxes in certain states which can range from 0% to 3.5% of premium. The charge depends on the Owner's state of residence. We reserve the right to change this amount to conform with changes in the law or if the Owner changes state of residence.

  Premium taxes are generally incurred on the annuity commencement date and a charge for such premium taxes is then deducted from your Accumulation Value on such date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of the Annuity Commencement Date. In those states we may initially defer collection of the amount of the charge for premium taxes from your

  Accumulation Value and deduct it against Accumulation Value on surrender of the Contract, excess partial withdrawals or on the Annuity Commencement Date.


ADMINISTRATIVE CHARGE
  The administrative charge is incurred at the beginning of the Contract processing period and deducted at the end of each Contract processing period. We deduct this charge when determining the Cash Surrender Value payable if you surrender the Contract prior to the end of a Contract processing period. If the Accumulation Value at the end of the Contract processing period equals or exceeds $100,000 or the sum of the premiums paid equals or exceeds $100,000, the charge is zero. Otherwise, the amount deducted is $40 per Contract Year. This charge is to cover a portion of our administrative expenses. See ASSET BASED ADMINISTRATIVE CHARGE, below.

EXCESS ALLOCATION CHARGE
  We currently do not assess a charge for allocation changes made during a Contract Year. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Contract Year. This amount represents the maximum we will charge. The charge would be deducted from the Divisions and the Fixed Allocations from which each such reallocation is made in proportion to the amount being transferred from each such Division and Fixed Allocation unless you have chosen to use the Charge Deduction Division. The excess allocation charge is set at a level that is not designed to produce profit for Golden American or any affiliate. Any allocations or transfers due to the election of dollar cost averaging and reallocation under the provision WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE will not be included in determining if the excess allocation charge should apply.

CHARGES DEDUCTED FROM THE DIVISIONS

MORTALITY AND EXPENSE RISK CHARGE
  The amount of the mortality and expense risk charge depends on the death benefit option that has been elected. If the Standard Death Benefit Option is elected, the charge is equivalent, on an annual basis, to 1.10% of the assets in each Division. The charge is deducted on each Valuation Date at the rate of .003030% for each day in the Valuation Period. Approximately .75% is allocated to the mortality risk and .35% is allocated to the expense risk. If an enhanced death benefit is elected, the charge is equivalent, on an annual basis, to 1.25% for the Annual Ratchet Death Benefit Option, or 1.40% for the 7% Solution Death Benefit Option, of the assets in each Division. The charge is deducted on each Valuation Date at the rate of .003446% or .003863%, respectively, for each day in the Valuation Period. For the Annual Ratchet approximately .90%, or for the 7% Solution approximately 1.05%, is allocated to the mortality risk.

  This charge will compensate us for mortality and expense risks we assume under the Contract. We will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Contract. We will use any gain for any lawful purpose including any shortfalls on paying distribution expenses.


  The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more in annuity income than we planned. Golden American also assumes a risk under the Contract for paying a guaranteed death benefit.


  The expense risk assumed is the risk that it will cost us more to issue and administer the Contract than we expect.

ASSET BASED ADMINISTRATIVE CHARGE
  We will deduct a daily charge from the assets in each Division, to compensate us for a portion of the administrative expenses under the Contract. The daily charge is at a rate of 0.000411% (equivalent to an annual rate of 0.15%) on the assets in each Division.

  This asset based administrative charge plus the administrative charge above will not exceed the cost of the services to be provided over the life of the Contract.

TRUST EXPENSES

There are fees and charges deducted from each Series. Please read the Trust prospectus for details.

OPERATING EXPENSES OF ACCOUNT D

There are additional fees and charges to the Global Account in Account D for management and advisory services as well as other operational expenses of the Global Account. DSI as the Manager of Account D receives a monthly fee equal to an annual rate based upon the following percentages of the Global Account's average daily net assets: 0.40% of the first $500 million and 0.30% of the amount over $500 million. Warburg, Pincus as the Portfolio Manager receives a monthly fee equal to an annual rate based upon the following percentages of the Global Account's average daily net assets: 0.60% of the first

$500 million and 0.50% of the amount over $500 million. The total fees for management and advisory services exceed the fees for similar services paid by some other registered investment companies with similar objectives.

The Global Account bears the expenses of its investment management operations, including expenses associated with custody of securities, portfolio accounting, the Board of Governors, and legal and auditing services.

The initial organizational expenses of the Global Account were advanced by Golden American. The Global Account reimburses Golden American for such expenses, which are amortized over five years from the date of the Global Account's commencement of operations.

The Global Account and DSI have agreed to limit the total expenses of the Global Account. See Part I, The Managed Global Account of Account D.

 CHOOSING YOUR ANNUITIZATION OPTIONS


ANNUITIZATION OF YOUR CONTRACT


If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner under an income plan. We will make these payments under the Annuity Option chosen. You may change an Annuity Option by making a written request to us at least 30 days prior to the Annuity Commencement Date of the Contract. The amount of the payments will be determined by applying your Accumulation Value adjusted for any applicable Market Value Adjustment on the Annuity Commencement Date in accordance with The Annuity Options section below, subject to our published rules at such time. See When We Make Payments.


You may also elect an Annuity Option on surrender of the Contract for its Cash Surrender Value or you may choose one or more Annuity Options for the payment of death benefit proceeds while it is in effect and before the Annuity Commencement Date. If, at the time of the Owner's death or the Annuitant's death (if the Owner is not an individual), no option has been chosen for paying death benefit proceeds, the Beneficiary may choose an option within 60 days. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable Federal tax law.


The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the Accumulation Value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

For each option we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefits, we require the return of the Contract. If your Contract has been lost, we will require that you complete and return the applicable Contract form. Various factors will affect the level of annuity benefits including the Annuity Option chosen, the applicable payment rate used and the investment results of the Divisions and interest credited to the Fixed Allocations in which the Accumulation Value has been invested.

Some annuity options may provide only for fixed payments. Fixed Annuity Payments are regular payments, the amount of which is fixed and guaranteed by us. The amount of the payments will depend only on the form and duration of payments chosen, the age of the Annuitant or Beneficiary (and sex, where appropriate), the total Accumulation Value applied to purchase the fixed option, and the applicable payment rate.

Our approval is needed for any option where:

(1) The person named to receive payment is other than the Owner or Beneficiary;

(2) The person named is not a natural person, such as a corporation; or

(3) Any income payment would be less than the minimum annuity income payment allowed.

ANNUITY COMMENCEMENT DATE SELECTION

You select the Annuity Commencement Date. You may select any date following the third Contract Anniversary but before the Contract Processing Date in the month following the Annuitant's 90th birthday. If you do not select a date, the annuity commencement date will be in the month following the Annuitant's 90th birthday. However, in the state of Pennsylvania the annuity commencement date may not be later than in the month following the Annuitant's 85th birthday for Annuitants with an Issue Age of 80 and under. If the Annuity Commencement Date occurs when the Annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for Federal tax purposes. See Federal Tax Considerations. For a Contract purchased in connection with a qualified plan, distribution must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. Consult your tax advisor.

FREQUENCY SELECTION

You choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, the payments will be made monthly. There may be certain restrictions on minimum payments that we will allow.


THE ANNUITIZATION OPTIONS


There are four options to choose from as shown below. Options 1 through 3 are fixed and option 4 may be fixed or variable. For a fixed option, the Accumulation Value in the Divisions is transferred to the general account.

OPTION 1. INCOME FOR A FIXED PERIOD
  Payment is made in equal installments for a fixed number of years based on the Accumulation Value as of the annuity commencement date. We guarantee that each monthly payment will be at least the amount set forth in the Contract.
  Guaranteed amounts for annual, semi-annual and quarterly payments are available upon request. Illustrations are available upon request. If the Cash Surrender Value or Accumulation Value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the Owner reaches age 59 1/2.
OPTION 2. INCOME FOR LIFE
  Payment is made in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain may be available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death. We guarantee that each payment will be at least the amount set forth in the Contract corresponding to the person's age on his or her last birthday before the option's effective date. Amounts for ages not shown in the Contract are available upon request.

OPTION 3. JOINT LIFE INCOME
  This option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner or Beneficiary of the Contract. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available upon request.

OPTION 4. ANNUITY PLAN
  An amount can be used to buy any single premium annuity we offer on the option's effective date.

PAYMENT WHEN NAMED PERSON DIES

When the person named to receive payment dies, we will pay any amounts still due as provided by the option agreement. The amounts still due are determined as follows:

(1) For option 1, or any remaining guaranteed payments under option 2, payments will be continued. Under options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The discount interest rate is never less than 3% for option 1 and 3.50% for option 2 per year. We will, however, base the discount interest rate on the interest rate used to calculate the payments for options 1 and 2 if such payments were not based on the tables in the Contract.

(2) For option 3, no amounts are payable after both named persons have died.

(3) For option 4, the annuity agreement will state the amount due, if any.

 OTHER CONTRACT PROVISIONS
IN CASE OF ERRORS IN APPLICATION INFORMATION

If an age or sex given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or sex.

SENDING NOTICE TO US
  Any written notices, inquiries or requests should be sent to our Customer Service Center. Please include your name, your Contract number and, if you are not the Annuitant, the name of the Annuitant.

ASSIGNING THE CONTRACT AS COLLATERAL
  You may assign a non-qualified Contract as collateral security for a loan or other obligation. This does not change the Ownership. However, your rights and any Beneficiary's rights are subject to the terms of the assignment. See Transfer of Annuity Contracts, and Assignments. An assignment may have Federal tax consequences. See Federal Tax Considerations.

  You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

NON-PARTICIPATING
  The Contract does not participate in the divisible surplus of Golden American.

AUTHORITY TO MAKE AGREEMENTS
  All agreements made by us must be signed by our president or a vice president and by our secretary or an assistant secretary. No other person, including an insurance agent or broker, can change any of the Contract's terms, make any agreements binding on us or extend the time for premium payments.

CONTRACT CHANGES -- APPLICABLE TAX LAW
We reserve the right to make changes in the Contract to the extent we deem it necessary to continue to qualify the Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes.

YOUR RIGHT TO CANCEL OR EXCHANGE YOUR CONTRACT

CANCELLING YOUR CONTRACT
  You may cancel your Contract within your Free Look Period, which is ten days after you receive your Contract. For purposes of administering our allocation and administrative rules, we deem this period to expire 15 days after the Contract is mailed to you. Some states may require a longer Free Look Period. If you decide to cancel, you may mail or deliver the Contract to our Customer Service Center. We will refund the Accumulation Value plus any charges we deducted, and the Contract will be voided as of the date we receive the Contract and your request. Some states require that we return the premium paid. In these states, we require your premiums designated for investment in the Divisions of Account B and Account D be allocated to the Specially Designated Division during the Free Look Period. Premiums designated for the Fixed Account will be allocated to a Fixed Allocation with the Guarantee Period you have chosen. If you do not choose to exercise your right to cancel during the Free Look Period, then at the end of the Free Look Period your money will be invested in the Divisions chosen by you, based on the index of investment experience next computed for each Division. See Measurement of Investment Experience, INDEX OF EXPERIENCE AND UNIT VALUE.

EXCHANGING YOUR CONTRACT
  For   information   regarding   Section1035   exchanges,   see   Federal   Tax
  Considerations.

OTHER CONTRACT CHANGES
You may change the Contract to another annuity plan subject to our rules at the time of the change.
GROUP OR SPONSORED ARRANGEMENTS
For certain group or sponsored arrangements, we may reduce any surrender, administration, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or offer a reduced death benefit. Group arrangements include those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Contracts to its employees on an individual basis.
Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.
We will make these and any similar reductions according to our rules in effect when an application or enrollment form for a Contract is approved. We may change these rules from time to time. Any variation in the administrative charge will reflect differences in costs or services and will not be unfairly discriminatory.

SELLING THE CONTRACT

DSI is also principal underwriter and distributor of the Contract as well as for other Contracts issued through Account B and Account D and other separate accounts of Golden American. We pay DSI for acting as principal underwriter under a distribution agreement. The offering of the Contract will be continuous.

DSI has entered into and will continue to enter into sales agreements with broker-dealers to solicit for the sale of the Contract through registered representatives who are licensed to sell securities and variable insurance products including variable annuities. These agreements provide that applications for Contracts may be solicited by registered representatives of the broker-dealers appointed by Golden American to sell its variable life insurance and variable annuities. These broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. ("NASD"). The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities. The writing agent will receive commissions of up to 6.0% of any initial or additional premium payments made.

 REGULATORY INFORMATION

VOTING RIGHTS

ACCOUNT B
  We will vote the shares of the Trust owned by Account B according to your instructions. However, if the Investment Company Act of 1940 or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of the Trust in our own right, we may decide to do so.

  We determine the number of shares that you have in a Division by dividing the Contract's Accumulation Value in that Division by the net asset value of one share of the portfolio in which a Division invests. Fractional votes will be counted. We will determine the number of shares you can instruct us to vote 180 days or less before the Trust's meeting. We will ask you for voting instructions by mail at least 10 days before the meeting.

  If we do not get your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that Division.We will also vote shares we hold in Account B which are not attributable to Owners in the same proportion.

ACCOUNT D
  Owners with Accumulation Value in the Global Account have certain voting rights. Each such Owner will be given one vote for every $1.00 of Accumulation Value in the Global Account with fractional interests counted, unless a different allocation of voting rights is required under applicable law for an investment medium for variable annuity Contracts. Account D's rules do not require Account D to hold annual meetings of Owners of interests in Account D, although special meetings may be called for Account D for purposes such as electing or removing members of the Board of Governors, changing fundamental policies, or approving a Contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of the Global Account of Account D means the lesser of:

  (1) The holders of more than 50% of all votes entitled to be cast in respect to Account D; or,

  (2) The holders of at least 67% of the votes which
      are present at a meeting of such persons are the holders of more than 50% of all votes entitled to be cast in respect to Account D are present or represented by proxy.

We will determine the number of votes you can instruct us to vote 90 days or less before Account D's meeting. We will ask you for voting instructions by mail at least 14 days before the meeting.

STATE REGULATION

We are regulated and supervised by the Insurance Department of the State of Delaware, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The variable Contract offered by this prospectus has been approved by the Insurance Department of the State of Delaware and by the Insurance Departments of other jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS

Golden American, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material and we do not expect to incur significant losses from such actions.

LEGAL MATTERS


The legal validity of the Contract described in this prospectus has been passed on by Myles R. Tashman, Esquire, Senior Vice President of Golden American. Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain matters relating to Federal securities laws.


EXPERTS


The audited financial statements of Golden American Life Insurance Company, Separate Account B and The Managed Global Account of Separate Account D appearing or incorporated by reference in the Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing or incorporated by reference in the Statement of Additional Information and in the Registration Statement and are included or incorporated by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

 MORE INFORMATION ABOUT GOLDEN AMERICAN LIFE INSURANCE COMPANY

SELECTED FINANCIAL DATA

The following selected financial data prepared in accordance with generally accepted accounting principles ("GAAP") for Golden American should be read in conjunction with the financial statements and notes thereto included in this Prospectus.


                                                                                  SELECTED GAAP FINANCIAL DATA
                                                                    --------------------------------------------------------
                                                                       FOR THE PERIODS         FOR THE FISCAL YEARS ENDED
                                                                        ENDED JUNE 30                 DECEMBER 31
                                                                    ----------------------  --------------------------------
(IN THOUSANDS)                                                         1995        1994        1994       1993      1992(A)
------------------------------------------------------------------  ----------  ----------  ----------  ---------  ---------
Variable Life and Annuity Product Fees and Policy Changes.........  $    9,084  $    7,947  $   17,519  $  10,192  $     694
Net Income before Federal Income Tax..............................  $    1,111  $      937  $    2,222  $  (1,793) $    (508)
Net Income (Loss).................................................  $    1,111  $      937  $    2,222  $  (1,793) $    (508)
Total Assets......................................................  $1,105,319  $1,000,964  $1,044,760  $ 886,155  $ 320,539
Total Liabilities.................................................  $1,014,766  $  969,477  $  955,254  $ 857,558  $ 306,197
Total Stockholder's Equity........................................  $   90,553  $   31,487  $   89,506  $  28,597  $  14,342


    (a) Results for 1992 are for the period September 30, 1992 (date of acquisition) to December 31, 1992.

The following selected financial data was prepared on the basis of statutory accounting practices ("SAP"), which have been prescribed or permitted by the Department of Insurance of the State of Delaware and the National Association of Insurance Commissioners. These practices differ in certain respects from GAAP. The selected financial data should be read in conjunction with the financial statements and notes thereto included in this Prospectus, which describe the differences between SAP and GAAP.


                                                                      SELECTED STATUTORY FINANCIAL DATA
                                                -----------------------------------------------------------------------------
                                                   FOR THE PERIODS
                                                    ENDED JUNE 30              FOR THE FISCAL YEARS ENDED DECEMBER 31
                                                ----------------------  -----------------------------------------------------
(IN THOUSANDS)                                     1995        1994       1994       1993       1992       1991       1990
----------------------------------------------  ----------  ----------  ---------  ---------  ---------  ---------  ---------
Premiums & Annuity Considerations.............  $   54,559  $  218,629  $ 294,550  $ 505,465  $ 191,039  $  41,615  $  29,739
Net Income before Federal Income Tax..........  $   (2,498) $   (7,298) $ (11,260) $  (9,417) $  (4,225) $  (2,086) $  (1,566)
Net Income (Loss).............................  $   (2,498) $   (7,298) $ (11,260) $  (9,401) $  (3,986) $  (1,752) $  (1,566)
Total Assets..................................  $1,036,366  $  933,986  $ 988,180  $ 834,123  $ 302,200  $ 119,652  $  74,271
Total Liabilities.............................  $  973,103  $  920,588  $ 921,888  $ 815,301  $ 289,995  $ 106,199  $  58,573
Total Capital & Surplus.......................  $   63,263  $   13,398  $  66,292  $  18,822  $  12,205  $  13,453  $  15,698


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the Financial Statements and Notes to Financial Statements included herein.

BUSINESS ENVIRONMENT

  The current business and regulatory environment remains challenging for the insurance industry. On the whole, more Americans have started to take a proactive view toward their own retirement planning. Additionally, with the fear that people will outlive their savings, many Americans have shifted their resources from purchasing death benefit type products such as life insurance to living benefit products such as annuities. As a result of this trend, annuities have sustained a long growth phase. In recent years, variable products provided contractholders with the opportunity to achieve diversified investing in mutual fund type investments. The following factors provided a positive impact on variable annuity premiums over the past three years: low interest rates, strong stock market performance and demand for investment alternatives. However, during 1994, the Federal Reserve Board began raising interest rates pre-emptively to slow the growth of the economy to a more sustainable rate and avoid a late-cycle outbreak of inflation. In part and as a result of an increase in interest rates, fixed annuities and market value adjusted annuity products gained popularity in many distribution networks as variable annuities lost market share.


SUMMARY
  During 1994, the rise in interest rates and stock market volatility contributed to the slow-down in Golden American's premium growth as the company was marketing exclusively variable annuity and life products tied to mutual fund investing. Consequently, during 1995, the Company intends to expand its strategic marketing emphasis by offering fixed rate investment options in life and annuity products.

RESULTS OF OPERATIONS
  THE FIRST SIX MONTHS OF 1995 COMPARED TO
  THE FIRST SIX MONTHS OF 1994

    Net income for the first six months of 1995 was $1.11 million, an increase of $.17 million or 18% from the first six months of 1994. New premium receipts for the first six months of 1995 were $61 million, a decrease of $159 million or 72% from the comparative period in 1994.



    Variable life and annuity product fees and policy charges increased from $7.9 million for the first six months of 1994 to $9.1 million for the first six months of 1995, an increase of $1.2 million or 14%. The increase is primarily due to fees earned from the increasing block of business under management in the Separate Accounts and an increase in the collection of surrender charges, primarily in the first quarter 1995.



    Operating and administrative expenses were $7.7 million for the first six months of 1995, an increase of $2.9 million or 61% from the comparable 1994 period. The increased expenses were due in part to a decline in fund values in 1994. This decline in fund values increased the Company's net amount at risk, which in turn resulted in an increase in reinsurance fees of $.8 million for the first six months of 1995 as compared to the first six months of 1994. Net operating expenses have also been adversely affected by the lower level of production achieved in 1995, which has led to lower capitalization of the Company's acquisition costs. Partially offsetting these increases was a decrease in interest expense of $.8 million for the first six months of 1995 compared to the first six months of 1994. The elimination of interest expense in 1995 resulted from the retirement of the Company's debt in December 1994 with the proceeds from the issuance of preferred stock. As of June 30, 1995, the Company has declared dividends on preferred stock of $1.8 million. There had been no preferred stock issued as of June 30, 1994.

  1994 COMPARED TO 1993
    Golden American realized net GAAP income (loss) of $2.22 million and $(1.79) million for 1994 and 1993, respectively. The increase in net GAAP earnings for 1994 is attributable to the increase in average Separate Account assets in 1994, as compared to 1993.

    Variable life and annuity product fees and policy charges were $17.52 million for 1994 as compared to $10.19 million for 1993. The increase is primarily attributable to increased fees from the increasing block of business under management in the Separate Accounts. Separate Account assets have increased from $295 million at December 31, 1992 to $810 million at December 31, 1993 to $950 million at December 31, 1994. The increase in Separate Account assets and liabilities of $515 million during 1993 was primarily due to 1993 premiums and annuity considerations of $505 million.

  1993 COMPARED TO THE THREE MONTH PERIOD ENDED DECEMBER 31, 1992
    Golden American on a GAAP basis realized a net loss of $1.79 million for the year ending December 31, 1993, as compared to a net loss of $0.52 million for the three month period ending December 31, 1992 (the Company's date of acquisition by Bankers Trust Company). Variable life and annuity product fees and policy charges increased from $0.69 million for the three month period ending December 31, 1992 to $10.19 million for the year ending December 31, 1993. The increase is attributable to 1993 results including twelve months versus three months for 1992 and the increasing block of business under management in the Separate Accounts. Separate Account assets increased from $295 million at December 31, 1992 to $810 million at December 31, 1993.

    Total GAAP benefits and expenses in 1993 and 1992, respectively, were $12.24 million and $1.27 million. This increase is attributable to 1993 results including twelve months versus three months for 1992 and an increase in expenses associated with new sales and the increase in benefits costs and the expenses associated with a growing block of business.


  Golden American's earnings are principally derived from the charges imposed on variable annuity products and, to a lesser extent, variable life products. The primary revenues from these products consist of charges for mortality and expense risk, the cost of insurance and Contract administration charges that have been assessed against account balances during the period. In addition, a sales load ranging from 3% to 7.5% is assessed to premium payments and collected over a number of years for certain other GoldenSelect variable annuity and life products. These sales loads are earned over the life of the insurance Contract in relation to estimated future gross profits. Sales loads that have been deducted but not yet earned are not recognized in current income and are reported as unearned revenue. The costs associated with acquiring new business are deferred at issue and amortized over the lives of the policies in relation to the present value of estimated future gross profits. Golden American also incurs expenses associated with the maintenance of in-force Contracts.

  Cash required to fund the acquisition costs associated with deferred sales load products written in 1992, 1993 and 1994 was provided by short-term borrowings with an unaffiliated bank. Accordingly, the cost of these borrowed funds increased in line with the general increase in the Federal Funds rates.

  In 1994, the insurance industry saw a slow-down in the recent trend of individuals moving away from traditional fixed products and into variable products. Golden American experienced a similar slow-down as sales for 1994 were down 39% compared to 1993.

LIQUIDITY AND CAPITAL RESOURCES
  Golden American's liquidity requirements include the payment of sales commissions, and other acquisition and underwriting expenses on the annuity and life business that it writes. Overall, the Company had negative cash flow from operations in 1994 because it sold variable products exclusively; total premiums received were invested immediately in the Company's Separate Accounts which purchased shares of portfolios of The GCG Trust, an open-end, management investment company, or directly purchased portfolio securities. Because 100% of the premium was invested as described above, the payment of commissions and other acquisition costs resulted in negative cash flow from operations during the Company's early growth years.

  Positive cash flow elements from operations are produced primarily from two sources. Fees are collected from the in-force book of business. In addition, during 1995, Golden American began to distribute a fixed account option with its variable annuity product. Premium amounts directed to the fixed account option produce positive cash flow from operations as amounts are retained within the general account of the Company and are used to fund an investment portfolio that finances future benefit payments. Investments are made in fixed-rate investments such as bonds, and short-term investments in order to provide a sufficient return as well as to match the duration of the obligation for future benefit payments. Golden American products also contain surrender charge features which reward persistency and penalize the early withdrawal of funds.

  Golden American has developed and utilizes a projection system which forecasts cash flow. Cash flow from operations will vary depending on the amount of premium written and the product mix. The Company also periodically performs asset/liability matching in the management of its asset and liability portfolios. Those matching practices involve the monitoring of asset and liability durations for various product lines, cash flow testing under various interest rate scenarios, and the continuous rebalancing of assets and liabilities with respect to yield, risk, and cash flow characteristics.


  Golden American has funded those past expenses described above for its variable annuity and life business currently in-force at the beginning of 1995 by the issuance of $50 million redeemable preferred stock with its immediate parent, BT Variable, Inc. on December 30, 1994. This $50 million preferred stock transaction accounts for a majority of the large increase in total Stockholder's Equity (as reported on a GAAP basis) from 1993 to 1994. The short-term debt discussed previously in the Results of Operations was retired by Golden American and assumed by BT Variable, Inc. as of December 30, 1994. Dividends on this preferred stock issue are payable on the last business day of each quarter, beginning March 31, 1995. Through June 30, 1995, $1.77 million of preferred stock dividends have been declared. To the extent that Golden American has funds available, Golden American may redeem at its option the preferred stock in cash. Any redemption requires the prior approval of the California Department of Insurance and may require approval of the Delaware Department of Insurance. Funds will become available for redemptions from future statutory earnings as well as the collection of deferred sales loads. The outstanding amount of deferred sales load to be collected as of December 31, 1994 was $48.9 million.


  The NAIC has developed and implemented the Risk Based Capital "RBC" adequacy monitoring system. The RBC calculates the amount of adjusted capital which a life insurance company should have based upon that company's risk profile. The NAIC has established four different levels of regulatory action with respect to the RBC adequacy monitoring system. Each of these levels may be triggered if an insurer's total adjusted capital is less than a corresponding level of RBC. As of December 31, 1994, based on the RBC formula, Golden American's total adjusted capital level exceeded the minimum amount of capital required to avoid regulatory action. Under currently effective funding agreements, expected RBC levels will remain well in excess of levels required to avoid regulatory actions. There is no assurance, however, that Golden American will continue to maintain its current RBC level.

During 1994, BT Variable, Inc. made capital contributions to Golden American of $8.75 million. Golden American believes that it will be able to fund the capital and surplus required for projected new business from existing statutory capital and surplus, statutory earnings on the existing book of business as well as future surplus contributions from its parent. Golden American also believes that it will be able to fund the above liquidity requirements of sales commissions and acquisition costs of projected new business from affiliated borrowings and/or borrowings with non-affiliated banks. Golden American expects to continue to receive capital contributions from BT Variable if necessary. Golden American's future marketing efforts could be hampered should its parent and/or affiliates be unable to provide additional funding.

Pursuant to the terms of an escrow agreement entered into in connection with the purchase of Golden American from Mutual Benefit by Bankers Trust Company, Golden American is obligated to fund up to $5.0 million into an escrow account pending final resolution of a dispute concerning the final terms of the agreements consummating the purchase of Golden American, which dispute is before the Chancery Court of New Jersey. Any amounts assessed against Golden American upon final adjudication of such dispute would be paid from the escrow account. Management believes that the likelihood of any judgment against Golden American with respect to the escrow account is unlikely and would not have a material impact on Golden American. As of December 31, 1994, $2,675,000 has been deposited into the escrow account. Golden American's obligation is secured by a pledge of its right to receive certain deferred sales loads. Bankers Trust has estimated that the contingent liability due from Golden American amounted to $438,636 at December 31, 1994 and 1993, and has been so accrued in the accompanying financial statements.

SEGMENT INFORMATION

  During the period since the acquisition by Bankers Trust, September 30, 1992 to date of this Prospectus, Golden American's operations consisted of one business segment, the sale of annuity and life insurance products. Golden American and its affiliate Directed Services, Inc., are party to 127 sales agreements with broker-dealers. Two of those broker-dealers sell a substantial portion of its business.


REINSURANCE
  Golden American reinsures its mortality risk associated with the Contract's guaranteed death benefit with one or more appropriately licensed insurance companies. Golden American also, effective June 1, 1994, entered into a reinsurance agreement on a modified coinsurance basis with an affiliate of a broker-dealer which distributes Golden American's products with respect to 25% of the business produced by that broker-dealer.

RESERVES
  In accordance with the life insurance laws and regulations under which Golden American operates, it is obligated to carry on its books, as liabilities, actuarially determined reserves to meet its obligations on outstanding Contracts. Reserves, based on valuation mortality tables in general use in the United States, where applicable, are computed to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, make adequate provision according to presently accepted actuarial standards of practice, for the anticipated cash flows required by the contractual obligations and related expenses of Golden American.

INVESTMENTS
  Golden American's assets are invested in accordance with applicable state laws. These laws govern the nature and the quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, preferred or common stocks, real estate mortgages, real estate and certain other investments. All of Golden American's assets, except for assets held in escrow and variable separate account assets supporting variable products, are available to meet its obligations under the Contracts.


  Golden American makes investments in accordance with investment guidelines that take into account investment quality, liquidity and diversification, and invests assets supporting the Contract guarantees primarily in fixed income assets issued or guaranteed by the U.S. government or its agencies and instrumentalities. At December 31, 1994, Golden American had invested assets of $17.2 million consisting of $13.9 million of short-term securities and $3.3 million of bonds and other long-term investments.


  At December 31, 1994, 100% of Golden American's invested assets and cash equivalents supporting Contract guarantees consisted of liquid and readily marketable securities.

  At December 31, 1994, 100% of the total invested assets were invested in investment grade bonds and 0% were invested in non-investment grade securities. Golden American defines non-investment grade as unsecured corporate debt obligations which do not have a rating equivalent to Standard and Poor's (or similar rating agency) BBB or higher and are not guaranteed by an agency of the federal government.

COMPETITION
  Golden American is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products comparable to those of Golden American. There are approximately 2,350 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than Golden American.

CERTAIN AGREEMENTS
  During 1994, Bankers Trust (Delaware), a subsidiary of Bankers Trust New York Corporation, and Golden American became parties to a service agreement pursuant to which Bankers Trust (Delaware) has agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to Golden American. Expenses incurred by Bankers Trust (Delaware) in relation to this service agreement are reimbursed by Golden American on an allocated cost basis. Charges billed to Golden American by Bankers Trust (Delaware) pursuant to the service agreement were $816,264 for 1994.

  Prior to 1994, Golden American had arranged with BT Variable to perform services related to the development and adminstration of its products. For the year 1993 and the period from September 30, 1992 to December 31, 1992, fees earned by BT Variable from Golden American for these services aggregated $2,701,000 and $209,000, respectively. The agreement was terminated as of January 1, 1994.

  In addition, BT Variable provided to Golden American certain of its personnel to perform management, administrative and clerical services and the use of certain of its facilities. BT Variable charged Golden American for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by BT Variable's employees on behalf of Golden American. For the year 1993 and the period from September 30, 1992 to December 31, 1992, BT Variable allocated to Golden American $1,503,000 and $450,000, respectively. The agreement was terminated on January 1, 1994. During 1994, such expenses were allocated directly by BT New York Corporation to Golden American and totaled $1,395,966 for the year.

DISTRIBUTION AGREEMENT
  Prior to 1994, Golden American had entered into agreements with DSI to perform services related to the management of its investments and the distribution of its products. For the year 1993 and the period from September 30, 1992 to December 31, 1992, Golden American incurred $311,000 and $35,000, respectively, for such services. The agreement was terminated as of January 1, 1994.


  DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which, as of December 31, 1994, are sold primarily through two broker/dealer institutions. For the years ended 1994 and 1993 and the period from September 30, 1992 to December 31, 1992, commissions paid by Golden American to DSI aggregated $17,569,000, $34,260,000, and $6,429,197, respectively.


  Golden   American  provided  to  DSI  certain  of  its  personnel  to  perform management, administrative and clerical services and the use of certain facilities. Golden American charged DSI for such expenses and all other general and adminstrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. For the years ended December 31, 1994 and 1993, expenses allocated to DSI were $1,983,000 and $2,013,000, respectively.

EMPLOYEES
  Golden American, as a result of its Service Agreements with each of Bankers Trust (Delaware) and BT Variable, has very few direct employees. Instead, various management services are provided by Bankers Trust (Delaware), BT Variable and Bankers Trust New York Corporation, as described above under "Certain Agreements." The cost of these services is allocated to Golden American.

  Certain officers of Golden American are also officers of BT Variable and DSI, and their salaries are allocated among the three companies. One officer of Golden American is also an officer of Bankers Trust New York Corporation, and his salary is allocated solely to Bankers Trust New York Corporation. See "Directors and Executive Officers."

PROPERTIES
  Golden American's principal office is located at 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801, where all of Golden American's records are maintained. This office space is sub-leased from Bankers Trust (Delaware) under the service agreement described above. In addition, certain legal, sales, product development and corporate communications personnel operate in a Bankers Trust New York managed facility at 280 Park Avenue, 14 West, New York, New York 10017. An allocable share of this property's cost is paid by Golden American based on square feet.

DIRECTORS AND EXECUTIVE OFFICERS


         NAME (AGE)           POSITIONS(S) WITH THE COMPANY
----------------------------  -----------------------------
Terry L. Kendall (48)         Chairman, President and Chief
                               Executive Officer
John Herron, Jr. (43)         Director
Richard A. Marin (41)         Director
Barnett Chernow (44)          Executive Vice President
Mitchell R. Katcher (41)      Executive Vice President
David L. Jacobson (45)        Senior Vice President and
                               Assistant Secretary
Stephen J. Preston (37)       Senior Vice President, Chief
                               Actuary and Controller
Myles R. Tashman (52)         Senior Vice President
Mary B. Wilkinson (38)        Senior Vice President and
                               Treasurer


Each director is elected to serve for one year or until the next annual meeting of shareholders or until his or her successor is elected. Some directors are directors of insurance company subsidiaries of Golden American's ultimate parent, Banker's Trust, New York.

The principal positions of Golden American's directors and executive officers for the past five years are listed below:

MR. KENDALL joined Bankers Trust Company in September 1993 as Managing Director. He is Chairman of the Board, President and Chief Executive Officer of the Golden American. From 1982 through June 1993, he was President and Chief Executive Officer of United Pacific Life Insurance Company.

MR. MARIN joined Bankers Trust Company in 1978 and is a Managing Director. He has been a director of Golden American since 1992.

MR. HERRON joined Banker Trust Company in 1978 and is a Managing Director. He has been a director of Golden American since 1993.

MR. CHERNOW joined Golden American in October 1993 as Executive Vice President. From 1977 through 1993 he held various positions with Reliance Insurance Companies and was Senior Vice President and Chief Financial Officer of United Pacific Life Insurance Company from 1984 through 1993.


MR. KATCHER joined Golden American in July 1993 as Executive Vice President. From 1991 through 1993 he was a Consulting Actuary for Tillinghast. Prior to 1991 he was Senior Vice President and Chief Actuary with Monarch Financial Services, Inc.


MR. TASHMAN joined Golden American in August 1994 as Senior Vice President. From 1986 through 1993 he was Senior Vice President and General Counsel of United Pacific Life Insurance Company.

MR. JACOBSON joined Golden American in November 1993 as Senior Vice President and Assistant Secretary. From April 1974 through November 1993 he held various positions with United Pacific Life Insurance Company and was Vice President upon leaving.

MS. WILKINSON joined Golden American in November 1993 as Senior Vice President. From August 1993 through October 1993 she was an Assistant Vice President with CIGNA Insurance Companies. From January 1987 through July 1993 she held various positions with United Pacific Life Insurance Company and was Vice President and Controller upon leaving.

MR. PRESTON joined Golden American in December 1993 as Senior Vice President, Chief Actuary and Controller. From September 1993 through November 1993 he was Senior Vice President and Actuary for Mutual of America Insurance Company. From July 1987 through August 1993 he held various positions with United Pacific Life Insurance Company and was Vice President and Actuary upon leaving.

COMPENSATION TABLES AND OTHER INFORMATION


The following sets forth information with respect to the Chief Executive Officer of Golden American as well as the annual salary and bonus for the next four most highly compensated executive officers for the fiscal year ended December 31, 1994. Certain executive officers of Golden American are also officers of Directed Services, Inc. ("DSI"). The salaries of such individuals are allocated between Golden American and DSI. With the exception of Mr. Kendall, executive officers of Golden American are also officers of BT Variable and DSI. The salaries of such individuals are allocated between Golden American, BT Variable and DSI pursuant to an arrangement among these companies. Mr. Kendall also serves as a Managing Director at Bankers Trust New York Corporation. Compensation amounts for Mr. Kendall which are reflected throughout these tables are not charged to Golden American, but are instead absorbed by Bankers Trust New York Corporation.

                          EXECUTIVE COMPENSATION TABLE

The following table sets forth information with respect to the former Chief Executive Officer of GALIC as well as the annual salary and bonus for the next four most highly compensated executive officers for the fiscal year ended December 31, 1994.


                                                                                       LONG-TERM
                                                             ANNUAL COMPENSATION    COMPENSATION
                                                                                      RESTRICTED      SECURITIES
NAME AND                                                    ----------------------   STOCK AWARDS     UNDERLYING       ALL OTHER
PRINCIPAL POSITION                                YEAR       SALARY     BONUS (1)   OPTIONS (2)(3)      OPTIONS      COMPENSATION
---------------------------------------------     -----     ---------  -----------  ---------------  -------------  ---------------
Terry Lee Kendall, ..........................        1994   $ 250,000   $ 400,000      $ 276,030          11,000
 Chairman, President and Chief Executive
 Officer (6) (September 1993 to Present)

Barnett Chernow, ............................        1994   $ 185,000   $ 165,000      $   1,800             500       $98,212(4)
 Executive Vice President

Mitchell Katcher, ...........................        1994   $ 175,000   $ 150,000
 Executive Vice President

Robert Benjamin Langel, .....................        1994   $ 150,000   $ 213,000                                      $18,750(5)
 Former Executive Vice President

Fred H. Davidson, ...........................        1994   $ 164,766                                                  $25,125(5)
 Former Executive Vice President

Stephen Preston, ............................        1994   $ 131,667   $  50,000                                       $4,721(4)
 Senior Vice President and Chief Actuary and
 Controller


------------------------------

(1) 1994 bonuses are paid in January 1995. The amount shown does not include bonuses paid in January 1994 for performance in 1993.

(2) Amounts shown are for awards granted and exercisable in 1994. This table does not reflect shares granted in 1993 exercisable in 1996. All awards have been valued for this table using closing prices of the common stock of Bankers Trust New York Corporation as of December 31, 1994 using a Bloomberg system. Shares of restricted stock have a three year vesting period. The number and value of Restricted Shares and Restricted Units held by executive officers as of December 31, 1994 is Mr. Kendall 3,000 shares and 3,000 units -- $166,125 and Mr. Chernow: 500 shares and 500 units -- $27,688.

(3) Dividends are paid on unvested Restricted Shares and dividend equivalents are paid on unvested Restricted units. Such dividends and dividend equivalents are equal in amount to the dividends paid on shares on Bankers Trust New York Corporation Common Stock.

(4) Amounts shown for 1994 represent relocation expenses paid on behalf of the employee.

(5) Contributions are made by the Company on behalf of the employee to PartnerShare, the deferred compensation plan sponsored by Bankers Trust New York Corporation and its affiliates for the benefit of all Bankers Trust employees, in February of the current year to employees on record as of December 31 of the previous year, after the employee completes one year of service with the company. This contribution may be in the form of deferred compensation and/or a cash payment. In 1994, Mr. Langel received $16,495 of deferred compensation and $2,250 of cash payment from the plan. Mr. Davidson received $19,044 of deferred compensation and $6,081 of cash payment from the plan. All other executives listed above were not eligible for contributions to the PartnerShare Plan in 1994.

(6) Mr. Kendall has served as Chairman, President and Chief Executive Officer of Golden American since September of 1993. Mr. Kendall's salary and bonuses are paid directly by Bankers Trust New York Corporation.

                         OPTION GRANTS IN LAST FISCAL YEAR

                                                                           % OF TOTAL
                                                           NUMBER OF        OPTIONS
                                                          SECURITIES       GRANTED TO                       EXPIRATION
                                                          UNDERLYING      EMPLOYEES IN   EXERCISE PRICE        DATE
                                           FISCAL YEAR  OPTIONS GRANTED   FISCAL YEAR     ($ PER SHARE)   ($ PER SHARE)
                                           -----------  ---------------  --------------  ---------------  --------------
Terry Lee Kendall........................        1994          8,000         .0003268          68.625        6-21-2004


                                           GRANT DATE
                                             PRESENT
                                            VALUE(3)
                                           -----------
Terry Lee Kendall........................   $ 161,680

(1) Option grants in 1994 relate to performance in 1994. This table does not include option grants in 1993 related to performance in 1993.

(2) All options on Bankers Trust New York Corporation common stock are exercisable on June 21, 1995.

(3) Valued using a Black-Scholes style valuation. The assumptions used for the variables in the model were: 27% volatility (which is the volatility of the Common Stock for the 36 months preceding grant); an 8.29% rate of return (which is the rate as of February 10, 1995 adjusted by 41 basis points to represent the LIBOR rate as of the grant date for zero coupon bond expiring June 2004); a 5.25% dividend yield; and a 10-year option term (which is the term of the option granted). The actual gain Mr. Kendall will realize on the options will depend on the future price of the Common Stock and cannot be accurately forecast by application of an option valuation.

Directors of Golden American receive no additional compensation for serving as a director.

OTHER COMPENSATION
  On November 29, 1993, Mr. Jerome Golden resigned as President of Golden American. He had served as President from July 1987 through November 29, 1993. In accordance with the terms of a Separation Agreement between Mr. Golden and the Company, Mr. Golden was paid $425,000 in 1994 and again in 1995. The amounts represent a full settlement with no future payments required.

 FEDERAL TAX CONSIDERATIONS

INTRODUCTION


The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of the tax law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended ("Code"). Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of the contract. In addition, GOLDEN AMERICAN MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

TAX STATUS OF GOLDEN AMERICAN

Golden American is taxed as a life insurance company under the Code. Since the operations of Account B and Account D are a part of, and are taxed with, the operations of Golden American, Account B and Account D are not separately taxed as "regulated investment companies" under the Code. Under existing federal income tax laws, investment income and capital gains of Account B and Account D are not taxed to Golden American to the extent they are applied to increase reserves under a contract. Since, under the contracts, investment income and realized capital gains of Account B and Account D attributable to contract obligations are automatically applied to increase reserves, Golden American does not anticipate that it will incur any federal income tax liability in Account B or Account D attributable to contract obligations, and therefore Golden American does not intend to make provision for any such taxes. If Golden American is taxed on investment income or capital gains of Account B or Account D, then
Golden American may impose a charge against Account B or Account D, as appropriate, in order to make provision for such taxes.

TAXATION OF NON-QUALIFIED ANNUITIES

TAX DEFERRAL DURING ACCUMULATION PERIOD

  Under existing provisions of the Code, except as described below, any increase in an owner's Accumulation Value is generally not taxable to the owner until amounts are received from the Contract, either in the form of annuity payments as contemplated by the Contract, or in some other form of distribution. However, this rule allowing deferral applies only if (1) the investments of Account B and Account D are "adequately diversified" in accordance with Treasury Department regulations, (2) Golden American, rather than the owner, is considered the owner of the assets of Account B and Account D for federal income tax purposes, and (3) the owner is an individual. In addition to the foregoing, if the Contract's annuity commencement date occurs at a time when the annuitant is at an advanced age, such as over age 85, it is possible that the owner will be taxable currently on the annual increase in the Accumulation Value.


      DIVERSIFICATION REQUIREMENTS. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Divisions of Account B and Account D, are to be "adequately diversified." If a Division of Account B or Account D failed to comply with these diversification standards, contracts based on that segregated asset account would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxable currently on the income on the contract (as defined in the tax law) beginning with the period of non-diversification. Golden American expects that the Divisions of Account B and Account D will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

      OWNERSHIP TREATMENT. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Divisions of Account B or Account D, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts (of a segregated asset account) without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.


      The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the owner of this Contract has the choice of more investment options to which to allocate purchase payments and the Accumulation Value, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the owner being treated as the owner of all or a portion of the assets of Account B and Account D. In addition, Golden American does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Golden American therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract owners from being considered the owners of the assets of Account B or Account D. However, there is no assurance that such efforts would be successful.



      Frequently, if the IRS or the Treasury Department sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only. Thus, if the IRS or the Treasury Department were to issue regulations or a ruling which treated an owner of this Contract as the owner of Account B or Account D, that treatment might apply on a prospective basis. However, if the regulations or ruling were not considered to set forth a new position, an owner might retroactively be determined to be the owner of the assets of Account B and Account D.


      NON-NATURAL OWNER. As a general rule, contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural owners.

      First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a contract under a non-qualified deferred compensation arrangement for its employees.

      In addition, exceptions to the general rule for non-natural owners will apply with respect to (1) contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain contracts issued in connection with qualified retirement plans, (3) contracts purchased by employers upon the termination of certain qualified retirement plans, (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single purchase payment when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


      The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.


TAXATION OF PARTIAL WITHDRAWALS AND SURRENDERS

  In the case of a partial withdrawal prior to the annuity commencement date, amounts received generally are includible in income to the extent the owner's cash value (determined without regard to any surrender charge, within the meaning of the tax law) before the surrender exceeds his or her "investment in the contract." In the case of a surrender of the Contract for the cash surrender value, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to IRAs and other qualified retirement plans) less any amounts previously received from the Contract which were not includible in income.


  In the case of systematic partial withdrawals, the amount of each withdrawal will generally be taxed in the same manner as a partial withdrawal made prior to the annuity commencement date, as described above. However, there is some uncertainty regarding the tax treatment of systematic partial withdrawals, and it is possible that additional amounts may be includible in income.


  The Contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. As described elsewhere in this prospectus, Golden American imposes certain charges with respect to the death benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial withdrawal from the Contract.


  In certain circumstances, surrender charges may be waived because of the owner's need for extended medical care or because of the owner's terminal illness. Distributions made in respect of which surrender charges are waived are treated as partial withdrawals or surrenders, as the case may be, for income tax purposes.

TAXATION OF ANNUITY PAYMENTS

  Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying (1) the fixed annuity payment by (2) the ratio of the "investment in the contract" (defined above), adjusted for any period certain or refund feature, allocated to the fixed annuity option to the total expected amount of fixed annuity payments for the period of the Contract (determined under Treasury Department regulations). In the case of variable annuity payments, the exclusion amount for each variable annuity payment is a specified dollar amount equal to the investment in the Contract allocated to the variable annuity option when payments begin divided by the number of variable payments expected to be made (determined by Treasury Department regulations).



  Once the total amount of the investment in the Contract is excluded using these formulas, annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant or beneficiary (depending upon the circumstances).


  If any amount is constructively received, within the meaning of the tax law, from a contract (which may occur when a death benefit becomes payable), such amount will be treated as a partial withdrawal or surrender for federal income tax purposes unless it is applied under an annuity option within 60 days after the time when such amount was constructively received. In any event, however, payments must comply with applicable Federal tax law distribution requirements.


TAXATION OF DEATH BENEFIT PROCEEDS
  Prior to the annuity commencement date, amounts may be distributed from a contract because of the death of an owner or, in certain circumstances, the death of the annuitant. Such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. After the annuity commencement date, where a guaranteed period exists under an annuity option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or (2) if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.

ASSIGNMENTS, PLEDGES, AND GRATUITOUS TRANSFERS

  Other than in the case of contracts issued as IRAs or in connection with certain other qualified retirement plans (which generally cannot be assigned or pledged), any assignment or pledge (or agreement to assign or pledge) of any portion of the value of the contract is treated for federal income tax purposes as a partial withdrawal of such amount or portion. The investment in the Contract is increased by the amount includible as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an owner transfers a contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the cash surrender value (within the meaning of the tax law) and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.


SECTION 1035 EXCHANGES

  Code section 1035 provides that no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract, provided that no cash or other property is received in the exchange transaction. Special rules and procedures apply in order for an exchange to meet the requirements of section 1035. Also, there are additional tax considerations involved when the contracts are issued in connection with qualified retirement plans. Prospective owners of this Contract should consult a tax advisor before entering into a section 1035 exchange (with respect to non-qualified annuity contracts) or a trustee-to-trustee transfer or rollover (with respect to qualified annuity contracts).


PENALTY TAX ON PREMATURE DISTRIBUTIONS
  Where a contract has not been issued as an IRA or in connection with another qualified retirement plan, there generally is a 10% penalty tax on the taxable amount of any payment from the contract unless the payment is: (a) received on or after the owner reaches age 59 1/2; (b) attributable to the owner's becoming disabled (as defined in the tax law); (c) made on or after the death of the owner or, if the owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and a designated beneficiary (as defined in the tax law), or (e) made under a contract purchased with a single purchase payment when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


  In the case of systematic partial withdrawals, it is unclear whether such withdrawals will qualify for exception (d) above. (For reporting purposes, we currently treat such withdrawals as if they do not qualify for this exception). In addition, if withdrawals are of interest amounts only, as is the case with systematic partial withdrawals from a Fixed Allocation, exception (d) will not apply.


AGGREGATION OF CONTRACTS
  In certain circumstances, the amount of an annuity payment, withdrawal or surrender from a contract that is includible in income is determined by combining some or all of the annuity contracts owned by an individual not issued in connection with qualified retirement plans. For example, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity commencement date) is includible in income. In addition, if a person purchases a Contract offered by this prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. The effects of such aggregation are not clear, however, it could affect the time when income is taxable and the amount which might be subject to the 10% penalty tax described above.


IRA CONTRACTS AND OTHER QUALIFIED RETIREMENT PLANS

IN GENERAL

  In addition to issuing the Contracts as non-qualified annuities, Golden American also currently issues the Contracts as IRAs. (As indicated above, in this prospectus, IRAs are referred to as "qualified plans.") Golden American may also issue the Contracts in connection with certain other types of qualified retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the owners under IRAs and other qualified retirement plans and to the contracts used in connection with such plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. For example, for both surrenders and annuity payments under certain contracts issued in connection with qualified retirement plans, there may be no "investment in the contract" and the total amount received may be taxable. Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. Therefore, no attempt is made to provide more than general information about the use of contracts with the various types of qualified retirement plans. A qualified tax advisor should be consulted before purchase of a Contract in connection with a qualified retirement plan.



  When issued in connection with a qualified retirement plan, a Contract will be amended as necessary to conform to the requirements of the plan. However, owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, Golden American is not bound by terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the Contract, unless Golden American consents.


INDIVIDUAL RETIREMENT ANNUITIES

  As indicated above, Golden American currently issues the Contract as an IRA. If the Contract is used for this purpose, the owner must be the annuitant.


      PREMIUM PAYMENTS. Both the premium payments that may be paid, and the tax deduction that the owner may claim for such premium payments, are limited under an IRA. In general, the premium payments that may be made for an IRA for any year are limited to the lesser of $2,000 or 100% of the owner's earned income for the year. Also, in the case of an individual who has a noncompensated spouse, premium payments may be made into an IRA for the benefit of the spouse. In such a case, however, the premium payments that may be made for the spouse's IRA for any year are limited to the lesser of $2,000 or the excess of (1) $2,250 (or, if less, 100% of the individual's earned income) over (2) the individual's premium payments for his or her own IRA. An excise tax is imposed on IRA contributions that exceed the law's limits.

      The deductible amount of the premium payments made for an IRA for any taxable year (including a contract for a noncompensated spouse) is limited to the amount of premium payments that may be paid for the contract for that year, or a lesser amount where the individual or his or her spouse is an active participant in certain qualified retirement plans. For a single person who is an active participant in a qualified retirement plan (including a qualified pension, profit-sharing, or annuity plan, a simplified employee pension plan, or a "section 403(b)" annuity plan, as discussed below) and who has adjusted gross income in excess of $35,000 may not deduct premium payments, and such a person with adjusted gross income between $25,000 and $35,000 may deduct only a portion of such payments. Also, married persons who file a joint return, one of whom is an active participant in a qualified retirement plan, and who have adjusted gross income in excess of $50,000 may not deduct premium payments, and those with adjusted gross income between $40,000 and $50,000 may deduct only a portion of such payments. Married persons filing separately may not deduct premium payments if either the taxpayer or the taxpayer's spouse is an active participant in a qualified retirement plan.

      In applying these and other rules applicable to an IRA, all individual retirement accounts and IRAs owned by an individual are treated as one contract, and all amounts distributed during any taxable year are treated as one distribution.

      TAX DEFERRAL DURING ACCUMULATION PERIOD. Until distributions are made from an IRA, increases in the Accumulation Value of the contract are not taxed.


      IRAs and individual retirement accounts (that may invest in this contract) generally may not invest in life insurance contracts, but an annuity contract that is issued as an IRA (or that is purchased by an individual retirement account) may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. The IRS has approved the use of the Contract, as to form, as an IRA.



      TAXATION OF DISTRIBUTIONS AND ROLLOVERS. If all premium payments made to an IRA were deductible, all amounts distributed from the Contract are included in the recipient's income when distributed. However, if nondeductible premium payments were made to an IRA (within the limits allowed by the tax laws), a portion of each distribution from the Contract typically is includible in income when it is distributed. In such a case, any amount distributed as an annuity payment or in a lump sum upon death or surrender is taxed as described above in connection with such a distribution from a non-qualified contract, treating as the investment in the contract the sum of the nondeductible premium payments at the end of the taxable year in which the distribution commences or is made (less any amounts previously distributed that were excluded from income). Also, in such a case, any amount distributed upon a partial withdrawal is partially includible in income. The includible amount is the excess of the distribution over the exclusion amount, which in turn equals the distribution multiplied by the ratio of the investment in the Contract to the Accumulation Value.



      In any event, subject to the direct rollover and mandatory withholding requirements (discussed below), amounts may be "rolled over" from certain qualified retirement plans to an IRA (or from one IRA or individual retirement account to an IRA) without incurring current income tax if certain conditions are met. Only certain types of distributions to eligible individuals from qualified retirement plans, individual retirement accounts, and IRAs may be rolled over.



      PENALTY TAXES. Subject to certain exceptions, a penalty tax is imposed on distributions from an IRA equal to 10% of the amount of the distribution includible in income. (Amounts rolled over from an IRA generally are excludable from income.) The exceptions provide, however, that this penalty tax does not apply to distributions made to the owner (1) on or after age 59 1/2, (2) on or after death or because of disability (as defined in the tax law), or (3) as part of a series of substantially equal periodic payments over the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and his or her beneficiary (as defined in the tax law). In addition to the foregoing, failure to comply with a minimum distribution requirement will result in the imposition of a penalty tax of 50% of the amount by which a minimum required distribution exceeds the actual distribution from an IRA. Under this requirement, distributions of minimum amounts from an IRA as specified in the tax law must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2.


OTHER TYPES OF QUALIFIED RETIREMENT PLANS

  The following sections describe tax considerations of contracts used in connection with various types of qualified retirement plans other than IRAs. Golden American does not currently offer all of the types of qualified retirement plans described and may not offer them in the future. Prospective purchasers of contracts for use in connection with such qualified retirement plans should therefore contact Golden American's Customer Service Center to ascertain the availability of the Contract for qualified retirement plans at any given time.


      SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met.

      Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice.

      CORPORATE AND SELF-EMPLOYED ("H.R. 10" OR

      "KEOGH") PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. The contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Employers intending to use the contract in connection with such plans should seek competent advice.


      SECTION 403(B) ANNUITY CONTRACTS. Section 403(b) of the Code permits public school employees, employees of certain types of charitable, educational and scientific organizations exempt from tax under section 501(c)(3) of the Code, and employees of certain types of State educational organizations specified in section 170(b)(l)(A)(ii), to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of premium payments from gross income for federal income tax purposes. Purchasers of the contracts for use as a "Section 403(b) Annuity Contract" should seek competent advice as to eligibility, limitations on permissible amounts of premium payments and other tax consequences associated with such contacts. In particular, purchasers and their advisors should consider that this contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a Section 403(b) Annuity Contract. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her Section 403(b) Annuity Contract.

      Section  403(b) Annuity  Contracts contain restrictions  on withdrawals of
      (i) contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last year beginning before January 1, 1989. These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled (within the meaning of the tax law), or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent Golden American is directed to transfer some or all of the Accumulation Value as a tax-free direct transfer to the issue of another Section 403(b) Annuity Contract or into a section 403(b)(7) custodial account subject to withdrawal restrictions which are at least as stringent.)

      ELIGIBLE DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current federal income taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contract is used in connection with an eligible plan, the employer as owner of the contract has the sole right to the proceeds of the contract, until paid or made available to the participant or other recipient, subject only to the claims of the employer's general creditors. Generally, a contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the contracts in connection with such plans should seek competent advice.

DIRECT ROLLOVERS AND FEDERAL INCOME TAX WITHHOLDING FOR "ELIGIBLE ROLLOVER DISTRIBUTIONS"

  In the case of an annuity contract used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or that is a Section 403(b) Annuity Contract, any "eligible rollover distribution" from the contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is the taxable portion of any distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, or Section 403(b) Annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code and distributions which are part of a "series of substantially equal periodic payments" made for the life (or life expectancy) of the employee, or for the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary (within the meaning of the tax law), or for a specified period of 10 years or more).


  Under these new requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the taxpayer cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply to that portion of the eligible rollover distribution which, instead of receiving, the taxpayer elects to have directly transferred to certain eligible retirement plans (such as to this contract when issued as an IRA).

  If this contract is issued in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a
  Section 403(b) Annuity Contract, then, prior to receiving an eligible rollover distribution, the owner will receive a notice (from the plan administrator or Golden American) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING


Golden American will withhold and remit to the federal government a part of the taxable portion of each distribution made under the Contract unless the distributee notifies Golden American at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Golden American may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including surrenders prior to the annuity commencement date) is 10%. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                 (This page has been left blank intentionally.)

                                    PART II
                               THE MANAGED GLOBAL
                              ACCOUNT OF ACCOUNT D

INTRODUCTION     PART II GIVES FURTHER BACKGROUND INFORMATION ON ACCOUNT D AND
THE GLOBAL ACCOUNT, INCLUDING ITS INVESTMENT POLICIES AND ACTIVITIES.

 THE MANAGED GLOBAL ACCOUNT OF ACCOUNT D

THE GLOBAL ACCOUNT

The Global Account is a non-diversified investment company which invests directly in securities. There can be no assurance that the Global Account will meet its investment objective. Account D may also offer other divisions which are not available through the purchase of the Contract offered by this prospectus. DSI serves as the Manager of Account D and Warburg, Pincus serves as the Portfolio Manager of the Global Account.

INVESTMENT OBJECTIVE AND POLICIES OF THE GLOBAL ACCOUNT

The Global Account's investment objective is to seek high total investment return consistent with a prudent regard for capital preservation. In seeking this objective, the Global Account employs an asset allocation strategy involving shifts among a wide range of investments and market sectors throughout the world. The Global Account may invest in the following classes of securities: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities, and warrants; debt securities of domestic and foreign issuers, including bonds, debentures, asset-backed securities, and notes; and money market instruments of domestic and foreign issuers. The Global Account may also use various investment strategies and techniques in pursuing its investment objective including entering into forward currency Contracts; purchasing and writing put and call options on securities, securities indexes, and currencies; purchasing and selling futures Contracts including interest rate futures Contracts, stock index futures Contracts, futures Contracts based upon securities, which may be domestic or foreign and corporate or governmental, foreign exchange futures Contracts, and other financial futures Contracts; purchasing and writing put and call options on financial futures Contracts; engaging in short sales of securities; and entering into repurchase agreements and reverse repurchase agreements.

The total investment return that the Global Account seeks may consist (i) of capital appreciation from several possible sources, including appreciation in the value of securities held by the Global Account, the sale of securities whose market value has changed, the use of futures and options, and the use of forward currency Contracts; (ii) of interest from underlying securities; and (iii) of income received from the writing of options. Changes in the value of securities denominated in foreign currencies may be attributable in whole or in part to changes in the value of the underlying currency relative to the U.S. dollar.

In pursuing the Global Account's investment objective, the Portfolio Manager will use an opportunistic approach to allocating the Global Account's assets through varying economic and financial conditions. The Portfolio Manager believes that a successful investment approach in the current global environment must be based upon careful analysis of the global economic and geopolitical environment with a view to capitalizing upon sector and market opportunities and to quickly adapting to changing circumstances. Thus, the Portfolio Manager will allocate the Global Account's assets among securities and currencies based upon the Portfolio Manager's assessment of the most favorable markets, currencies, and issuers. In this regard, the percentage of the Global Account's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Portfolio Manager's assessment of the appreciation potential of such assets and the relationship of the country's currency to the U.S. dollar.

The Portfolio Manager may allocate the Global Account's assets among the various types of securities and other assets and among issuers located in various countries and regions as the Portfolio Manager deems appropriate, except that the Global Account's assets normally will be invested in securities of issuers domiciled or primarily traded in at least three different countries, which may include the United States. (Certain additional foreign diversification requirements apply as described below.) The Portfolio Manager is free to allocate the Global Account's assets such that, at any time, the Global Account may be primarily invested in equity securities or, alternatively, the Global Account may have little or no assets in equity securities. Similarly, at any time, the Global Account may be primarily invested in securities of issuers domiciled or primarily traded in one region, such as the United States, Europe, or the Pacific Basin, or the Global Account may have little or no assets committed to that region.

In considering equity securities, the Portfolio Manager will emphasize large, well-capitalized companies with strong balance sheets. The Portfolio Manager may also consider other factors in selecting equity securities, including price-earnings ratios, cash flows, and the relationship of an issuer's book value to its market value.

In selecting debt instruments for the Global Account, the Portfolio Manager emphasizes credit quality. The Global Account will invest only in the following:
(1) fixed-income instruments issued or guaranteed by the U.S. Government, its agencies, or instrumentalities ("U.S. Government Securities"); (2) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities ("foreign government securities"), which, at the time of investment, are rated A or better by Standard & Poor's Corporation ("S&P") or A or better by Moody's Investors Services, Inc. ("Moody's") or, if not rated by S&P or Moody's, determined by the Portfolio Manager to be of equivalent quality; and (3) debt securities of domestic or foreign issuers which, at the time of investment, are rated A or better by S&P or A or better by Moody's or, if not rated by S&P or Moody's, determined by the Portfolio Manager to be of equivalent quality. In the event that a debt security held by the Global Account is downgraded to a rating that would render the security ineligible for purchase by the Global Account, the Global Account may nonetheless retain the security.

Debt securities purchased by the Global Account may be of any maturity. It is anticipated that the weighted average maturity of the debt securities in the portfolio (excluding money market instruments) generally will be between 5 and 15 years, but may be shorter or longer at the discretion of the Portfolio Manager.

The Global Account invests only in high-quality money market instruments. These include the following: (1) short-term U.S. Government securities; (2) short-term foreign government securities which, at the time of investment, are rated AA or better by S&P or Aa or better by Moody's or, if not rated by S&P or Moody's, determined by the Portfolio Manager to be of equivalent quality; (3) certificates of deposit, time deposits, bankers' acceptances, and short-term obligations of banks and other depository institutions, both U.S. and foreign, that have total assets of at least $10 billion (U.S.) and are determined by the Portfolio Manager to be of high quality; and (4) commercial paper and other short-term corporate obligations which, at the time of investment, are rated A-2 or better by S&P or P-2 or better by Moody's or, if not rated by S&P or Moody's, determined by the Portfolio Manager to be of equivalent quality.

The Global Account may employ various investment strategies involving currencies, including entering into forward currency Contracts, foreign exchange futures Contracts, and options on currencies. (See "Securities and Investment Techniques," below.) These strategies may be employed for purposes of exposing the Global Account to a foreign (or domestic) currency or to shift exposure to foreign currency fluctuations from one country to another. These strategies may also be employed as hedging techniques to help pro-

tect against declines in the U.S. dollar (or other currency) value of the Global Account's assets that might result from adverse changes in currency exchange rates. The Global Account may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Global Account may purchase put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which securities of the Global Account may be denominated. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions may reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar.

NON-DIVERSIFIED

The Global Account is classified as a "non-diversified" investment company under the 1940 Act, as amended, which means that the Global Account is not limited by the 1940 Act in the amount of its assets that it may invest in the securities of a single issuer. However, the Global Account will meet the diversification requirements of Code Section817 (h) and the Treasury Department Regulations issued thereunder. Under applicable state law requirements, the Global Account may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Global Account's total assets would be invested in the securities of any one issuer, except that this restriction shall not apply to U.S. Government securities or foreign government securities, and the Global Account will not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer. Nonetheless, because the Global Account, as a non-diversified investment company under the 1940 Act, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Global Account may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. This risk may include greater exposure to the risk of poor earnings or default of one issuer than would be the case for a more diversified fund.

The Global Account is also subject to the following guidelines for diversification of foreign security investments. If the Global Account has less then 20% of its assets in foreign issuers, then all of such investment may be in issuers domiciled or primarily traded in one country. If the Global Account has at least 20% but less than 40% of its assets in foreign issuers, then such investment must be allocated to issuers domiciled or primarily traded in at least two different countries. Similarly, if the Global Account has at least 40% but less than 60% of its assets in foreign issuers, such investment must be allocated in at least three different countries. Foreign investments must be allocated to at least four different countries if at least 60% of the Global Account's assets is in foreign issuers, and to at least five different countries if at least 80% of its assets is in foreign issuers.

The Global Account may have no more than 20% of its net assets invested in securities of issuers domiciled or primarily traded in any one country, except that the Global Account may have an additional 15% of its net assets invested in securities of issuers domiciled or primarily traded in any one of the following countries: Australia, Canada, France, Germany, Japan and The United Kingdom. The Global Account's investments in U.S. issuers are not subject to these foreign country diversification guidelines.

RISK FACTORS

The Global Account's investment policies and certain of the investment techniques in which the Global Account may engage involve certain risks. For instance, the Global Account will invest in non-U.S. dollar-denominated securities of foreign issuers. Investing in such securities involves different risk considerations than investing in securities of U.S. issuers, including the risks of investment in foreign countries, foreign exchange rate fluctuations, exchange controls, and others. The Global Account may also engage in transactions in financial futures Contracts, both domestic and foreign, and in various put and call options. The Global Account may also engage in foreign currency transactions and options on foreign currencies. Risks associated with these techniques are described more fully under "Securities and Investment Techniques."

In general, because investment in foreign issuers will usually involve currencies of foreign countries, and because the Global Account may be exposed to currency risk independent of its securities positions, the value of the assets of the Global Account as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that the Global Account's assets consist of investments denominated in a particular currency, the Global Account's exposure to adverse developments affecting the value of that currency will increase. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates, and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks in the availability of money or interest rates, by the failure to intervene, by currency controls, or by political and economic developments in the U.S. or abroad. The market in forward foreign currency exchange Contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of the Global Account's total assets, adjusted to reflect the Global Account's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Global Account will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition, because of the Global Account's flexible investment policy, portfolio turnover may be greater than for a portfolio that does not allocate assets among various types of securities and among various countries and regions. A higher rate of portfolio turnover involves correspondingly greater brokerage expenses which must be borne by the Global Account (and indirectly by investors allocating Accumulation Value to the Global Account), and may under certain circumstances make it more difficult for the Global Account to qualify as a regulated investment company under the Code.

There can be no assurance that the Global Account will achieve its investment objective. Investors should be aware that the value of the Global Account's assets will fluctuate and a Contract Owner's Accumulation Value will increase and decrease in value as the market value of the securities and other assets in which the Global Account invests fluctuates.

The Global Account is intended for long-term investors who can accept the risks involved in investments in foreign securities. The Global Account does not purport to offer a complete investment program to which a prudent investor would commit all of his or her investment capital, nor is it intended for investors whose principal objective is income.

BOARD OF GOVERNORS OF ACCOUNT D

The business and affairs of Account D are managed under the direction of a Board of Governors, which currently consists of four members. The Board of Governors has responsibility for the investment management-related operations of Account D and matters arising under the 1940 Act. The Board of Governors does not have responsibility for the payment of obligations under the Contract and administration of the Contract. These matters are Golden American's responsibility. The business and affairs of Account D are governed under a set of rules adopted by the Board of Governors called "Rules and Regulations of Separate Account D."

THE MANAGER

DSI serves as Manager to Account D pursuant to a Management Agreement with Account D. The Manager is a corporation organized under the laws of the State of New York. Its address is 280 Park Avenue, New York, New York 10017. DSI is a wholly owned subsidiary of BT Variable, Inc., which is an indirect subsidiary of Bankers Trust Company. DSI's business activities include those of a distributor and underwriter of variable insurance products, broker-dealer and investment manager. DSI is registered with the SEC as a broker-dealer and investment adviser and is a member of the NASD. It is also registered as a broker-dealer and/or investment adviser in various states.

U.S. banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System (the "Board"), prohibit a bank holding company registered under the Bank Holding Company Act of 1956, or any affiliate thereof, from sponsoring, organizing, controlling, or distributing the shares of a registered open-end investment company, which may for these purposes include the Global Account, continuously engaged in the issuance of its securities and, except as otherwise provided by order of the Board, prohibit banks generally from issuing, underwriting, selling, or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as investment adviser, transfer, dividend disbursing, and shareholder servicing agent and custodian to an investment company and to purchase such shares as agent for and upon the order of a customer.

Golden American and DSI perform the activities described above in this prospectus and in Part I, under the caption "Selling the Contracts." As discussed in Part I, under the caption "Golden American," while Bankers Trust has no immediate intent to divest its ownership of the stock of Golden American and DSI, such a divestiture may occur in the future. In addition, judicial or administrative decisions or interpretations, as well as changes in either U.S. Federal or state banking statutes or regulations, could prevent Golden American from performing activities with respect to Account D, prevent DSI from performing the activities described in this prospectus, or prevent Bankers Trust Company from continuing to own the stock of Golden American or DSI. If any such event were to occur, changes in the operation of Account D and the Global Account might occur. It is not expected, however, that Account D or the Global Account would suffer adverse financial consequences as a result of such occurrence.

As discussed in Part I, DSI also currently provides management and administrative services to the Trust. DSI's officers have extensive experience in the development and distribution of investment products, specifically, variable life insurance policies, variable annuity Contracts, and management investment companies that serve as investment media for such policies and Contracts.

Under the Management Agreement, DSI has overall responsibility, subject to the supervision of the Board of Governors, for administering all operations of the Global Account and for monitoring and evaluating the management of the assets of the Global Account by the Portfolio Manager. The Manager is also responsible for monitoring and evaluating the Portfolio Manager on a periodic basis, and will consider its performance record with respect to the investment objective and policies of the Global Account. The Management Agreement may be terminated without penalty by the vote of the Board of Governors or the Contract Owners of the Global Account, or by the Manager, on 60 days' written notice by the Board or the Manager and will terminate automatically if assigned as that term is described in the 1940 Act.

As Manager, DSI provides the overall business management and administrative services necessary for the Global Account's operation. The Manager furnishes or procures on behalf of the Global Account the services and information necessary to the proper conduct of the Global Account's business. The Manager also acts as liaison among the various service providers to the Global Account, including the custodian, portfolio accounting personnel, Portfolio Manager, counsel, and auditors. The Manager is also responsible for ensuring that the Global Account operates in compliance with applicable legal requirements and for monitoring the Portfolio Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Global Account.

Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Global Account's assets and the purchase and sale of securities for the Global Account in the event that at any time a portfolio manager is not engaged to manage the assets of the Global Account. In such event, the Management Agreement provides that the Manager will be entitled to, in addition to its usual compensation for services as Manager, as described below, a fee that would otherwise be paid to the Portfolio Manager. For more information on the Management Agreement, see the Statement of Additional Information.

For operating expenses under the Management Agreement see Part I, Charges and Fees, Operating Expenses of Account D.

The Global Account and DSI have entered into an agreement to limit the total expenses of the Global Account, excluding mortality and expense risk charges, asset based administrative charges and other contractual charges, for the period October 1, 1993 through December 31, 1994 so that such expenses do not exceed on an annual basis: 1.25% of the first $500 million of average daily net assets and 1.05% of the excess over $500 million.

The initial organizational expenses of the Global Account were advanced by Golden American. The Global Account reimburses Golden American for such expenses, which are amortized over five years from the date of the Global Account's commencement of operations.

THE PORTFOLIO MANAGER

Warburg, Pincus serves as the Portfolio Manager of the Global Account and in that capacity provides investment advisory services for the Global Account, including asset allocation and security selection. The Portfolio Manager's address is 466 Lexington Avenue, New York, New York 10017. The Global Account, the Manager, and the Portfolio Manager have entered into a Portfolio Management Agreement under which the Portfolio Manager has full investment discretion and makes all determinations with respect to the investment of the Global Account's assets and the purchase and sale of securities and other investments. The Portfolio Management Agreement may be terminated without penalty by the vote of the Board of Governors or the Contract Owners of the Global Account, by the Portfolio Manager, or by the Manager, on 60 days' written notice by any party to the Portfolio Management Agreement and will terminate automatically if assigned as that term is described in the 1940 Act.

Warburg, Pincus was incorporated in Delaware on December 15, 1970. Warburg, Pincus is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. The Portfolio Manager is registered with the SEC as an investment adviser.

The individual primarily in charge of portfolio management decisions for the Global Account is Richard H. King. Mr. King has been a Managing Director of E.M. Warburg, Pincus & Co., Inc. ("EMW") since 1989, before which time he was senior vice president of Fiduciary Trust Company International. Harold E. Sharon and Nicholas P.W. Horsley, both of whom are research analysts and associate portfolio managers of another investment company advised by Warburg, Pincus, also exercise significant portfolio management responsibility with respect to the Global Account. Mr. Sharon has been with EMW since 1990, before which time he was an investment officer with Credit Suisse Asset Management. Mr. Horsley has been with EMW since 1993, before which time he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City.

As of January 31, 1994, Warburg, Pincus managed approximately $7.0 billion of assets and served as investment adviser to thirteen investment companies which had total assets of approximately $2.0 billion. The Portfolio Manager is a wholly-owned subsidiary of Warburg, Pincus Counsellors G.P., a New York general partnership. EMW controls Warburg, Pincus through its ownership of a class of voting preferred stock of Warburg, Pincus. Warburg, Pincus Counsellors G.P. has no business other than being a holding company of Warburg, Pincus and its subsidiaries.

From the commencement of operations of the Global Account through June 30, 1994, Zulauf Asset Management AG served as portfolio manager for the Global Account. Warburg, Pincus assumed management of the Global Account on July 1, 1994.

For operating expenses under the Portfolio Management Agreement see Part I, Charges and Fees, Operating Expenses of Account D.

CUSTODIAN
  The Custodian for the Global Account is Bankers Trust Company. DSI provides portfolio accounting services for the Global Account.

SECURITIES AND INVESTMENT TECHNIQUES

The following discussion describes different types of securities and investment techniques that may be used by the Global Account, as well as the risks associated with such securities and techniques. For more detailed information on these securities and investment techniques, and for information on other securities and investment techniques that may be used by the Global Account, including U.S. Government securities, debt securities, foreign securities, repurchase agreements, short sales, futures Contracts, options on securities and foreign currency transactions, see the discussion in the Statement of Additional Information on "Securities and Investment Techniques."

FOREIGN SECURITIES
  The Global Account may invest in equity and debt securities of foreign issuers, in American Depository Receipts ("ADRs"), in foreign government securities that are denominated in either U.S. dollars or foreign currencies, and in foreign branches of commercial banks and foreign banks.

  Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls, restrictions on investment or the flow of capital, or other foreign governmental laws or restrictions. Since the Global Account may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments as denominated in U.S. dollars. While the Global Account may employ certain investment techniques to hedge its foreign currency exposure, such techniques also entail certain risks. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. The Global Account might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions. Clearance and settlement procedures in certain foreign countries have not developed at the same pace as the related securities markets, making it difficult to execute desired transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Global Account are uninvested and no return is earned thereon. The inability of the Global Account to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of securities or other investments due to settlement problems could result either in losses to the Global Account due to subsequent declines in value of the investment, or possible liability to a purchaser. Foreign investments also involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

  Interest income and gains from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located.

SHORT SALES
  The Global Account may make short sales of securities. A short sale is a transaction in which the Global Account sells a security it does not own in anticipation of a decline in market price. The Global Account may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely.

  The Global Account's obligation to replace a security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Global Account will be required to deposit collateral consisting of cash, cash items, or U.S. Government securities in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits (not including the proceeds from the short sale) is at all times equal to at least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Global Account's potential loss on a short sale, which may exceed the entire amount of the collateral.

  If the price of the security sold short increases between the time of the short sale and the time the Global Account replaces the borrowed security, the Global Account will incur a loss, and if the price declines during this period, the Global Account will realize a capital gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transactional costs and any premium, dividend, or interest which the Global Account may have to pay in connection with such short sale. Account D may have to pay a premium to borrow the securities sold short and must pay any dividends or interest payable on the securities until they are replaced. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases of a security can equal only the total amount invested.

  The Global Account may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets. The Global Account is not required to liquidate an existing short sale position solely because a change in market values has caused this percentage limitation to be exceeded.

FUTURES CONTRACTS
  The Global Account may purchase and sell stock index futures Contracts, interest rate futures Contracts, and futures Contracts based upon securities, which may be domestic or foreign, and corporate or governmental, foreign exchange futures Contracts and other financial futures Contracts, and may purchase and write options on such Contracts.

  The Global Account may engage in such futures transactions as an adjunct to its securities activities. The Global Account's transactions in futures transactions must constitute bona fide hedging or other permissible transactions under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"), under which a fund engaging in futures transactions would not be deemed a "commodity pool." Under these regulations, the Global Account may enter into futures and options (1) for "bona fide hedging" purposes, without regard to the percentage of assets committed to initial margin and options premiums, or (2) for other strategies, provided that the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the liquidation value of the Global Account's portfolio, after taking into account unrealized profits and unrealized gains on any such Contracts entered into. Transactions in futures Contracts and options on futures
  Contracts  may  also  be  limited  by   the  requirements  of  the  Code   for
  qualification as a regulated investment company. Other requirements are described in the Statement of Additional Information.

  There are several risks associated with the use of futures and futures options. While the Global Account's hedging transactions may protect the Global Account against adverse movements in the general level of interest rates, securities prices, currency exchange rates, or other economic conditions, such transactions could also preclude the Global Account from the opportunity to benefit from favorable movements in the level of interest rates, securities prices, currency exchange rates, or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the portfolio securities or currency being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Global Account and the hedging vehicle so that the Global Account's return might have been better if hedging had not been attempted. The loss that could be incurred by the Global Account in writing options on futures is potentially unlimited.

  There can be no assurance that a liquid market will exist at a time when the Global Account seeks to close out a futures Contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures Contract prices during a single day; once the daily limit has been reached on a particular Contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures Contracts to substantial losses. Lack of a liquid market for any reason may prevent the Global Account from liquidating an unfavorable position and the Global Account would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

  The Global Account will only enter into futures Contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or in the case of futures options, for which an established over-the-counter market exists.

  The Global Account may engage in futures Contracts and options on futures Contracts not only on U.S. domestic markets, but also on exchanges and other markets outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the Contract. Trading in foreign futures or foreign options Contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the Global Account could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

OPTIONS ON SECURITIES AND SECURITIES INDICES
  The Global Account may purchase and write put and call options on securities and on securities indices. The Global Account will purchase and write only options that are standardized and traded on a U.S. or foreign exchange or board of trade, or for which an established over-the-counter market exists. The ability to terminate over-the-counter options is more limited than with exchange-traded options, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Global Account will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities. However, for options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC staff.

  The Global Account may write a call or put option only if the option is "covered" by the Global Account holding a position in the underlying securities or by other means that would permit immediate satisfaction of the Global Account's obligation as writer of the option, typically deposit with the Global Account's custodian of cash, U.S. Government securities, or other high grade liquid debt securities with a value at least equal to the exercise price of the put option, or the price at which a security underlying a call option can be acquired.

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Global Account is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Global Account will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

  There can be no assurance that a liquid market will exist when the Global Account seeks to close out an option position. Furthermore, if trading restrictions or a suspension is imposed on the options markets, the Global Account may be unable to close out a position. If the Global Account cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. The Global Account pays brokerage commissions or spreads in connection with its options transactions. The writing of options could significantly increase portfolio turnover rate.

FOREIGN CURRENCY TRANSACTIONS
  The Global Account may enter into forward currency Contracts and enter into currency exchange transactions on a spot (i.e., cash) basis. A forward currency Contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Global Account may either accept or make delivery of the currency at the maturity of the forward Contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting Contract. The Global Account may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates, and entering into a forward currency Contract will expose the Global Account to the risk of adverse changes in the exchange rate of the currency that is subject to the Contract. The Global Account may also enter into a forward currency Contract for non-hedging purposes. Forward currency Contracts are further described in the Statement of Additional Information.

  If the Global Account engages in an offsetting transaction to terminate its contractual obligation under a forward currency Contract, the Global Account will incur a gain or a loss to the extent that there has been movement in forward Contract prices. For more information on closing a forward currency position, including information on associated risks, see the Statement of Additional Information.

  In hedging transactions, the precise matching of forward currency Contracts and the value of the securities involved will not generally be possible since the future value of the securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward Contract is entered into and the date it matures. Projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. While forward foreign currency Contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

  Forward Contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when the Global Account seeks to enter into or close out a forward currency position, in which case the Global Account might not be able to effect a closing purchase transaction at any particular time. In addition, the Global Account entering a forward foreign currency Contract incurs the risk of default by the counter party to the transaction. Forward currency Contracts offer less protection against defaults than is available when trading in currencies on an exchange. Because a forward currency Contract is not guaranteed by an exchange or clearinghouse, a default on the Contract would deprive the Global Account of unrealized profits or force the Global Account to cover its commitments for purchase or resale, if any, at the current market price.

  Although the Global Account values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Global Account may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Global Account at one rate, while offering a lesser rate of exchange should the Global Account desire to resell that currency to the dealer.

  The Global Account will place cash or high grade liquid debt securities into a segregated account in an amount equal to the value of the Global Account's total assets committed to the consummation of forward currency Contracts requiring the Global

  Account to purchase foreign currencies or forward Contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Global Account's commitments with respect to such Contracts. The segregated account will be marked-to-market on a daily basis. Although the Contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these Contracts. In such event, the Global Account's ability to utilize forward currency Contracts may be restricted.

OPTIONS ON FOREIGN CURRENCIES
  The Global Account may purchase and write call and put options on foreign currencies. Such options will expose the Global Account to the risk of adverse changes in the exchange rate of the currency that is subject to the option.

  The Global Account may employ options on foreign currencies to increase or shift exposure to a currency and as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Global Account may be denominated. Hedging against a change in the value of a foreign currency with an option on the foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Global Account may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies.

  Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Global Account to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party Contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular currency options. If the Global Account cannot close out an option that it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

BORROWING
  The Global Account may borrow up to 10% of the value of its net assets. For temporary purposes, such as to facilitate redemptions, the Global Account may increase its borrowings up to 25% of its net assets. Reverse repurchase agreements, short sales of securities, and sales of securities against the box will be included as borrowing subject to the borrowing limitations described above, except that the Global Account is permitted to engage in short sales of securities with respect to an additional 15% of the Global Account's net assets in excess of the limits otherwise applicable to borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Global Account's borrowing limitations to the extent that the Global Account establishes and maintains liquid assets in a segregated account with the Global Account's custodian equal to the Global Account's obligations under the when-issued or delayed delivery arrangement.

INVESTMENT RESTRICTIONS

The Global Account is subject to investment restrictions that are described in the Statement of Additional Information. Those investment restrictions so designated and the investment objective are "fundamental policies" of the Global Account, which means that they may not be changed without a majority vote of the Contract Owners with Accumulation Value allocated to the Global Account. Except for those restrictions specifically identified as fundamental and the Global Account's investment objective, all other investment policies and practices described in this prospectus and Statement of Additional Information are not fundamental, meaning that the Board of Governors may change them without Contract Owner approval.

BROKERAGE SERVICES

Pursuant to the Portfolio Management Agreement, the Portfolio Manager places orders for the purchase and sale of portfolio investments for the Global Account with brokers or dealers selected by the Portfolio Manager in its discretion. In executing transactions, the Portfolio Manager will attempt to obtain the best execution. In transactions on stock exchanges in the United States, payment of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges, the Global Account may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

Some securities considered for investment by the Global Account may also be appropriate for other clients served by the Portfolio Manager and/or its affiliates. If a purchase or sale of securities consistent with the investment policies of the Global Account and one or more of these clients served by the Portfolio Manager and/or its affiliates is considered at or about the same time, transactions in such securities will be allocated among the Global Account and clients in a manner deemed fair and reasonable by the Portfolio Manager and/or its affiliates. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Manager and Account D's Board of Governors.

The Portfolio Manager may place orders for the purchase of portfolio securities with an affiliated broker-dealer where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Counsellors Securities Inc. is a registered broker-dealer and an affiliate of the Portfolio Manager.

PORTFOLIO TURNOVER
  It is anticipated that the Global Account's annual rate of portfolio turnover normally will not exceed 100%. Portfolio turnover for the Global Account will vary from year to year, and depending on market conditions, the portfolio turnover rate could be greater in periods of unusual market movement. A higher turnover rate would result in heavier brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Global Account and ultimately by the Global Account's Contract Owners. For information on the calculation of the portfolio turnover rate, see the Statement of Additional Information.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                      CONDENSED BALANCE SHEET (UNAUDITED)

                                 JUNE 30, 1995
                                 (IN THOUSANDS)


ASSETS
  Fixed maturities available for sale, at market value......           $    28,311
  Short-term investments....................................                20,423
  Equity securities, at market value........................                    18
  Policy loans..............................................                 1,208
  Cash......................................................                   272
  Accrued investment income.................................                   539
  Deferred policy acquisition costs.........................                64,015
  Other assets..............................................                12,177
  Separate account assets...................................               978,356
                                                                       -----------
  Total assets..............................................           $ 1,105,319
                                                                       -----------
                                                                       -----------

LIABILITIES AND STOCKHOLDER'S EQUITY
  Liabilities:
  Insurance and annuity reserves............................           $    29,023
  Accrued expenses and other liabilities....................                 7,387
  Separate account liabilities..............................               978,356
                                                                       -----------
  Total liabilities.........................................             1,014,766
                                                                       -----------

STOCKHOLDER'S EQUITY
  Common stock..............................................                 2,500
  Preferred stock...........................................                50,000
  Additional paid-in capital................................                38,341
  Unrealized appreciation of equity securities..............                     1
  Unrealized appreciation of fixed maturities
   available for sale.......................................                   446
  Retained earnings.........................................                  (735)
                                                                       -----------
  Total stockholder's equity................................                90,553
                                                                       -----------
Total liabilities and stockholder's equity..................           $ 1,105,319
                                                                       -----------
                                                                       -----------



                  SEE NOTE TO UNAUDITED FINANCIAL STATEMENTS.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY


                   CONDENSED STATEMENTS OF INCOME (UNAUDITED)


                                 (IN THOUSANDS)



                                                                                   SIX MONTHS ENDED JUNE 30
                                                                             ------------------------------------
                                                                                   1995               1994
                                                                             -----------------  -----------------
REVENUES
  Variable Life and annuity product fees and policy charges................      $   9,084          $   7,947
  Net investment income....................................................          1,121                211
  Realized (gains/losses) on investments...................................            (12)                 2
                                                                                   -------            -------
                                                                                    10,193              8,160
EXPENSES
  Operating and administrative.............................................          7,724              4,790
  Amortization of deferred policy acquisition costs........................          1,358              2,433
                                                                                   -------            -------
                                                                                     9,082              7,223
                                                                                   -------            -------
Net Income.................................................................      $   1,111          $     937
                                                                                   -------            -------
                                                                                   -------            -------



                   SEE NOTE TO UNAUDITED FINANCIAL STATEMENTS


                     GOLDEN AMERICAN LIFE INSURANCE COMPANY


                 CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)


                                 (IN THOUSANDS)



                                                                                   SIX MONTHS ENDED JUNE 30
                                                                             ------------------------------------
                                                                                   1995               1994
                                                                             -----------------  -----------------
Net cash provided by operating activities..................................     $    29,072        $   (12,683)
Investing activities:
  Purchases of fixed maturities available for sale.........................         (32,032)              (823)
  Sales and redemptions of fixed maturities available for sale.............           7,155                319
  Purchase (Sales) of short-term investments, net..........................          (6,490)            10,673
                                                                                   --------           --------
  Net cash used in investing activities....................................         (31,352)            10,169
Financing Activities:
  Dividends paid on preferred stock........................................            (764)           --
                                                                                   --------           --------
  Net cash used in financing activities....................................            (764)           --
                                                                                   --------           --------
Decrease in cash...........................................................          (3,044)            (2,514)
Cash at beginning of year..................................................           3,316              4,076
                                                                                   --------           --------
Cash at end of year........................................................     $       272        $     1,562
                                                                                   --------           --------
                                                                                   --------           --------



                   SEE NOTE TO UNAUDITED FINANCIAL STATEMENTS


                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                     NOTE TO CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

                                 JUNE 30, 1995

NOTE A -- BASIS OF PRESENTATION


    The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 1995 are not necessarily indicative of the results that may be expected for the year ended December 31, 1995. For further information, refer to the financial statements and footnotes thereto included in the Golden American Life Insurance Company annual report.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholder
Golden American Life Insurance Company

    We have audited the accompanying statutory-basis balance sheets of Golden American Life Insurance Company (the "Company") as of December 31, 1994 and 1993, and the related statutory-basis statements of operations, capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the acounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    The Company presents its 1994 and 1993 financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Delaware. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Notes 2 and 4.

    In our opinion, because of the materiality of the effects of the variances between generally accepted accounting principles and the accounting practices referred to in the preceding paragraph, the financial statements referred to above are not intended to and do not present fairly, in conformity with generally accepted accounting principles, the financial position of Golden American Life Insurance Company at December 31, 1994 and 1993, or the results of its operations or its cash flow for the years then ended. However, in our opinion, the supplementary information included in Note 4 presents fairly, in all material respects, stockholder's equity at December 31, 1994 and 1993, and net income (loss) for the years ended December 31, 1994 and 1993, in conformity with generally accepted accounting principles.

    Also, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Golden American Life Insurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flow for the years then ended in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Delaware for the years ended December 31, 1994 and 1993.

                                                     [LOGO]

February 14, 1995,
except for Note 11, as to which the date is June 29, 1995

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                       BALANCE SHEETS -- STATUTORY BASIS

                                                                                          DECEMBER 31,
                                                                               -----------------------------------
                                                                                     1994               1993
                                                                               -----------------  ----------------
ADMITTED ASSETS
Investments:
  Bonds......................................................................  $       2,673,223  $      2,127,036
  Short-term investments.....................................................         13,933,550        15,231,954
  Common stock...............................................................             15,609           321,842
Funds held in escrow pursuant to an Exchange Agreement.......................          2,757,467         1,375,000
Cash.........................................................................          3,315,768         4,075,718
Policy loans.................................................................            513,350           144,529
                                                                               -----------------  ----------------
                                                                                      23,208,967        23,276,079
Investment income due and accrued............................................             92,423            68,002
Due from reinsurers..........................................................         14,506,893           162,041
Due from parent and affiliates...............................................         --                   466,129
Separate account assets......................................................        950,291,746       810,150,858
Other assets.................................................................             80,119         --
                                                                               -----------------  ----------------
    Total admitted assets....................................................  $     988,180,148  $    834,123,109
                                                                               -----------------  ----------------
                                                                               -----------------  ----------------

LIABILITIES AND CAPITAL AND SURPLUS
Policy and contract liabilities:
  Insurance and annuity reserves.............................................  $       6,036,021  $      2,389,726
  Due to reinsurers..........................................................         13,860,267            87,977
                                                                               -----------------  ----------------
                                                                                      19,896,288         2,477,703
Other liabilities:
  Due from separate accounts for net transfers...............................        (49,758,887)      (39,158,451)
  Due to parent and affiliates...............................................            232,587         --
  Accrued expenses and other liabilities.....................................            745,569         1,220,619
  Adjustable principal amount promissory note, 7.5%, due 1997................            438,636           438,636
  Borrowed money.............................................................         --                40,040,278
  Asset valuation reserve and interest maintenance reserve...................             41,598           131,060
                                                                               -----------------  ----------------
                                                                                     (28,404,209)        2,672,142
Separate account liabilities.................................................        950,291,746       810,150,858
                                                                               -----------------  ----------------
Total liabilities............................................................        921,887,537       815,300,703
Capital and surplus:
  Common stock, par value $10 per share:
    Authorized, issued and outstanding 250,000 shares........................          2,500,000         2,500,000
  Redeemable preferred stock, par value $5,000 per share,
   50,000 shares authorized, 10,000 shares issued and
   outstanding in 1994.......................................................         50,000,000         --
  Paid-in surplus............................................................         42,699,479        33,949,479
  Unassigned surplus (deficit)...............................................        (28,906,868)      (17,627,073)
                                                                               -----------------  ----------------
Total capital and surplus....................................................         66,292,611        18,822,406
                                                                               -----------------  ----------------
Total liabilities and capital and surplus....................................  $     988,180,148  $    834,123,109
                                                                               -----------------  ----------------
                                                                               -----------------  ----------------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                                  YEAR ENDED DECEMBER 31
                                                                            -----------------------------------
                                                                                  1994               1993
                                                                            -----------------  ----------------
Premiums and annuity considerations.......................................  $     294,549,961  $    505,465,379
Reserve adjustments on reinsurance ceded..................................         12,705,353         --
                                                                            -----------------  ----------------
                                                                                  307,255,314       505,465,379
Investment income:
  Gross investment income.................................................            578,107           245,507
  Less investment expenses................................................             (2,310)         (773,443)
                                                                            -----------------  ----------------
                                                                                      575,797          (527,936)
Amortization of interest maintenance reserve..............................              3,323            14,720
Commissions and expense allowances on reinsurance ceded...................          1,140,402         --
Other income..............................................................         --                     8,446
                                                                            -----------------  ----------------
Total income..............................................................        308,974,836       504,960,609

Benefits paid or provided:
  Annuity benefits........................................................         18,263,492         9,591,886
  Surrender benefits......................................................         86,014,940        26,809,545
  Increase (decrease) in insurance and annuity reserves...................          3,646,295           (59,390)
                                                                            -----------------  ----------------
                                                                                  107,924,727        36,342,041
Net transfers to separate accounts........................................        178,965,551       434,471,301
Expenses:
  Commissions.............................................................         17,569,333        34,259,911
  General insurance expenses..............................................         15,838,760         9,337,982
                                                                            -----------------  ----------------
                                                                                   33,408,093        43,597,893
                                                                            -----------------  ----------------
Total benefits and expenses...............................................        320,298,371       514,411,235
                                                                            -----------------  ----------------
Net loss from operations before federal income tax benefit
 and net realized capital gains...........................................        (11,323,535)       (9,450,626)
Federal income tax benefit................................................         --                    16,083
Net realized capital gains................................................             63,500            33,657
                                                                            -----------------  ----------------
Net loss..................................................................  $     (11,260,035) $     (9,400,886)
                                                                            -----------------  ----------------
                                                                            -----------------  ----------------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
              STATEMENTS OF CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                                   YEAR ENDED DECEMBER 31
                                                                              --------------------------------
                                                                                    1994             1993
                                                                              ----------------  --------------
Balance at beginning of year................................................  $     18,822,406  $   12,204,962

Net loss....................................................................       (11,260,035)     (9,400,886)
Change in net unrealized appreciation of investments........................           (62,320)         47,856
Change in asset valuation reserve...........................................            92,811         (29,526)
Change in non-admitted assets...............................................           (50,251)       --
Issuance of redeemable preferred stock......................................        50,000,000        --
Issuance of common stock....................................................         --              1,000,000
Contribution of capital by parent...........................................         8,750,000      15,000,000
                                                                              ----------------  --------------
Net increase in capital and surplus.........................................        47,470,205       6,617,444
                                                                              ----------------  --------------
Balance at end of year......................................................  $     66,292,611  $   18,822,406
                                                                              ----------------  --------------
                                                                              ----------------  --------------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   STATEMENTS OF CASH FLOW -- STATUTORY BASIS

                                                                                  YEAR ENDED DECEMBER 31
                                                                           ------------------------------------
                                                                                  1994               1993
                                                                           ------------------  ----------------
OPERATING ACTIVITIES
Premiums and annuity considerations, net.................................  $      308,461,038  $    505,337,943
Policy loans.............................................................            (368,822)          202,132
Investment income, net of interest paid..................................             465,559          (484,512)
Federal income tax benefit recovered.....................................          --                    16,083
Benefits paid............................................................        (104,913,778)      (36,551,412)
Commissions and other operating expenses.................................         (33,764,277)      (42,607,803)
Net transfers to separate accounts.......................................        (189,565,987)     (458,548,369)
Other....................................................................             845,300          (274,409)
                                                                           ------------------  ----------------
Net cash used in operating activities....................................         (18,840,967)      (32,910,347)

INVESTING ACTIVITIES
Proceeds from maturity and calling of bonds..............................             321,110           552,100
Proceeds from sale of common stock.......................................             313,500           240,492
Cost of bonds acquired...................................................            (857,274)         (543,368)
Cost of common stock acquired............................................              (6,087)         (260,576)
Investments held in escrow pursuant to an Exchange Agreement, (net)......          (1,300,000)       (1,375,000)
                                                                           ------------------  ----------------
Net cash used in investing activities....................................          (1,528,751)       (1,386,352)

FINANCING ACTIVITIES
Issuance of common stock.................................................          --                 1,000,000
Issuance of redeemable preferred stock...................................          50,000,000         --
Contribution of capital by parent........................................           8,750,000        15,000,000
Borrowed money...........................................................         (40,438,636)       33,600,000
                                                                           ------------------  ----------------
Net cash provided by financing activities................................          18,311,364        49,600,000
                                                                           ------------------  ----------------
Net (decrease) increase in cash and short-term investments...............          (2,058,354)       15,303,301
Cash and short-term investments at beginning of year.....................          19,307,672         4,004,371
                                                                           ------------------  ----------------
Cash and short-term investments at end of year...........................  $       17,249,318  $     19,307,672
                                                                           ------------------  ----------------
                                                                           ------------------  ----------------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS
                               DECEMBER 31, 1994

1.  ORGANIZATION
    Effective September 30, 1992, Golden American Life Insurance Company ("Golden American") became a wholly-owned subsidiary of BT Variable, Inc. ("BTV"), an indirect wholly-owned subsidiary of Bankers Trust Company ("Bankers Trust"). Previously, Golden American was owned by Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit"). Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware.

    In a transaction that closed on September 30, 1992, Bankers Trust acquired from Mutual Benefit, in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and Directed Services, Inc. ("DSI"), an affiliate of Golden American, and certain related assets and contributed them to BTV. The portion of the aggregate consideration exchanged by Bankers Trust, allocable to Golden American, was valued at $11.6 million, subject to subsequent adjustment pursuant to the Exchange Agreement. This allocation was based primarily on the estimated value of insurance contracts in force and also included the acquisition of net tangible assets of $.4 million. The transaction involved settlement of pre-existing claims of Bankers Trust against Mutual Benefit. The ultimate value of these claims has not yet been determined by the Superior Court of New Jersey and is contingently supported by a $5 million note payable from Golden American and a $6 million letter of credit from Bankers Trust. The Golden American note is secured by a pledge of Golden American's right to receive certain deferred sales loads.
Bankers Trust has estimated that the contingent liability due from Golden American amounted to $438,636 at December 31, 1994 and 1993. During 1994 and 1993, Golden American deposited with an escrow agent $1,300,000 and $1,375,000, respectively, pursuant to certain provisions of the Exchange Agreement.

    In addition, concurrent with the closing, Bankers Trust entered into an agreement with Golden American to cause Golden American, commencing with the closing and for so long as Bankers Trust continues to own, directly and indirectly, all the issued and outstanding capital stock of Golden American, to have at all times statutory capital and surplus of no less than the sum of (i) $5,000,000 and (ii) an amount equal to 1% of the statutory-basis separate account liabilities of Golden American. During 1994 and 1993, BTV contributed additional capital and paid-in surplus of $8,750,000 and $16,000,000, respectively, to Golden American, including $1,000,000 in 1993 through the issuance of an additional 100,000 shares of common stock. In 1994, Golden American issued $50,000,000 of preferred stock that was purchased by BTV for $50,000,000 in cash.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

    The accompanying financial statements for the years ended December 31, 1994 and 1993 have been prepared on the basis of accounting practices and procedures prescribed or permitted by the Department of Insurance of the State of Delaware (the "Department") and the National Association of Insurance Commissioners ("NAIC"). These practices differ in certain respects from generally accepted accounting principles ("GAAP"). The more significant accounting practices followed and, where indicated, their variation from GAAP, are summarized as follows:

ADMITTED ASSETS

    Assets in the accompanying balance sheets are stated at "admitted asset" values. The term "admitted assets" means the assets are stated at values required or permitted to be reported to the Department in accordance with the rules and regulations of the Department and the NAIC.

ACQUISITION

    The acquisition of  Golden American by  Bankers Trust had  no effect on  the carrying value of the acquired assets and liabilities reported in the accompanying statutory-basis financial statements. Under GAAP, the acquisition of Golden American has been accounted for as a purchase by Bankers

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Trust and, accordingly, the acquired assets and the liabilities assumed were reported at their estimated fair values at the date of acquisition. In addition, for GAAP purposes Golden American recorded an asset for the cost assigned to insurance contracts in force, which represents the value of the right to receive future profits from the life insurance and annuity policies existing at the acquisition date. Such value is the actuarially-determined present value of projected future profits from the acquired contracts discounted at an interest rate of 15%. Cost assigned to insurance contracts in force is being amortized over the estimated life of the applicable insurance contracts in relation to estimated future gross profits with interest at 8%.

INVESTMENTS

    The admitted asset values of bonds and stocks have been determined on the basis prescribed by the NAIC. Such admitted asset values represent principally amortized cost for bonds (market value -- 1994: $2,658,448 and 1993: $2,198,654) and market value for common stocks (cost -- 1994: $16,429 and 1993: $260,342).

    As prescribed by the NAIC, an Asset Valuation Reserve ("AVR") is required to be maintained by insurance companies. The AVR is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. As also prescribed by the NAIC, beginning in 1992, Golden American adopted an Interest Maintenance Reserve ("IMR") that represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed income investments, principally bonds and mortgage loans. Such gains or losses are amortized into income on a straight-line basis over the remaining period to maturity. Under GAAP, the AVR and IMR are not recorded.

    Net realized capital gains and losses on investments are included in the determination of net income using the specific identification method. Through the use of the IMR such net realized gains and losses may be deferred, net of applicable capital gains taxes, and amortized into investment income over the life of the investments sold.

    Unrealized gains and losses on stocks are recognized directly in unassigned surplus. Short-term investments are carried at cost, which, when combined with accrued interest income, approximates fair value.

VARIABLE LIFE AND ANNUITY PRODUCTS

    Variable life and annuity products include individual and group flexible premium variable life insurance policies and annuity products. Golden American provides for variable accumulation and benefits under the policies and contracts by crediting life and annuity considerations in accordance with contractholder direction to one or more divisions within various separate accounts or Golden American's guaranteed interest division. Allocation of premiums to the guaranteed interest division was discontinued in 1991.

    Premiums and annuity considerations are recorded as received and are presented net of reinsurance premiums of $16.1 million and $.7 million in 1994 and 1993, respectively. Under GAAP, revenues from variable life and annuity products consist of policy charges for mortality and expense risk, the cost of insurance and policy administration costs that have been assessed against policy account balances during the period.

INSURANCE AND ANNUITY RESERVES

    Insurance and annuity reserves represent policy account balances invested in the guaranteed interest division less the related unamortized portion of the deferred sales load and other policy charges. Such reserves include provisions for minimum death benefit guarantees.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Surrender values are not promised in excess of the legally computed reserves. There was no insurance in-force at December 31, 1994 for which the gross premiums were less than net premiums.

POLICY BENEFITS

    Policy benefits paid or provided include benefit claims incurred in the period and are net of reinsurance of $2.4 million and $.4 million in 1994 and 1993, respectively. Interest credited rates for the guaranteed interest division ranged from 4.0% to 5.0% during 1994 and 1993. Under GAAP, policy benefits that are charged to expense include benefits incurred in the period in excess of the policy account balances and interest credited to policy account balances invested in the guaranteed interest division.

ACQUISITION COSTS

    Commissions and other costs incurred in acquiring new business are charged to operations as incurred. Under GAAP, these costs are deferred and are amortized over the lives of the policies in relation to the present value of estimated gross profits from policy sales load and investment returns, and mortality and expense margins.

SEPARATE ACCOUNTS

    The separate accounts are registered investment companies under the provisions of the Investment Company Act of 1940. At the direction of the policyowners and contractholders, the separate accounts invest the premium and annuity considerations from the sale of variable life and annuity products in either shares of specified mutual funds or directly in other investment securities. The assets and liabilities of Golden American's separate accounts are identified and segregated from other assets and liabilities of Golden American. The portion of the separate account assets applicable to policies and contracts cannot be charged with liabilities arising out of any other business Golden American may conduct.

    Separate account assets are carried at the net asset value of the underlying mutual funds, which approximates market value, and generally represent contractholder and policyowner funds maintained in the accounts and unamortized deferred sales loads and other charges payable to Golden American over a specified period. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not included in the accompanying statements of operations of Golden American.

    A sales load ranging from 0% to 9% in addition to other charges is applicable to each premium payment for policy related expenses. Although this sales load is assessed on each premium when it is received by Golden American, such sales load is initially advanced by Golden American to contractholders and policyowners and included in the separate or general account assets, as applicable, and then deducted in equal installments on each contract processing date over a period specified in the contract or policy. Sales loads are included in operations when assessed by Golden American. Under GAAP, these sales loads are earned over the life of the contract in relation to estimated future gross profits. Sales load amounts that have been deducted but not yet earned are reported as unearned income.

REINSURANCE

    Premiums and policy benefits are reported in the accompanying financial statements net of reinsurance ceded. Golden American would remain liable to the extent that any reinsurers do not meet their obligations under the reinsurance agreements. FASB Statement No. 113, "Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts" which was issued in December 1992, was adopted by Golden American in 1993. However, its adoption did not have a material impact on the financial statements of Golden American.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
FEDERAL INCOME TAXES

    Federal income tax benefits are based on net losses from operations after adjusting for certain income and expense items, principally differences between statutory and tax reserves, accrual of bond discount, and specified policy acquisition expenses that, in accordance with the provisions of the Internal Revenue Code ("IRC"), are not included in the determination of current taxable income.

    Golden American is taxed, on a separate company basis, as a life insurance company pursuant to applicable provisions of the IRC. At December 31, 1994 and 1993, Golden American had net operating loss ("NOL") carryforwards for federal income tax purposes of approximately $17.3 million and $7.3 million, respectively. Approximately $2.4 million of these NOL's, relating to operations prior to ownership by Mutual Benefit, can be used to offset future taxable income of Golden American only through the year 2005, subject to annual limitations. Approximately $.8 million, $4.1 million and $10.0 million are available through the years 2007, 2008, and 2009, respectively.

STATEMENTS OF CASH FLOW

    For purposes of Golden American's statements of cash flow, all highly liquid investments with a maturity of one year or less are considered to be short-term investments.

PRESENTATION

    Certain prior-year balances have been reclassified to conform to the current-year financial statement presentation.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    Golden American has evaluated its financial instruments, principally short-term investments, policy loans, the adjustable principal amount promissory note, and policy and contract liabilities and determined that carrying amounts reported in the balance sheets approximate fair value.

4.  CAPITAL AND SURPLUS
    The payment of cash dividends by Golden American is subject to statutory restrictions imposed by certain jurisdictions in which Golden American operates. Golden American is required to maintain a minimum total statutory-basis capital and surplus of not less than $5,000,000 under the provisions of the insurance laws of certain states in which it is presently licensed to sell variable life and annuity products.

    During 1992, the NAIC approved certain Risk-Based Capital ("RBC") requirements for life/ health insurance companies. Those requirements were effective beginning in 1993 and require that the amount of capital maintained by an insurance company is to be determined based on the various risk factors related to it. Golden American met the RBC requirements as of December 31, 1994 and 1993.

    On December 30, 1994, Golden American issued 10,000 shares of Redeemable Preferred Stock. There were no dividends declared or paid on the Redeemable Preferred Stock in 1994. As of December 31, 1994, Dividends in Arrears on the Redeemable Preferred Stock were $17,917 or $1.79 per share. The dividends are cumulative and are calculated based on a rate not to exceed the sum of the Prime Rate and 1.5%. The Redeemable Preferred Stock is redeemable at the option of Golden American at the redemption price of $5,000 per share.

    Dividend  payments  to   common  stockholders  are   limited  by   statutory
restrictions issued by the State of Delaware. The maximum amount of dividends which can be paid by State of Delaware insurance companies to stockholders without prior approval of the Insurance Commissioner is the higher of either (a) prior year net income or (b) 10% of ending prior year surplus. Statutory surplus at December 31, 1994, was $13,792,611. The net loss for 1994 was $(11,260,035).
The maximum dividend payout which may be made without prior approval in 1995 is $1,379,261. No dividends were paid in 1994.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

4.  CAPITAL AND SURPLUS (CONTINUED)
    A reconciliation of Golden American's GAAP-basis stockholder's equity as of December 31, 1994 and 1993 and net loss for the years ended December 31, 1994 and 1993 to its statutory-basis capital and surplus and net loss included in the accompanying financial statements is as follows:

                                                   CAPITAL AND SURPLUS                 NET INCOME/(LOSS)
                                            ---------------------------------  ---------------------------------
                                                  1994             1993              1994             1993
                                            ----------------  ---------------  ----------------  ---------------
GAAP-basis................................  $     89,506,318  $    28,596,888  $      2,221,748  $    (1,792,700)
Asset valuation reserve/interest
 maintenance reserve......................           (41,598)        (131,060)            3,323           14,720
Fixed maturities from acquisition.........           (75,609)         (96,528)           14,248            4,300
Deferred policy acquisition costs.........       (60,662,000)     (42,151,111)      (18,510,889)     (35,101,494)
Cost assigned to insurance contracts in
 force....................................        (7,620,000)      (9,784,189)        2,164,189        1,356,597
Deferred sales loads and policy charges...        49,223,050       42,223,470         6,999,580       26,695,281
Reserves..................................        (4,985,212)       --               (5,016,676)         563,905
Unearned revenue..........................         1,759,000          164,936         1,594,064       (1,141,495)
Other.....................................          (811,338)       --                 (729,622)       --
                                            ----------------  ---------------  ----------------  ---------------
Statutory-basis...........................  $     66,292,611  $    18,822,406  $    (11,260,035) $    (9,400,886)
                                            ----------------  ---------------  ----------------  ---------------
                                            ----------------  ---------------  ----------------  ---------------

5.  INVESTMENTS
    Investments in debt securities and other fixed maturity investments generally are held for investment purposes to maturity. Included in short-term investments at December 31, 1994 and 1993 are $13.9 million and $15.2 million of debt securities, respectively, issued by the U.S. Government.

    The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                                                        GROSS         GROSS
                                                        COST OR       UNREALIZED    UNREALIZED
                                                     AMORTIZED COST     GAINS         LOSSES       FAIR VALUE
                                                     --------------  ------------  ------------  --------------
At December 31, 1994:
  U.S. Treasury bonds..............................  $    2,673,223   $   21,055    $  (35,830)  $    2,658,448
                                                     --------------  ------------  ------------  --------------
Total bonds........................................  $    2,673,223   $   21,055    $  (35,830)  $    2,658,448
                                                     --------------  ------------  ------------  --------------
                                                     --------------  ------------  ------------  --------------
At December 31, 1993:
  U.S. Treasury....................................  $    2,032,905   $   68,669    $   (4,191)  $    2,097,383
  Corporate securities.............................          94,131        7,140        --              101,271
                                                     --------------  ------------  ------------  --------------
Total bonds........................................  $    2,127,036   $   75,809    $   (4,191)  $    2,198,654
                                                     --------------  ------------  ------------  --------------
                                                     --------------  ------------  ------------  --------------

    Fair values generally represent quoted market value prices for securities traded in the public marketplace.

    Maturities of long-term bonds are as follows:

                                                                                AMORTIZED      ESTIMATED
                                                                                  COST        MARKET VALUE
                                                                              -------------  --------------
Due in one year or less.....................................................  $     701,048   $    688,136
Due after one year through five years.......................................        849,927        827,009
Due after five years through ten years......................................      1,122,248      1,143,303
                                                                              -------------  --------------
                                                                              $   2,673,223   $  2,658,448
                                                                              -------------  --------------
                                                                              -------------  --------------

    Proceeds from the sale of investments in bonds during 1994 and 1993 were $321,110 and $552,100; gross gains of $6,672 and $24,919 were realized on those sales, respectively.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

5.  INVESTMENTS (CONTINUED)
    At December 31, 1994 and 1993, gross unrealized (depreciation) appreciation of marketable equity securities was $(820) and $61,500, respectively.

    At December 31, 1994 and  1993, $2,695,000 and $2,150,000, respectively,  in principal amount of fixed maturity investments were on deposit with regulatory authorities pursuant to certain statutory requirements.

6.  RELATED PARTY TRANSACTIONS
    Prior to 1994, Golden American had entered into agreements with DSI to perform services related to the management of its investments and the distribution of its products. For the year ended December 31, 1993, Golden American incurred $311,121 for such services. The agreement was terminated as of January 1, 1994.

    DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which as of December 31, 1994, were sold primarily through two broker/dealer institutions. For 1994 and 1993, commissions paid by Golden American to DSI aggregated $17,569,333 and $34,259,911, respectively.

    Golden  American  provided  to  DSI  certain  of  its  personnel  to perform management, administrative, and clerical services and the use of certain facilities. Golden American charged DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. For the years ended December 31, 1994 and 1993, expenses allocated to DSI were $1,983,486 and $2,012,969, respectively.

    Prior to 1994, Golden American had arranged with BTV to perform services related to the development and administration of its products. For the year ended December 31, 1993, fees earned by BTV from Golden American for these services aggregated $2,700,850. The agreement was terminated as of January 1, 1994.

    In addition, BTV provided to Golden American certain of its personnel to perform management, administrative, and clerical services and the use of certain of its facilities. BTV charged Golden American for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by BTV's employees on behalf of Golden American. For the year ended December 31, 1993, BTV allocated to Golden American $1,503,159. The agreement was terminated on January 1, 1994.

    At December 31, 1994 and 1993, Golden American's cash and short-term investments on deposit at Bankers Trust were $10,063,172 and $19,307,672, respectively.

7.  REINSURANCE
    Variable life and annuity product fees are reported in the accompanying financial statements net of reinsurance premiums of $16.1 million and $.7 million in 1994 and 1993, respectively. Effective September 30, 1992, Golden American terminated all reinsurance agreements with Mutual Benefit. Concurrently, Golden American entered into agreements covering mortality risks under both life policies and annuity contracts with an unaffiliated reinsurer. Also, effective June 1, 1994, Golden American entered into a reinsurance agreement on a modified coinsurance basis with an unaffiliated reinsurer. Golden American remains liable to the extent that its reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance in-force for life mortality risks were $23.3 million and $15.4 million at December 31, 1994 and 1993 and for annuity mortality risks were $149.6 million and $46.5 million at December 31, 1994 and 1993, respectively. FASB Statement

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

7.  REINSURANCE (CONTINUED)
No. 113, "Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts," was issued in December 1992 and adopted by Golden American in 1993. However, its adoption did not have a material impact on the financial statements of Golden American.

8.  LIFE AND ANNUITIES ACTUARIAL RESERVES
    The following is a reconciliation of the Life and Annuities actuarial reserves presented in the 1994 Annual Statements of Golden American and Golden American Separate Accounts.

                                                                                             PERCENTAGE OF
                                                                                  AMOUNT         TOTAL
                                                                               ------------  --------------
 1.  Subject to discretionary withdrawal
     1.1 -- with market value adjustment.....................................  $    --                   0%
                                                                               ------------            ---
     1.2 -- at book value less current surrender charge of 5% or more........       --                   0%
                                                                               ------------            ---
     1.3 -- at market value..................................................       --                   0%
                                                                               ------------            ---
     1.4 -- Total with adjustment or at market value.........................   893,814,295            100%
                                                                               ------------            ---
     1.5 -- at book value without adjustment (minimal or no charge or
            adjustment)......................................................       520,244              0%
                                                                               ------------            ---
 2.  Not subject to discretionary withdrawal.................................       --                   0%
                                                                               ------------            ---
 3.  Total (gross)...........................................................   894,334,539            100%
                                                                               ------------            ---
 4.  Reinsurance ceded.......................................................       --
                                                                               ------------
 5.  Total (net)* (3) - (4)..................................................  $894,334,539
                                                                               ------------
                                                                               ------------

------------------------
*Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

Life and Accident and Health Annual Statement:
 6. Exhibit 8, Section B, Total (net)........................................  $     520,244
                                                                               -------------
 7. Exhibit 8, Section C, Total (net)........................................       --
                                                                               -------------
 8. Exhibit 10, Column 1, Line 12............................................       --
                                                                               -------------
 9. Subtotal.................................................................        520,244
                                                                               -------------

Separate Accounts Statement:
10. Exhibit 6, Column 2, Line B.10...........................................    893,814,295
                                                                               -------------
11. Exhibit 6, Column 2, Line C.5............................................       --
                                                                               -------------
12. Page 3, Line 3...........................................................       --
                                                                               -------------
13. Page 3, Line 3...........................................................       --
                                                                               -------------
14. Subtotal.................................................................    893,814,295
                                                                               -------------
15. Combined total...........................................................  $ 893,334,539
                                                                               -------------
                                                                               -------------

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS (CONTINUED)
                               DECEMBER 31, 1994

9.  BORROWED MONEY
    At December 31, 1993, Golden American had short-term debt outstanding with an unaffiliated bank of $40,000,000 at an interest rate equal to the daily average rate of overnight Federal Funds plus 0.25%. All short-term debt was repaid as of December 30, 1994. Interest paid during 1994 and 1993 was $2.0 million and $.6 million, respectively. The repayment of amounts borrowed under this loan had been guaranteed by Bankers Trust.

10. PENSION AND PROFIT SHARING PLAN AND OTHER EMPLOYEE BENEFITS
    Golden American's employees are covered under the Parent's benefit plans. The noncontributory pension plan and the profit sharing plan of the Parent are also available to eligible employees of the Company. Total 1994 expenses relating to these Parent company benefit plans were approximately $207,000.

11. SUBSEQUENT EVENT
    Effective October 3, 1994, First Colony Corporation ("First Colony"), BTV and BTV's immediate parent, Whitewood Properties Corp. ("Whitewood"), entered into an agreement providing for the acquisition by First Colony of a minority interest in BTV. On June 29, 1995, BTV, Whitewood and First Colony agreed to terminate the agreement between and among the parties.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholder
Golden American Life Insurance Company

    We have audited the accompanying balance sheets of Golden American Life Insurance Company (the "Company") as of December 31, 1994 and 1993 and the related statements of operations, changes in stockholder's equity, and cash flows for the years ended December 31, 1994 and 1993 and for the period from September 30, 1992 (date of acquisition) to December 31, 1992. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Golden American Life
Insurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for the years ended December 31, 1994 and 1993 and for the period from September 30, 1992 to December 31, 1992, in conformity with generally accepted accounting principles.

    As discussed in Note 4 to the financial statements, the Company adopted, as of December 31, 1993, Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

                                                   [SIGNATURE]

February 14, 1995,
except for Note 10, as to which the date is June 29, 1995

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNT)

                                                                                               DECEMBER 31
                                                                                       ---------------------------
                                                                                            1994          1993
                                                                                       --------------  -----------
ASSETS
Investments:
  Fixed maturities held to maturity, at amortized cost (market -- $2,659 and
   $2,199)...........................................................................  $        2,749  $     2,224
  Short-term investments, at cost, which approximates market.........................          13,933       15,232
  Equity securities, at market (cost -- $17 and $260)................................              16          322
  Policy loans.......................................................................             513          144
                                                                                       --------------  -----------
    Total investments................................................................          17,211       17,922
Cash.................................................................................           3,316        4,076
Accrued investment income............................................................              92           68
Due from affiliates and separate accounts............................................             963          466
Deferred policy acquisition costs....................................................          60,662       42,151
Unamortized cost assigned to insurance contracts in force............................           7,620        9,784
Funds held in escrow pursuant to an Exchange Agreement...............................           2,757        1,375
Due from reinsurers..................................................................           1,713          162
Other assets.........................................................................             134      --
Separate account assets..............................................................         950,292      810,151
                                                                                       --------------  -----------
    Total assets.....................................................................  $    1,044,760  $   886,155
                                                                                       --------------  -----------
                                                                                       --------------  -----------

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Insurance and annuity reserves (including $17 and $31 of unamortized deferred sales
   load).............................................................................  $        1,051  $     2,421
  Due to affiliates and separate accounts............................................             660        3,462
  Accrued expenses and other liabilities.............................................           1,053          920
  Short-term debt....................................................................        --             40,000
  Unearned revenue...................................................................           1,759          165
  Adjustable principal amount promissory note, 7.50%, due 1997.......................             439          439
  Separate account liabilities (including $48,924 and $42,192 of unamortized deferred
   sales load).......................................................................         950,292      810,151
                                                                                       --------------  -----------
    Total liabilities................................................................         955,254      857,558
Commitments and contingencies
STOCKHOLDER'S EQUITY
Common stock, par value $10 per share, authorized, issued, and outstanding 250,000
 shares..............................................................................           2,500        2,500
Redeemable preferred stock, par value $5,000 per share, 50,000 shares authorized,
 10,000 issued and outstanding in 1994...............................................          50,000      --
Additional paid-in capital...........................................................          37,086       28,336
Unrealized (depreciation) appreciation of equity securities..........................              (1)          62
Retained earnings (deficit)..........................................................             (79)      (2,301)
                                                                                       --------------  -----------
  Total stockholder's equity.........................................................          89,506       28,597
                                                                                       --------------  -----------
    Total liabilities and stockholder's equity.......................................  $    1,044,760  $   886,155
                                                                                       --------------  -----------
                                                                                       --------------  -----------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                            STATEMENT OF OPERATIONS

                                 (IN THOUSANDS)

                                                                    YEAR ENDED DECEMBER 31         PERIOD
                                                                                             SEPTEMBER 30, 1992
                                                                    ----------------------           TO
                                                                       1994        1993       DECEMBER 31, 1992
                                                                    ----------  ----------  ---------------------
REVENUES
Variable life and annuity product fees and policy charges.........  $   17,519  $   10,192        $     694
Net investment income.............................................         560         216               67
Realized capital gain (loss)......................................          65          35               (2)
                                                                    ----------  ----------          -------
Total revenues....................................................      18,144      10,443              759

EXPENSES
Policy benefits...................................................          35       1,747               34
Commissions and overrides.........................................      16,741      34,260            6,429
Salaries, benefits and other employee-related costs...............       5,866      --               --
Financing charges and interest....................................       1,962         726               53
Other general, administrative, and operating expenses.............       7,665       9,248            1,662
Deferral of policy acquisition costs..............................     (23,119)    (37,129)          (7,059)
Amortization of deferred policy acquisition costs.................       4,608       2,027               10
Amortization of cost assigned to insurance contracts in force.....       2,164       1,357              138
                                                                    ----------  ----------          -------
Total expenses....................................................      15,922      12,236            1,267
                                                                    ----------  ----------          -------
Net income (loss).................................................  $    2,222  $   (1,793)       $    (508)
                                                                    ----------  ----------          -------
                                                                    ----------  ----------          -------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

PERIOD SEPTEMBER 30, 1992 TO DECEMBER 31, 1992 AND THE YEARS ENDED DECEMBER 31,
                                 1994 AND 1993

                      (IN THOUSANDS, EXCEPT SHARE AMOUNT)

                                                                    SHARES       SHARES                               ADDITIONAL
                                                                    COMMON      PREFERRED     COMMON      PREFERRED     PAID-IN
                                                                     STOCK        STOCK        STOCK        STOCK       CAPITAL
                                                                  -----------  -----------  -----------  -----------  -----------
Balances at September 30, 1992 (date of acquisition)............     150,000                 $   1,500                 $  13,336
Net loss........................................................
Unrealized appreciation of equity securities....................
                                                                  -----------  -----------  -----------  -----------  -----------
Balances at December 31, 1992...................................     150,000                     1,500                    13,336

Issuance of common stock........................................     100,000                     1,000
Contribution of capital.........................................                                                          15,000
Net loss........................................................
Change in unrealized appreciation of equity securities..........
                                                                  -----------  -----------  -----------  -----------  -----------
Balances at December 31, 1993...................................     250,000                     2,500       --           28,336

Issuance of preferred stock.....................................                   10,000                    50,000
Contribution of capital.........................................                                                           8,750
Net income......................................................
Change in unrealized depreciation of equity securities..........
                                                                  -----------  -----------  -----------  -----------  -----------
Balances at December 31, 1994...................................     250,000       10,000    $   2,500    $  50,000    $  37,086
                                                                  -----------  -----------  -----------  -----------  -----------
                                                                  -----------  -----------  -----------  -----------  -----------

                                                                     UNREALIZED       RETAINED         TOTAL
                                                                   APPRECIATION OF    EARNINGS     STOCKHOLDER'S
                                                                  EQUITY SECURITIES   (DEFICIT)       EQUITY
                                                                  -----------------  -----------  ---------------
Balances at September 30, 1992 (date of acquisition)............                                    $    14,836
Net loss........................................................                      $    (508)           (508)
Unrealized appreciation of equity securities....................      $      14                              14
                                                                            ---      -----------  ---------------
Balances at December 31, 1992...................................             14            (508)         14,342
Issuance of common stock........................................                                          1,000
Contribution of capital.........................................                                         15,000
Net loss........................................................                         (1,793)         (1,793)
Change in unrealized appreciation of equity securities..........             48          --                  48
                                                                            ---      -----------  ---------------
Balances at December 31, 1993...................................             62          (2,301)         28,597
Issuance of preferred stock.....................................                                         50,000
Contribution of capital.........................................                                          8,750
Net income......................................................                          2,222           2,222
Change in unrealized depreciation of equity securities..........            (63)                            (63)
                                                                            ---      -----------  ---------------
Balances at December 31, 1994...................................      $      (1)      $     (79)    $    89,506
                                                                            ---      -----------  ---------------
                                                                            ---      -----------  ---------------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                         YEAR ENDED                PERIOD
                                                                         DECEMBER 31         SEPTEMBER 30, 1992
                                                                   -----------------------           TO
                                                                      1994         1993       DECEMBER 31, 1992
                                                                   -----------  ----------  ---------------------
OPERATING ACTIVITIES
Net income (loss)................................................  $     2,222  $   (1,793)      $      (508)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
  Amortization of deferred policy acquisition costs..............        4,608       2,027                10
  Amortization of cost assigned to insurance contracts in
   force.........................................................        2,164       1,357               138
  Change in unearned revenue.....................................        1,594      (1,141)             (136)
  Increase in accrued investment income..........................          (24)         (1)              (13)
  Change in due to/from affiliates and separate accounts.........       (3,299)      2,976               (81)
  Changes in other assets, accrued expenses and other
   liabilities...................................................       (1,552)         42              (154)
  Policy acquisition costs deferred..............................      (23,119)    (37,129)           (7,059)
  Change in insurance and annuity reserves.......................       (1,370)        550                45
  Amortization of premium on fixed maturity investments..........           13      --               --
                                                                   -----------  ----------           -------
Net cash used in operating activities............................      (18,763)    (33,112)           (7,758)

INVESTING ACTIVITIES
Purchases of fixed maturities....................................         (857)       (543)             (151)
Sales of fixed maturities........................................          319         552             1,177
Purchases of common stock........................................           (7)       (260)               (2)
Sales of common stock............................................          250         240           --
(Increase) decrease in policy loans..............................         (369)        202               (29)
Funds held in escrow pursuant to an Exchange Agreement...........       (1,382)     (1,375)          --
                                                                   -----------  ----------           -------
Net cash (used in) provided by investing activities..............       (2,046)     (1,184)              995

FINANCING ACTIVITIES
(Retirement) issuances of short-term debt........................      (40,000)     33,600             6,400
Issuance of common stock.........................................      --            1,000           --
Issuance of preferred stock......................................       50,000      --               --
Contribution of capital by parent................................        8,750      15,000           --
                                                                   -----------  ----------           -------
Net cash provided by financing activities........................       18,750      49,600             6,400
                                                                   -----------  ----------           -------
Net (decrease) increase in cash and short-term investments.......       (2,059)     15,304              (363)

Cash and short-term investments at beginning of year.............       19,308       4,004             4,367
                                                                   -----------  ----------           -------
Cash and short-term investments at end of year...................  $    17,249  $   19,308       $     4,004
                                                                   -----------  ----------           -------
                                                                   -----------  ----------           -------

                            SEE ACCOMPANYING NOTES.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

1.  ORGANIZATION
    Effective September 30, 1992, Golden American Life Insurance Company ("Golden American") became a wholly-owned subsidiary of BT Variable, Inc. ("BTV"), an indirect wholly-owned subsidiary of Bankers Trust Company ("Bankers Trust"). Previously, Golden American was owned by Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit"). Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware.

    In a transaction that closed on September 30, 1992, Bankers Trust acquired from Mutual Benefit, in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and Directed Services, Inc. ("DSI"), an affiliate of Golden American, and certain related assets and contributed them to BTV. The portion of the aggregate consideration exchanged by Bankers Trust, allocable to Golden American, was valued at approximately $11.6 million, subject to subsequent adjustment pursuant to the Exchange Agreement. This allocation was based primarily on the estimated value of insurance contracts in force and also included the acquisition of net tangible assets of $.4 million. The transaction involved settlement of pre-existing claims of Bankers Trust against Mutual Benefit. The ultimate value of these claims has not yet been determined by the Superior Court of New Jersey and is contingently supported by a $5 million note payable from Golden American and a $6 million letter of credit from Bankers Trust. The Golden American note is secured by a pledge of Golden American's right to receive certain deferred sales loads. Bankers Trust has estimated that the contingent liability due from Golden American amounted to $438,636 at December 31, 1994 and 1993. Golden American deposited with an escrow agent $1,300,000 and $1,375,000, in 1994 and 1993, respectively, pursuant to certain provisions of the Exchange Agreement.

    In addition, concurrent with the closing, Bankers Trust entered into an agreement with Golden American to cause Golden American, commencing with the closing and for so long as Bankers Trust continues to own, directly or indirectly, all the issued and outstanding capital stock of Golden American, to have at all times statutory capital and surplus of no less than the sum of (i) $5,000,000 and (ii) an amount equal to 1% of the statutory-basis separate account liabilities of Golden American. During 1994, 1993, and 1992, BTV contributed additional capital and paid-in surplus of $8,750,000, $16,000,000, and $3,200,000, respectively, to Golden American, including $1,000,000 in 1993 through the issuance of an additional 100,000 shares of common stock. In 1994, Golden American issued $50,000,000 of preferred stock that was purchased by BTV for $50,000,000 in cash.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

    The accompanying financial statements have been presented in accordance with generally accepted accounting principles ("GAAP"). The acquisition of Golden American has been accounted for as a purchase by Bankers Trust and, accordingly, the acquired assets and liabilities were recorded at their estimated fair values at September 30, 1992. In accordance with requirements of the Securities and Exchange Commission, this new basis of accounting has been "pushed down" to Golden American.

INVESTMENTS

    Fixed maturities are carried at amortized cost. Short-term investments are carried at cost, which approximates market. Equity securities, principally investments in mutual funds, are carried at market based on quoted market prices. Net unrealized appreciation of equity securities is included as a component of stockholder's equity. The cost of investments sold is determined by using the specific identification method.

VARIABLE LIFE AND ANNUITY PRODUCTS

    Variable life and annuity products include individual and group flexible premium variable life insurance policies and annuity products. Golden American provides for variable accumulation and benefits under the policies and contracts by crediting life and annuity considerations in accordance

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) with contractholder direction to one or more divisions within various separate accounts or Golden American's guaranteed interest division. Allocation of premiums to the guaranteed interest division was discontinued in 1991.

SEPARATE ACCOUNTS

    The separate accounts are registered under the provisions of the Investment Company Act of 1940. At the direction of the policyowners and contractholders, the separate accounts invest the premium and annuity considerations from the sale of variable life and annuity products either in shares of specified mutual funds or directly in other investments. The assets and liabilities of Golden American's separate accounts are clearly identified and segregated from other assets and liabilities of Golden American. The portion of the separate account assets applicable to policies and contracts cannot be charged with liabilities arising out of any other business Golden American may conduct.

    Separate account assets are carried at net asset value, which approximates market value and generally represent policyowner and contractholder investment values maintained in the accounts and unamortized deferred sales loads and other charges payable to Golden American over a specified period. Separate account liabilities represent account balances for the variable life policies and annuity contracts invested in the separate accounts, which include unamortized deferred sales loads. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying statements of operations of Golden American.

REVENUE RECOGNITION

    Revenues from variable life and annuity products consist of charges for mortality and expense risk, the cost of insurance and contract administration charges that have been assessed against account balances during the period. In addition, a sales load ranging from 0% to 9% in addition to other charges is applicable to each premium payment for contract related expenses. Although such sales load is assessed on each premium when it is received by Golden American, such sales load is initially advanced by Golden American to contractholders and policyowners and included in the general or separate account assets, as applicable, and then deducted or amortized in equal installments on each contract processing date over a period specified in the contract or policy. These sales loads are earned over the life of the insurance contract in relation to estimated future gross profits using methods and assumptions similar to those for cost assigned to insurance contracts in force. Sales loads that have been deducted but not yet earned are reported as unearned revenue.

COST ASSIGNED TO INSURANCE CONTRACTS IN FORCE

    The cost assigned to insurance contracts in force represents the value of the right to receive future profits from the life insurance and annuity policies existing at the acquisition date. Such value is the actuarially-determined present value of projected future profits from the acquired contracts discounted at an interest rate of 15%. Cost assigned to insurance contracts in force is being amortized over the estimated life of the applicable insurance contracts in relation to estimated future gross profits with interest at 8%.

    The following is a reconciliation of the costs assigned to insurance contracts in force for the years ended December 31, 1994, 1993, and the period September 30, 1992 to December 31, 1992:

                                                                                          PERIOD
                                                      YEAR ENDED DECEMBER 31,       SEPTEMBER 30, 1992
                                                  -------------------------------           TO
                                                       1994             1993         DECEMBER 31, 1992
                                                  ---------------  --------------  ---------------------
Beginning balance...............................  $     9,784,000  $   11,140,000     $    11,278,000
Interest accrued................................          696,000         942,000             244,000
Amortization....................................       (2,860,000)     (2,298,000)           (382,000)
                                                  ---------------  --------------  ---------------------
Ending balance..................................  $     7,620,000  $    9,784,000     $    11,140,000
                                                  ---------------  --------------  ---------------------
                                                  ---------------  --------------  ---------------------

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    The following table presents the expected amortization of the cost assigned to insurance contracts in force over the next five years. The amortization may be adjusted based on periodic evaluation of the expected gross profits.

1995...................................................  $1,481,000
1996...................................................   1,232,000
1997...................................................   1,156,000
1998...................................................     936,000
1999...................................................     580,000

DEFERRED POLICY ACQUISITION COSTS

    Deferred policy acquisition costs consist primarily of commissions, certain underwriting expenses and the costs of issuing policies that vary with and are directly related to the production of new and renewal business. Acquisition costs for variable life and annuity products are being amortized over the lives of the policies in relation to the present value of estimated future gross profits. The future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date.

INSURANCE AND ANNUITY RESERVES

    Insurance and annuity reserves represent variable life and annuity account balances invested in the guaranteed interest division. Interest credited rates for this division ranged from 4.0% to 5.0% during 1994 and 1993.

POLICY BENEFITS

    Policy benefits that are charged to expense include benefits incurred in the period in excess of the related policy account balances and interest credited to policy account balances invested in the guaranteed interest division.

REINSURANCE

    Included in the accompanying financial statements are net considerations to reinsurers of $2.4 million and $.7 million in 1994 and 1993, respectively. Effective September 30, 1992, Golden American terminated all reinsurance agreements with Mutual Benefit. Concurrently, Golden American entered into agreements covering mortality risks under both life policies and annuity contracts with an unaffiliated reinsurer. Golden American remains liable to the extent that its reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance in-force for life mortality risks were $23.6 million and $15.4 million at December 31, 1994 and 1993 and for annuity mortality risks were $149.6 million and $46.5 million at December 31, 1994 and 1993, respectively. FASB Statement No. 113, "Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts," was adopted by Golden American in 1993. However, its adoption did not have a material impact on the financial statements of Golden American.

    Also effective June 1, 1994, Golden American entered into a reinsurance agreement on a modified coinsurance basis with an unaffiliated reinsurer. The accompanying financial statements are presented net of the effects of the treaty which reduced 1994 net income by $27,000.

CASH EQUIVALENTS

    The Company considers all short-term investments (including commercial paper, money markets, and certificates of deposit) with a maturity of three months or less when purchased to be cash equivalents.

PRESENTATION

    Certain prior-year balances have been reclassified to conform to the current-year financial statement presentation.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    Golden American has evaluated its financial instruments, principally short-term investments, policy loans, the adjustable principal amount promissory note, and insurance and annuity reserves and determined that carrying amounts reported in the balance sheets approximate fair value.

4.  INVESTMENTS
    Effective with the December 31, 1993 financial statements, Golden American adopted FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities," by classifying its fixed maturities as held to maturity based on its intent and ability to hold them to maturity. The adoption of FASB Statement No. 115 had no impact on Golden American's financial statements. The major categories of investment income for 1994, 1993, and 1992 are summarized as follows:

                                                                                1994  1993  1992
                                                                                ----  ----  ----
                                                                                 (IN THOUSANDS)
Fixed maturities held to maturity.............................................  $142  $114  $47
Short-term investments........................................................   226    90   14
Equity securities.............................................................     1     1    2
Policy loans..................................................................    11    11    4
Cash..........................................................................    99   --   --
Funds held in escrow..........................................................    83   --   --
                                                                                ----  ----  ----
Gross investment income.......................................................   562   216   67
Investment expenses...........................................................    (2)  --   --
                                                                                ----  ----  ----
Net investment income.........................................................  $560  $216  $67
                                                                                ----  ----  ----
                                                                                ----  ----  ----

    A summary of investments in debt securities, including fixed maturities and short-term investments, at December 31, 1994 and 1993 is as follows:

                                                                                    GROSS
                                                                                 UNREALIZED    ESTIMATED
                                                                      AMORTIZED     GAINS       MARKET
                                                                        COST      (LOSSES)       VALUE
                                                                      ---------  -----------   ---------
                                                                                (IN THOUSANDS)
At December 31, 1994:
  U.S. Treasury securities..........................................  $ 16,682   $      (90)   $ 16,592
                                                                      ---------       -----    ---------
                                                                      ---------       -----    ---------
At December 31, 1993:
  U.S. Treasury securities..........................................  $ 17,357   $      (27)   $ 17,330
  Corporate securities..............................................        99            2         101
                                                                      ---------       -----    ---------
                                                                      $ 17,456   $      (25)   $ 17,431
                                                                      ---------       -----    ---------
                                                                      ---------       -----    ---------

                                                              1994                      1993
                                                    ------------------------  ------------------------
                                                                  ESTIMATED                 ESTIMATED
                                                     AMORTIZED     MARKET      AMORTIZED     MARKET
                                                       COST         VALUE        COST         VALUE
                                                    -----------  -----------  -----------  -----------
                                                                      (IN THOUSANDS)
Due in one year or less...........................   $  14,634    $  14,622    $  15,454    $  15,452
Due after one year through five years.............         850          827          793          791
Due after five years through ten years............       1,198        1,143        1,209        1,188
                                                    -----------  -----------  -----------  -----------
                                                     $  16,682    $  16,592    $  17,456    $  17,431
                                                    -----------  -----------  -----------  -----------
                                                    -----------  -----------  -----------  -----------

    At December 31, 1994 and 1993, gross unrealized (depreciation) appreciation of marketable equity securities recognized directly in stockholder's equity was $(1,000) and $62,000, respectively.

    At December 31, 1994 and  1993, $2,695,000 and $2,150,000, respectively,  in principal amount of fixed maturity investments were on deposit with regulatory authorities pursuant to certain statutory requirements.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

5.  STOCKHOLDER'S EQUITY
    The payment of cash dividends by Golden American is subject to statutory restrictions imposed by certain of the jurisdictions in which Golden American operates. Golden American is required to maintain a minimum total statutory-basis capital and surplus of not less than $5,000,000 under the provisions of the insurance laws of certain states in which it is presently licensed to sell variable life and annuity products. Dividend payments by Golden American are limited by statutory restrictions to the higher of 10% of surplus or 100% of the prior year's net gain, not to exceed unassigned surplus, subject to the broad discretionary powers of insurance regulatory authorities to further limit dividend payments of insurance companies.

    During 1992, the NAIC approved certain Risk-Based Capital ("RBC") requirements for life/ health insurance companies. Those requirements were effective beginning in 1993 and require that the amount of capital maintained by an insurance company is to be determined based on the various risk factors related to it. At December 31, 1994 and 1993, Golden American met the RBC requirements.

    On December 30, 1994, Golden American issued 10,000 shares of Redeemable Preferred Stock. There were no dividends declared or paid on the Redeemable Preferred Stock. As of December 31, 1994, Dividends in Arrears on the Redeemable Preferred Stock were $17,917 or $1.79 per share. The dividends are cumulative and are calculated based on a rate not to exceed the sum of the Prime Rate and 1.5%. The Redeemable Preferred Stock is redeemable at the option of Golden American at the redemption price of $5,000 per share.

6.  RELATED PARTY TRANSACTIONS
    Prior to 1994, Golden American had entered into agreements with DSI to perform services related to the management of its investments and the distribution of its products. For the year 1993 and the period from September 30, 1992 to December 31, 1992, Golden American incurred $311,000 and $35,000, respectively, for such services. The agreement was terminated as of January 1, 1994.

    DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which as of December 31, 1994, are sold primarily through two broker/dealer institutions. For the years ended 1994 and 1993 and the period from September 30, 1992 to December 31, 1992, commissions paid by Golden American to DSI aggregated, $17,569,000, $34,260,000, and $6,429,197, respectively.

    Golden American  provided  to  DSI  certain  of  its  personnel  to  perform management, administrative and clerical services and the use of certain facilities. Golden American charged DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. For the years ended December 31, 1994 and 1993, expenses allocated to DSI were $1,983,000 and $2,013,000, respectively.

    Prior to 1994, Golden American had arranged with BTV to perform services related to the development and administration of its products. For the year 1993 and the period from September 30, 1992 to December 31, 1992, fees earned by BTV from Golden American for these services aggregated $2,701,000 and $209,000, respectively. The agreement was terminated as of January 1, 1994.

    In addition, BTV provided to Golden American certain of its personnel to perform management, administrative and clerical services and the use of certain of its facilities. BTV charged Golden American for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by BTV's employees on behalf of Golden American. For the year 1993 and the period from September 30, 1992 to December 31, 1992, BTV allocated to Golden American $1,503,000 and $450,000, respectively. The agreement was terminated on January 1, 1994.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

6.  RELATED PARTY TRANSACTIONS (CONTINUED)
    Golden American's cash is on deposit at Bankers Trust.

7.  INCOME TAXES
    Golden American is taxed, on a separate company basis, as a life insurance company pursuant to applicable provisions of the Internal Revenue Code (the "Code"). At December 31, 1994 and 1993, Golden American had net operating loss ("NOL") carryforwards for federal income tax purposes of approximately $17.3 million and $7.3 million, respectively. Approximately $2.4 million of these NOL's, relating to operations prior to ownership by Mutual Benefit, can be used to offset future taxable income of Golden American only through the year 2005, subject to annual limitations. Approximately $.8 million, $4.1 million and $10.0 million are available through the years 2007, 2008, and 2009, respectively.

    Significant components of Golden American's deferred tax liabilities and assets are as follows:

                                                                             DECEMBER 31
                                                                        ---------------------
                                                                           1994       1993
                                                                        ----------  ---------
                                                                           (IN THOUSANDS)
Deferred tax liabilities:
  Deferred policy acquisition costs...................................  $   21,200  $  14,800
  Unamortized cost assigned to insurance contracts in force...........       2,700      3,400
                                                                        ----------  ---------
                                                                            23,900     18,200
Deferred tax assets:
  Net operating loss carryforwards....................................       6,000      2,400
  Insurance liabilities...............................................      15,200     14,800
  Deferred policy acquisition costs proxy tax.........................       3,700      2,900
  Other...............................................................         700     --
                                                                        ----------  ---------
                                                                            25,600     20,100
Valuation allowance for deferred tax assets...........................       1,700      1,900
                                                                        ----------  ---------
    Net deferred tax liabilities......................................  $   --      $  --
                                                                        ----------  ---------
                                                                        ----------  ---------

    The differences between the provision (benefit) for income taxes at the federal statutory income tax rate and the taxes based on income (loss) were as follows (in thousands):

                                                                     1994       1993       1992
                                                                   ---------  ---------  ---------
Federal statutory rate...........................................        35%        35%        34%
                                                                   ---------  ---------  ---------
                                                                   ---------  ---------  ---------
Taxes at statutory rate..........................................  $     778  $    (627) $    (173)
Dividends received deduction.....................................       (368)      (194)    --
Other, net.......................................................       (210)      (379)       (92)
Valuation allowance..............................................       (200)     1,200        265
                                                                   ---------  ---------  ---------
    Taxes based on income (loss).................................  $  --      $  --      $  --
                                                                   ---------  ---------  ---------
                                                                   ---------  ---------  ---------

8.  SHORT-TERM DEBT
    At December 31, 1993, Golden American had short-term debt outstanding with an unaffiliated bank of $40,000,000 at an interest rate equal to the daily average rate of overnight Federal Funds plus 0.25%. All short-term debt was repaid as of December 30, 1994. Interest paid during 1994 and 1993 was $2.0 million and $.6 million, respectively. The repayment of amounts borrowed under this loan had been guaranteed by Bankers Trust.

9.  PENSION AND PROFIT SHARING PLAN AND OTHER EMPLOYEE BENEFITS
    The Company's employees are covered under the Parent's benefit plans. The noncontributory pension plan and the profit sharing plan of the Parent are also available to eligible employees of the Company. Total 1994 expenses relating to these Parent company benefit plans were $.2 million.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

10. SUBSEQUENT EVENT
    Effective October 3, 1994, First Colony Corporation ("First Colony"), BTV and BTV's immediate parent, Whitewood Properties Corp. ("Whitewood"), entered into an agreement providing for the acquisition by First Colony of a minority interest in BTV. On June 29, 1995, BTV, Whitewood and First Colony agreed to terminate the agreement between and among the parties.

 -----------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

TABLE OF CONTENTS

ITEM                                                                                                                        PAGE
INTRODUCTION.........................................................................................................          2

PART I
Description of Golden American Life Insurance Company................................................................          2
Safekeeping of Assets................................................................................................          2
The Administrator....................................................................................................          2
Independent Auditors.................................................................................................          3
Reinsurance..........................................................................................................          3
Distribution of Contracts............................................................................................          3
Performance Information..............................................................................................          3
IRA Partial Withdrawal Option........................................................................................          7
Other Information....................................................................................................          8

PART II
Securities and Investment Techniques.................................................................................          8
  U.S. Government Securities.........................................................................................          8
  Debt Securities....................................................................................................          9
  Short Sales Against the Box........................................................................................          9
  Futures Contracts and Options on Futures Contracts.................................................................         10
  Options on Securities..............................................................................................         11
  Options of Securities Indexes......................................................................................         12
  Foreign Currency Transactions......................................................................................         13
  Options on Foreign Currencies......................................................................................         14
  Repurchase Agreements..............................................................................................         15
  Banking Industry and Savings Industry Obligations..................................................................         15
  Commercial Paper...................................................................................................         16
  When Issued or Delayed Delivery Securities.........................................................................         17
Investment Restrictions..............................................................................................         17
Management of Separate Account D.....................................................................................         19
The Manager..........................................................................................................         20
Portfolio Manager....................................................................................................         21
Custodian and Portfolio Accounting Agent.............................................................................         22
Portfolio Transactions and Brokerage.................................................................................         22
Purchase and Pricing of the Global Account...........................................................................         24
Financial Statements of Separate Account B...........................................................................         25
Financial Statements of The Managed Global Account of Separate Account D.............................................         25
Appendix -- Description of Bond Ratings

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. ADDRESS THE FORM TO OUR CUSTOMER SERVICE CENTER, THE ADDRESS IS SHOWN ON THE COVER.

 ...............................................................................

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT B AND THE MANAGED GLOBAL ACCOUNT OF ACCOUNT D.

                              PLEASE PRINT OR TYPE

                               --------------------------------------------
                                                   NAME

                               --------------------------------------------
                                          SOCIAL SECURITY NUMBER

                               --------------------------------------------
                                              STREET ADDRESS

                               --------------------------------------------
                                             CITY, STATE, ZIP


(IN 6050 DVA PLUS 9/95)


 ...............................................................................

                                   APPENDIX A
                        MARKET VALUE ADJUSTMENT EXAMPLES

EXAMPLE #1: FULL SURRENDER -- EXAMPLE OF A NEGATIVE MARKET VALUE ADJUSTMENT

Assume $100,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.50%, an initial Index Rate ("I") of 7.00%; that a full surrender is requested three years into the Guarantee Period; that the then Index Rate for a seven year Guarantee Period ("J") is 8.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

    1. The Accumulation Value of the Fixed Allocation on the date of surrender is $124,230
        ($100,000 X 1.075(3))

    2.  N = 2,555 (365 X 7)

    3.  Market Value Adjustment = $124,230 X [(1.07  )2,555/365    ] = $9,700
                                ------------------------------------------------
                                                1.0825        -1

Therefore, the amount paid to you on full surrender ignoring any surrender charge is $114,530 ($124,230 - $9,700).

EXAMPLE #2: FULL SURRENDER -- EXAMPLE OF A POSITIVE MARKET VALUE ADJUSTMENT

Assume $100,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.5%, an initial Index Rate ("I") of 7.00%; that a full surrender is requested three years into the Guarantee Period; that the then Index Rate for a seven year Guarantee Period ("J") is 6.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

    1. The Accumulation Value of the Fixed Allocation on the date of surrender is $124,230
        ($100,000 X 1.0753)

    2.  N = 2,555 (365 X 7)

    3.  Market Value Adjustment = $124,230 X [(1.07  )2,555/365    ] = $6,270
                                ------------------------------------------------
                                                1.0625        -1

Therefore, the amount paid to you on full surrender ignoring any surrender charge is $130,500 ($124,230 + $6,270).

EXAMPLE #3: PARTIAL WITHDRAWAL -- EXAMPLE OF A NEGATIVE MARKET VALUE ADJUSTMENT

Assume $200,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.5%, an initial Index Rate ("I") of 7.00%; that a partial withdrawal of $114,530 is requested three years into the Guarantee period; that the then Index Rate ("J") for a seven year Guarantee Period is 8.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

First calculate the amount that must be withdrawn from the Fixed Allocation to provide the amount requested.

    1. The Accumulation Value of the Fixed Allocation on the date of withdrawal is $248,459
        ($200,000 X 1.0753)

    2.  N = 2,555 (365 X 7)

    3.  Amount that must be withdrawn = [$114,530/(1.07  )2,555/365] = $124,230
                             ---------------------------------------------------
                                                   1.0825

                                       A1

Then calculate the Market Value Adjustment on that amount

    4.  Market Value Adjustment = $124,230 X [(1.07  )2,555/365    ] = $9,700
                                ------------------------------------------------
                                                1.0825        -1

Therefore, the amount of the partial withdrawal paid to you is $114,530, as requested. The Fixed Allocation will be reduced by the amount of the partial withdrawal, $114,530, and also reduced by the Market Value Adjustment of $9,700, for a total reduction in the Fixed Allocation of $124,230.

EXAMPLE #4: PARTIAL WITHDRAWAL -- EXAMPLE OF A POSITIVE MARKET VALUE ADJUSTMENT

Assume $200,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.5%, an initial Index Rate of 7.0%; that a partial withdrawal of $130,500 requested three years into the Guarantee Period; that the then Index Rate ("J") for a seven year Guarantee Period is 6.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

First calculate the amount that must be withdrawn from the Fixed Allocation to provide the amount requested.

    1. The Accumulation Value of Fixed Allocation on the date of surrender is $248,459
        ($200,000 X 1.0753)

    2.  N = 2,555 (365 X 7)

    3.  Amount that must be withdrawn = [$130,500/(1.07  )2,555/365] = $124,230
                             ---------------------------------------------------
                                                   1.0625

Then calculate the Market Value Adjustment on that amount

    4.  Market Value Adjustment = $124,230 X [(1.07  )2,555/365    ] = $6,270
                                ------------------------------------------------
                                                1.0625        -1

Therefore, the amount of the partial withdrawal paid to you is $130,500, as requested. The Fixed Allocation will be reduced by the amount of the partial withdrawal, $130,500, but increased by the Market Value Adjustment of $6,270, for a total reduction in the Fixed Allocation of $124,230.

                                       A2

                                   APPENDIX B
                           GOLDENSELECT SERVICE FORMS


- Deferred Variable Annuity Application -- Use in all states except FL, KS, KY, MD, MI, MN, NC, NH, NJ, NV, OR, PA, UT, and WA. Contact our Sales Desk at 1-800-243-3706 for the Special Form to be used in these states.



-  Request for Automatic Rebalancing Form



-  Financial Services Form


   (GoldenSelect DVA Plus is currently Not Available in ME and NY; consult your financial adviser to determine if the Fixed Account is available in your state.)

-  Absolute Assignment to Effect Section 1035(a) Exchange

-  Request to Effect IRA Or Other Qualified Account Transfer

-  Certificate of Deposit Transfer Form

 Submit all forms (with all other necessary documents) to the Customer Service
                                     Center

WITHHOLDING ELECTION INSTRUCTIONS (BEFORE THE WITHHOLDING ELECTION SECTION ON THE APPLICATION IS COMPLETED, PLEASE HAVE THE OWNER READ THE FOLLOWING CAREFULLY)
Your withdrawals under annuity Contracts may be subject to Federal income tax withholding unless you elect not to have withholding apply. You may elect not to have withholding apply by checking the box by line A and signing in the signature section. Check the box by line B to make an election to have withholding apply. If you want additional withholding made, check the box by line C.
Withholding will only apply to the portion of your withdrawal that is subject to Federal income tax and it will be like wage withholding. Thus, there will be no withholding on the portion of each payment representing a return of your premium. You may change your withholding as often as you wish by sending in IRS Form W-4P to Golden American. Your election will remain in effect until you revoke it. You may revoke it at any time.
If you elect not to have withholding apply to your withdrawals, or if you do not have enough Federal income tax withheld from your withdrawal payments, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.
By signing the application and completing the withholding election, you certify that no bankruptcy proceeding, attachment or other lien or claims are pending against you.

                                       B1

GOLDEN AMERICAN LIFE INSURANCE COMPANY
A SUBSIDIARY OF BANKERS TRUST COMPANY
GOLDEN AMERICAN LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN WILMINGTON, DELAWARE

                                                       DEFERRED VARIABLE ANNUITY
                                                                 ENROLLMENT FORM

--------------------------------------------------------------------------------------------------------------------------------
 1. OWNER(S)
--------------------------------------------------------------------------------------------------------------------------------
 Name                             Male      Female     Soc. Sec. #
                                  / /        / /       or Tax ID.#       -     -
--------------------------------------------------------------------------------------------------------------------------------
 Permanent                                  Phone
 Address                                    (   )
--------------------------------------------------------------------------------------------------------------------------------
 City                State    Zip           Date of Birth
--------------------------------------------------------------------------------------------------------------------------------
 2. ANNUITANT (IF OTHER THAN OWNER)
--------------------------------------------------------------------------------------------------------------------------------
 Name                             Male      Female     Soc. Sec. #
                                                       or Tax ID.#       -     -
--------------------------------------------------------------------------------------------------------------------------------
 Permanent                                  Phone
 Address                                    (    )
--------------------------------------------------------------------------------------------------------------------------------
 City               State     Zip           Date of Birth         Relation
                                                                  to Owner
--------------------------------------------------------------------------------------------------------------------------------
     CONTINGENT ANNUITANT (OPTIONAL)
--------------------------------------------------------------------------------------------------------------------------------
 Name               Address                                       Relation
                                                                  to Owner
--------------------------------------------------------------------------------------------------------------------------------
 3. PRIMARY BENEFICIARY(IES)       (IF MORE THAN ONE - INDICATE %)
--------------------------------------------------------------------------------------------------------------------------------
 Name(s)                                                          Relation
                                                                  to Owner
--------------------------------------------------------------------------------------------------------------------------------
     CONTINGENT BENEFICIARY(IES)    Name                          Relation
                                                                  to Owner
--------------------------------------------------------------------------------------------------------------------------------
 4. PLAN (CHECK ONE)
                          / / DVA          / / Other _________________
--------------------------------------------------------------------------------------------------------------------------------
 5. DEATH BENEFIT OPTIONS
--------------------------------------------------------------------------------------------------------------------------------
     1.  / / 7% Solution -- Enhanced #1      2.  / / Annual Ratchet -- Enhanced #2   3.  / / Standard
--------------------------------------------------------------------------------------------------------------------------------
 6.  INITIAL PREMIUM AND ALLOCATION INFORMATION
--------------------------------------------------------------------------------------------------------------------------------
     (A) INITIAL PREMIUM PAID $__________ MAKE CHECK PAYABLE TO GOLDEN AMERICAN LIFE INSURANCE COMPANY

         Fill in percentages for Premium allocation below (see (A) INITIAL.)

     (B) DOLLAR COST AVERAGING (DCA): OPTIONAL. PLEASE CHECK BOX TO ELECT.  / /

         Amount to be transferred monthly $_________________ (minimum $250)

         Division or Allocation Transferred From:   / / Limited Maturity Bond Division     / / Liquid Asset Division
                                                    / / 1 Year Fixed Allocation

         (MINIMUM OF $10,000 MUST BE ALLOCATED TO THE DIVISION OR FIXED ALLOCATION CHECKED)

         Divisions Transferred To:    Fill in percentages for allocation of DCA below (see (B) DCA).

--------------------------------------------------------------------------------------------------------------------------------
       ACCOUNT DIVISION              INVESTMENT ADVISER             (A) INITIAL       (B) DCA
--------------------------------------------------------------------------------------------------------------------------------
  MULTIPLE ALLOCATION          ZWEIG ADVISORS, INC.                            %                %
--------------------------------------------------------------------------------------------------------------------------------
  FULLY MANAGED                T. ROWE PRICE ASSOCIATES INC.                   %                %
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  ALL-GROWTH                   WARBURG, PINCUS COUNSELLORS, INC.               %                %
--------------------------------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION         CHANCELLOR TRUST CO.                            %                %
--------------------------------------------------------------------------------------------------------------------------------
  VAlUE EQUITY                 EAGLE ASSET MANAGEMENT, INC.                    %                %
--------------------------------------------------------------------------------------------------------------------------------
  RISING DIVIDENDS             KAYNE, ANDERSON INV. MGMT., L.P.                %                %
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  REAL ESTATE                  EII REALTY SECURITIES, INC.                     %                %
--------------------------------------------------------------------------------------------------------------------------------
  NATURAL RESOURCES            VAN ECK ASSOCIATES CORP.                        %                %
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  EMERGING MARKETS             BANKERS TRUST COMPANY                           %                %
--------------------------------------------------------------------------------------------------------------------------------
  THE MANAGED GLOBAL ACCOUNT   WARBURG, PINCUS COUNSELLORS, INC.               %                %
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  LIMITED MATURITY BOND        BANKERS TRUST COMPANY                           %
--------------------------------------------------------------------------------------------------------------------------------
  LIQUID ASSET                 BANKERS TRUST COMPANY                           %
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  FIXED ALLOCATION ELECTION      1 YEAR                                        %
--------------------------------------------------------------------------------------------------------------------------------
  FIXED ALLOCATION ELECTION      3 YEAR                                        %
--------------------------------------------------------------------------------------------------------------------------------
  FIXED ALLOCATION ELECTION      5 YEAR                                        %
--------------------------------------------------------------------------------------------------------------------------------
  FIXED ALLOCATION ELECTION      7 YEAR                                        %
--------------------------------------------------------------------------------------------------------------------------------
  FIXED ALLOCATION ELECTION     10 YEAR                                         %
--------------------------------------------------------------------------------------------------------------------------------
                               TOTAL                                        100%            100%
--------------------------------------------------------------------------------------------------------------------------------

GOLDEN AMERICAN LIFE INSURANCE COMPANY, Customer Service Center, PO Box 8794, Wilmington, DE 19899-8794

                                                B2
GA-EA-1007-4/95


--------------------------------------------------------------------------------------------------------------------------------
 7.  OPTIONAL SYSTEMATIC PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------------------------------------------------------
     If you want to receive Systematic Partial Withdrawals, your request must be received in writing. For the appropriate form, please call our Customer Service
     Center: 1-800-366-0066.
--------------------------------------------------------------------------------------------------------------------------------
 8.  TELEPHONE REALLOCATION AUTHORIZATION ________________ OWNER'S INITIALS
--------------------------------------------------------------------------------------------------------------------------------
     I authorize Golden American to act upon reallocation instructions given by telephone from __________________________
     (name of your registered representative) upon furnishing his/her social security number. Neither Golden American nor any person authorized by Golden American will be responsible for any claim, loss, liability or expense in connection with reallocation instructions received by telephone from such person if Golden American or such other person acted on such telephone instructions in good faith in reliance upon this authorization. Golden American will continue to act upon this authorization until such time as the person indicated above is no longer affiliated with the broker/dealer under which my contract was purchased or until such time that I notify Golden American otherwise in writing.
--------------------------------------------------------------------------------------------------------------------------------
 9.  TAX-QUALIFIED PLANS IF YOU ARE FUNDING A QUALIFIED PLAN, PLEASE SPECIFY TYPE:
--------------------------------------------------------------------------------------------------------------------------------
     / / IRA        / / IRA Rollover       / / SEP/IRA        / / Other  ________________________
--------------------------------------------------------------------------------------------------------------------------------
 10.  REPLACEMENT
--------------------------------------------------------------------------------------------------------------------------------
      Will the coverage applied for replace any existing annuity or life insurance policies on the annuitant's life?

      / / Yes (If yes, please complete following)                              / / No
--------------------------------------------------------------------------------------------------------------------------------
 Company Name                  Policy Number                                   Face Amount
--------------------------------------------------------------------------------------------------------------------------------
 11. READ THE FOLLOWING STATEMENTS CAREFULLY AND SIGN BELOW:

    -- BY SIGNING BELOW, I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS. I AGREE THAT, TO
    THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS AND ANSWERS IN THIS
    ENROLLMENT FORM ARE COMPLETE AND TRUE AND MAY BE RELIED UPON IN DETERMINING
    WHETHER TO ISSUE THE CERTIFICATE. MY ANSWERS WILL FORM A PART OF ANY CERTIFICATE
    TO BE ISSUED, AND ONLY THE OWNER AND GOLDEN AMERICAN HAVE THE AUTHORITY TO MODIFY
    THIS ENROLLMENT FORM.

    -- CONTRACTS AND POLICIES AND UNDERLYING SERIES SHARES OR SECURITIES WHICH FUND
    CONTRACTS AND POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE
    NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. ALSO,
    THEY ARE SUBJECT TO MARKET FLUCTUATION, INVESTMENT RISK AND POSSIBLE LOSS OF
    PRINCIPAL INVESTED.

    -- I UNDERSTAND THAT THIS CERTIFICATE'S CASH SURRENDER VALUE, WHEN BASED ON THE
    INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT DIVISION, MAY INCREASE OR DECREASE
    ON ANY DAY AND THAT NO MINIMUM VALUE IS GUARANTEED. THIS CERTIFICATE IS IN
    ACCORD WITH MY ANTICIPATED FINANCIAL NEEDS.


    -- I UNDERSTAND THAT ANY AMOUNT ALLOCATED TO THE FIXED ACCOUNT MAY BE SUBJECT TO
    A MARKET VALUE ADJUSTMENT, WHICH MAY CAUSE THE VALUES TO INCREASE OR DECREASE,
    PRIOR TO A SPECIFIED DATE OR DATES AS SPECIFIED IN THE CERTIFICATE.

 -----------------------------------------          -------------------------------------------------------
 Signature of Owner                                 Signed at (City, State)                            Date


 -----------------------------------------          -------------------------------------------------------
 Signature of Joint Owner (IF APPLICABLE)           Signed at (City, State)                            Date

 -----------------------------------------          -------------------------------------------------------
 Signature of Annuitant (IF OTHER THAN OWNER)       Signed at (City, State)                            Date

 Client Account No. (IF APPLICABLE)_____________________

--------------------------------------------------------------------------------------------------------------------------------
  FOR AGENT USE ONLY
--------------------------------------------------------------------------------------------------------------------------------
 DO YOU HAVE REASON TO BELIEVE THAT THE COVERAGE APPLIED FOR WILL REPLACE ANY
 EXISTING ANNUITY OR LIFE INSURANCE ON THE ANNUITANT'S LIFE?    / / Yes   / / No

------------------------      ---------------------------     ----------------------        -----------------------------
    Agent Signature              Print Agent Name & No.         Social Security No.             Broker/Dealer/Branch


                            ------------------------------------
                             Florida License ID# (Florida Only)
--------------------------------------------------------------------------------------------------------------------------------

   Golden American Life Insurance Company, Customer Service Center, PO Box 8794, Wilmington, DE 19899-8794
                                          1-800-366-0066

                                                B3
GA-EA-1007-4/95

GOLDEN AMERICAN LIFE INSURANCE COMPANY                     REQUEST FOR AUTOMATIC
                                                           REBALANCING
A Subsidiary of Bankers Trust Company
GOLDEN AMERICAN LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN WILMINGTON, DELAWARE
--------------------------------------------------------------------------------
-    AUTOMATIC REBALANCING: AN EASY WAY TO MAINTAIN A PARTICULAR ASSET
     ALLOCATION.
- Because each GoldenSelect Division is unique, each will have different investment experience. As a result your asset allocation over time will change from the one you initially selected.
- Automatic Rebalancing will return your asset allocation to the one that you and your Financial Adviser find most suitable for your long-term investment goals.
--------------------------------------------------------------------------------
Automatic Rebalancing will occur on the last business day of the appropriate calendar quarter. Please consult your prospectus for restrictions, limitations, fees and other information. Automatic Rebalancing does not apply to Fixed Allocations and cannot be elected if you participate in Dollar Cost Averaging. A subsequent additional premium payment or partial withdrawal you do not effect according to the allocation you set forth below will terminate this program as will any reallocation. You may reset or reestablish this program at any time.
--------------------------------------------------------------------------------
CONTRACT INFORMATION (VERY IMPORTANT)
Contract or Certificate Number:
                                ----------------------------------------------

Owner(s):                                       Annuitant(s):
                        ------------------------             -----------------

Owner's(s') Social Secrity Number:              Owner's Tel. No.:
                                   -----------                    ------------
--------------------------------------------------------------------------------
Your direction as shown below will serve as your automatic rebalancing allocation and will supersede all prior allocation instructions, including those on your application, if different. Please indicate, in whole numbers, the percentage you wish to allocate to each division. Fractional percentages will be rounded to whole numbers.



  --------------------------------------------------------------------------------------------------
     ACCOUNT DIVISION                             INVESTMENT ADVISER                 ALLOCATION %
     ----------------                             ------------------                 ------------
     Multiple Allocation                            Zweig Advisors                   ------------
     Fully Managed                                  T. Rowe Price                    ------------
     Stategic Equity                                Zweig Advisors                   ------------
     All-Growth                                     Warburg, Pincus                  ------------
     Capital Appreciation                           Chancellor Trust                 ------------
     Value Equity                                   Eagle Asset Management           ------------
     Rising Dividends                               Kayne, Anderson                  ------------
     The Managed Global Account                     Warburg, Pincus                  ------------
       (Not available in Variable Life Products)
     Emerging Markets                               Bankers Trust                    ------------
     Real Estate                                    E.I.I Realty Securities          ------------
     Natural Resources                              Van Eck                          ------------
     Limited Maturity Bond Fund                     Bankers Trust                    ------------
     Liquid Asset                                   Bankers Trust                    ------------
  --------------------------------------------------------------------------------------------------
                                                    TOTAL:                               100%
                                                                                     ------------


*Automatic Rebalancing does not apply to fixed allocations.

--------------------------------------------------------------------------------
PLEASE REBALANCE MY PORTFOLIO: / / Quarterly  / / Semi-Annually   / / Annually

SIGNATURES  (PLEASE BE SURE TO SIGN BELOW FOR AUTOMATIC REBALANCING)


------------------------------------------     ---------------------------------------------
Signature of Owner                             Signed at (City, State)                  Date

------------------------------------------     ---------------------------------------------
Signature of Joint Owner (IF APPLICABLE)       Signed at (City, State)                  Date

GOLDEN AMERICAN LIFE INSURANCE COMPANY, CUSTOMER SERVICE CENTER, PO Box 8794,
Wilmington, DE 19899-8794   1-800-366-0066

                                        B4

GOLDEN AMERICAN LIFE INSURANCE COMPANY
A Subsidiary of Bankers Trust Company
GOLDEN AMERICAN LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN WILMINGTON, DELAWARE

              REQUEST FOR FINANCIAL SERVICE: FOR VARIABLE CONTRACTS

This form is for additional payments, cash surrenders, partial withdrawals, annuity payment allocations, reallocations, dollar cost averaging, telephone reallocation authorization, loans and withholding elections. All transactions will be processed effective with the date this form is received in the Customer Service Center. Please consult your prospectus for restrictions, minimum or maximum limitations, fees, and other applicable information pertaining to your request. Make sure to check off which variable contract (Annuity or Life) the transaction is for.

--------------------------------------------------------------------------------

Type of Plan:  / / Deferred Variable Annuity   / / Variable Annuity Certain   / / Variable Life Insurance

Contract, Policy or Certificate Number: _________________________________________________________________

Owner(s): ________________________________________   Annuitant/Insured(s): ______________________________

Owner'(s') Soc. Sec. No.: ________________________   Owner's Tel. No.: __________________________________


1.  / / ADDITIONAL PAYMENT

    A. AMOUNT $ __________________

    B. ALLOCATION  If you leave the following section blank:

       - The payment will be allocated on a pro-rata basis among the divisions in which your Accumulation Value is currently invested.

                     DIVISION                                % OR $
         __________________________________  __________________________________
         __________________________________  __________________________________
         __________________________________  __________________________________
         __________________________________  __________________________________
         __________________________________  __________________________________

    C. If your annuity certificate or contract is an IRA check one:
       / / Contribution for 19___ OR  / / Rollover

--------------------------------------------------------------------------------

2.  / / CASH SURRENDER
    By surrendering the variable contract, I understand that Golden American is discharged from all other obligations under the variable contract and that the variable contract is no longer in force.

    A. / / The variable contract and any other forms required by Golden American are enclosed with this request.
    B. / / The original variable contract has been lost or destroyed.

--------------------------------------------------------------------------------

3.  / / PARTIAL WITHDRAWAL

    A.  / / CONVENTIONAL PARTIAL WITHDRAWAL
        % ___________ or Amount $ ___________

    B. / / OPTIONAL SYSTEMIC PARTIAL WITHDRAWALS
           (NOT AVAILABLE UNDER VARIABLE ANNUITY CERTAIN)

    (The maximum Systematic Partial Withdrawal is 1.25% and 3.75% quarterly of the Accumulation Value.)

    Amount $_________ or ________% Day each month_____

           / / Cancel Systematic Partial Withdrawal Option

C. ALLOCATION If you leave the following section blank, partial withdrawal(s) will be processed on a pro-rata basis among the divisions in which you Accumulation Value is currently invested.

                     DIVISION                                % OR $
         __________________________________  __________________________________
         __________________________________  __________________________________
         __________________________________  __________________________________
         __________________________________  __________________________________
         __________________________________  __________________________________

--------------------------------------------------------------------------------

4. / / ANNUITY PAYMENT ALLOCATION
       (AVAILABLE UNDER VARIABLE ANNUITY CERTAIN ONLY)

   Specify division from which annuity payments will be taken

      Division: _______________________________________________________________

 ANY SURRENDER OR WITHDRAWAL MUST BE ACCOMPANIED BY A TAX WITHHOLDING ELECTION
       FROM THE OWNER(S) PLEASE MAKE YOUR WITHHOLDING ELECTION IN ITEM 9.

If you are surrendering a qualified contract, unless the amount is paid directly to another qualified plan, such amount is subject to Federal income tax withholding at a 20% rate.

5. / / REALLOCATION        PLEASE TRANSFER:
$ _______________ OR _______________%   FROM _______________ TO _______________
$ _______________ OR _______________%   FROM _______________ TO _______________
$ _______________ OR _______________%   FROM _______________ TO _______________
$ _______________ OR _______________%   FROM _______________ TO _______________
$ _______________ OR _______________%   FROM _______________ TO _______________

--------------------------------------------------------------------------------

Golden American Life Insurance Company, Customer Service Center, PO Box 8794, Wilmington, DE 19899-8794 1-800-366-0066


GAL-RFS-9/95                          B5

6. DOLLAR COST AVERAGING (MINIMUM OF $10,000 MUST BE ALLOCATED TO THE DIVISION CHECKED BELOW)
    Amount of Monthly Transfer $___________________  (MINIMUM $250)
    DIVISION TRANSFERRED FROM: / / Limited Maturity Bond  / / Liquid Asset   or
                               / / 1 Yr. Fixed Allocation
    DIVISIONS TRANSFERRED TO:  Fill in percentage below:

------------------------------------------------------------------------------------------
 ACCOUNT DIVISION                 INVESTMENT ADVISER              (A) INITIAL     (B) DCA
------------------------------------------------------------------------------------------
 MULTIPLE ALLOCATION           ZWEIG ADVISORS, INC.                          %           %
------------------------------------------------------------------------------------------
 FULLY MANAGED                 T. ROWE PRICE ASSOCIATES, INC.                %           %
------------------------------------------------------------------------------------------
 STRATEGIC EQUITY              ZWEIG ADVISORS, INC.                          %           %
------------------------------------------------------------------------------------------
 ALL-GROWTH                    WARBURG, PINCUS COUNSELLORS, INC.             %           %
------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION          CHANCELLOR TRUST CO.                          %           %
------------------------------------------------------------------------------------------
 VALUE EQUITY                  EAGLE ASSET MANAGEMENT, INC.                  %           %
------------------------------------------------------------------------------------------
 RISING DIVIDENDS              KAYNE, ANDERSON INV. MGMT., L.P.              %           %
------------------------------------------------------------------------------------------
 REAL ESTATE                   EII REALTY SECURITIES, INC.                   %           %
------------------------------------------------------------------------------------------
 NATURAL RESOURCES             VAN ECK ASSOCIATES CORP.                      %           %
------------------------------------------------------------------------------------------
 THE MANAGED GLOBAL ACCOUNT    WARBURG, PINCUS COUNSELLORS, INC.             %           %
------------------------------------------------------------------------------------------
 EMERGING MARKETS              BANKERS TRUST COMPANY                         %           %
------------------------------------------------------------------------------------------
 LIMITED MATURITY BOND         BANKERS TRUST COMPANY                         %
------------------------------------------------------------------------------------------
 LIQUID ASSET                  BANKERS TRUST COMPANY                         %
------------------------------------------------------------------------------------------
 FIXED ALLOCATION ELECTION     1 YEAR                                        %
------------------------------------------------------------------------------------------
 FIXED ALLOCATION ELECTION     3 YEAR                                        %
------------------------------------------------------------------------------------------
 FIXED ALLOCATION ELECTION     5 YEAR                                        %
------------------------------------------------------------------------------------------
 FIXED ALLOCATION ELECTION     7 YEAR                                        %
------------------------------------------------------------------------------------------
 FIXED ALLOCATION ELECTION     10 YEAR                                       %
------------------------------------------------------------------------------------------
                                                             TOTAL        100%        100%
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. / / TELEPHONE REALLOCATION AUTHORIZATION     __________ OWNER'S INITIALS
I authorize Golden American Life Insurance Company ("Golden American") to act upon reallocation instructions given by telephone from ______________________ (name of your registered representative) upon furnishing his/her social security number. Neither Golden American nor any person authorized by Golden American will be responsible for any claim, loss, liability or expense in connection with reallocation instructions received by telephone from such person if Golden American or such other person acted on such telephone instructions in good faith in reliance upon this authorization. Golden American will continue to act upon this authorization until such time as the person indicated above is no longer affiliated with the broker/dealer under which my was purchased or until such time that I notify Golden American otherwise in writing.

--------------------------------------------------------------------------------

8. / / LOAN  (AVAILABLE UNDER LIFE ONLY)
A. AMOUNT $ ____________  OR ____________%
B. ALLOCATION - If you leave the following section blank, the amount of the loan will be taken from the Accumulation Value in proportion to the amount of investment value in each division in which you are currently invested.


     DIVISION             % OR $               DIVISION             % OR $
__________________  __________________    __________________  __________________
__________________  __________________    __________________  __________________
__________________  __________________    __________________  __________________

--------------------------------------------------------------------------------

9. / / WITHHOLDING ELECTION FORM  (PLEASE READ CAREFULLY)
Instructions: Your withdrawals under annuity contracts or withdrawals and loans under a modified endowment contract may be subject to Federal income tax withholding unless you elect not to have withholding apply. You may elect not to have withholding apply by checking the box by line A and signing below.
Check the box by line B to make an election to have withholding apply. If you want additional withholding made, check the box by line C.
A  / / I do not want Federal income tax withheld.
B. / / I want to have Federal income tax withheld from each withdrawal or loan using the number of allowances and marital status indicated. (You may also designate an additional amount in line C, below.)
C / / I want the following additional amount withheld from each withdrawal or loan (You must complete line B.) $____________________________
Withholding will only apply to the portion of your withdrawal or loan that is subject to Federal income tax and it will be like wage withholding. Thus, there will be no withholding on the portion of each payment representing a return of your premium. You may change your withholding as often as you wish by sending in IRS Form W-4P to Golden American. Your election will remain in effect until you revoke it. You may revoke it at any time. If you elect not to have withholding apply to your withdrawals or loans, or if you do not have enough Federal income tax withheld from your withdrawal or loans, you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.
I (We) hereby certify that no bankruptcy proceeding, attachment or other lien or claims is now pending against the Owner.

--------------------------------------------------------------------------------

10. SIGNATURES  (PLEASE BE SURE TO SIGN BELOW FOR ANY TRANSACTION)


X______________________________________________________  ________________________________________
 SIGNATURE OF OWNER (If owned by Co. Show Title)   Date                      SIGNATURE OF WITNESS

X______________________________________________________  ________________________________________
 SIGNATURE OF IRREVOCABLE BENEFICIARY (If any)     Date        SIGNATURE OF WITNESS OR AUTHORIZED
                                                                   REPRESENTATIVE (Include title)

X______________________________________________________  ________________________________________
 SIGNATURE OF SPOUSE (COMMUNITY PROPERTY STATES)   Date

  Golden American Life Insurance Company, Customer Service Center, PO Box 8794,
                 Wilmington, DE 19899-8794  1-800-366-0066


GAL-RFS-9/95                          B6

GOLDEN AMERICAN LIFE INSURANCE COMPANY
A Subsidiary of Bankers Trust Company
GOLDEN AMERICAN LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN WILMINGTON, DELAWARE

           REQUEST TO EFFECT IRA OR OTHER QUALIFIED ACCOUNT TRANSFER
--------------------------------------------------------------------------------

TO:        -------------------------------------
           PRESENT SPONSOR

           -------------------------------------        ACCOUNT NO. -------------------------------------
           ADDRESS

           -------------------------------------   -----------------------------------------------------
           ADDRESS                                 PARTICIPANT'S NAME

RE:        IRA OR OTHER QUALIFIED ACCOUNT TRANSFER

ATTN: QUALIFIED TRANSFER DEPARTMENT

Dear Sirs:
I wish to transfer the entire value of my present Qualified Account to the "GoldenSelect IRA" sponsored by Golden American Life Insurance Company.
I adopted the "GoldenSelect IRA" on ____________________________________________
                                                DATE OF APPLICATION

Please make the  check payable  to GoldenSelect/Golden  American Life  Insurance
Company.   As  indicated  below,  Golden  American  has  already  indicated  its willingness to accept from you all my Qualified Account assets.

Please send all such proceeds and details to:
      Golden American Life Insurance Company
      IRA and Pension Operations
      P.O. Box 8794
      Wilmington, DE 19899-8794

Your prompt attention to this matter is appreciated.

Sincerely,                                    (Signature Guarantee if Required)

X --------------------------------------      ----------------------------------------
        PARTICIPANT'S SIGNATURE               (NAME OF BANK/FIRM)

                                              ----------------------------------------
                                              (SIGNATURE OF OFFICER/TITLE)

-

            GOLDEN AMERICAN APPROVAL FOR QUALIFIED ACCOUNT TRANSFER

Golden American Life Insurance Company has established the "GoldenSelect IRA" application number
------------------------- for the participant named above. We are willing to accept the transfer. Please forward all proceeds accordingly.

By: --------------------------------------     Date: ----------------------------------------------

Name: -----------------------------------      Title: ----------------------------------------------

Golden American Life Insurance Company, Customer Service Center, P.O. Box 8794,
                    Wilmington, DE 19899-8974 1-800-366-0066

                                       B7

GOLDEN AMERICAN LIFE INSURANCE COMPANY
A Subsidiary of Bankers Trust Company
GOLDEN AMERICAN LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN WILMINGTON, DELAWARE

             ABSOLUTE ASSIGNMENT TO EFFECT SECTION 1035(A) EXCHANGE
--------------------------------------------------------------------------------

OWNER: -------------------------------------       ANNUITANT OR INSURED: ---------------------

CURRENT CONTRACT NO.: --------------------         EXISTING INSURANCE CO.: -------------------

I hereby make a complete and absolute assignment and transfer all rights, titles and interest of every nature and character in and to the above Contract to Golden American Life Insurance Company ("Golden American") in an exchange intended to qualify under Section 1035 of the Internal Revenue Code.

Upon receipt, Golden American is directed to surrender the above Contract and apply the value to the GoldenSelect product for which I have submitted an application.

I understand that, by executing this assignment, I irrevocably waive all rights, claims and demands under the above Contract.

I acknowledge that Golden American is furnishing this form and participating in this transaction as an accommodation to me, and that Golden American assumes no responsibility or liability for my tax treatment under Section 1035 of the Internal Revenue Code or otherwise.
Signed this ______________ day of ________________, 19 __________ at ___________

X ----------------------------------------------   X -----------------------------------------------
 WITNESS                                           SIGNATURE OF OWNER

-

                    NOTIFICATION OF ASSIGNMENT AND SURRENDER

To (Existing Insurance Company):                   Re: Contract No. ------------------------------

------------------------------------------------

------------------------------------------------

This is to notify you that an absolute assignment of all rights, title and interest in and to the above Contract has been made to Golden American Life Insurance Company, for the purpose of making an exchange under Section 1035 of the Internal Revenue Code. Golden American, Owner of the above Contract, hereby surrenders it and requests its full surrender value for the purpose of an exchange under Section 1035 of the Internal Revenue Code. Upon surrender of this Contract, please issue a check for its cash value to Golden American Life Insurance Company, and mail to Golden American Life Insurance Company, Customer Service Center, P.O. Box 8794, Wilmington, DE, 19899-8794, Attn: New Business Department. Please provide Golden American with the cost basis, Issue Date and other payment information along with your check.

                                                   -------------------------------------------------
                                                   GOLDEN AMERICAN LIFE INSURANCE COMPANY

------------------------------------------------   By: ---------------------------------------------
DATE                                                  OFFICER OF ABOVE-NAMED INSURANCE COMPANY

Golden American Life Insurance Company, Customer Service Center, P.O. Box 8794,
                    Wilmington, DE 19899-8974 1-800-366-0066

                                       B8

GOLDEN AMERICAN LIFE INSURANCE COMPANY
A Subsidiary of Bankers Trust Company
GOLDEN AMERICAN LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN WILMINGTON, DELAWARE

                      CERTIFICATE OF DEPOSIT TRANSFER FORM
--------------------------------------------------------------------------------

      APPOINTMENT OF ATTORNEY-IN-FACT TO SURRENDER CERTIFICATE OF DEPOSIT
                              (NON-QUALIFIED ONLY)

CERTIFICATE(S) OF DEPOSIT
Issued By: _____________________________________________________________________
                                      INSTITUTION
Address: _______________________________________________________________________
Certificate Number(s): _________________________ Issued to: ____________________
Maturity Date(s): ______________________________________________________________
Estimated Amount(s): ___________________________________________________________

I/We do hereby name and appoint Golden American Life Insurance Company ("Golden American") through its duly authorized officers as lawful agent and attorney-in-fact for me/us, to surrender the above Certificate(s) of Deposit upon the respective Maturity Date(s).

I/We request that upon maturity all funds available be transferred to Golden American. Golden American will apply all such funds received to a variable Contract issued to me/us.

I/We understand that Golden American assumes no responsibility for the tax treatment of this matter and that I/ we shall be responsible for the payment of all federal, state and local taxes and any other fees and charges incurred with respect to the Certificate(s).

I/We acknowledge that the investment earnings credited under the variable Contract will begin to accrued when Golden American receives the proceeds from the Certificate(s). Golden American has the responsibility only to present the Certificate(s) for payment upon maturity and shall not be responsible for the solvency of the issuing Financial Institution.
Dated   at    ______________________________    on   this    ______    day    of
____________________, 19________________________________________________________

X -----------------------------------------    X ---------------------------------------------------
Witness                                        Signature of Certificate Owner

X -----------------------------------------    X ---------------------------------------------------
Witness                                        Signature of Joint Certificate Owner

Special Handling Instructions: _________________________________________________
________________________________________________________________________________

                                 ACKNOWLEDGMENT
Golden American will accept any and all funds which discharge the obligation listed above and request that such funds be sent to: Golden American Life
Insurance Company, Customer Service Center, P.O. Box 8794, Wilmington, DE 19899-8794
By _____________________________________________________________________________
        Name                          Title                         Date

Golden American Life Insurance Company, Customer Service Center, P.O. Box 8794,
                    Wilmington, DE 19899-8974 1-800-366-0066

                                       B9

                       GOLDEN AMERICAN LIFE INSURANCE COMPANY
                     A Subsidiary of Bankers Trust Company
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN WILMINGTON, DELAWARE


IN 3305 DVA PLUS 10/95

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                              GOLDENSELECT DVA PLUS


                          DERERRED COMBINATION VARIABLE
                           AND FIXED ANNUITY CONTRACT

                                    ISSUED BY

                               SEPARATE ACCOUNT B
                                  ("Account B")

                                       AND

                               SEPARATE ACCOUNT D
                                  ("Account D")

                         (collectively, the "Accounts")

                                       OF

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE INFORMATION CONTAINED HEREIN SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE GOLDEN AMERICAN LIFE INSURANCE COMPANY DEFERRED VARIABLE ANNUITY CONTRACT WHICH IS REFERRED TO HEREIN.

THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, SEND A WRITTEN REQUEST TO GOLDEN AMERICAN LIFE INSURANCE COMPANY, CUSTOMER SERVICE CENTER, P.O. BOX 8794, WILMINGTON, DE 19899-8794 OR TELEPHONE 1-800-366-0066.



                             DATE OF PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION:
                                 OCTOBER 2, 1995

                                TABLE OF CONTENTS


ITEM PAGE

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

PART I
Description of Golden American Life Insurance Company. . . . . . . . . . .2
Safekeeping of Assets. . . . . . . . . . . . . . . . . . . . . . . . . . .2
The Administrator. . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Distribution of Contracts. . . . . . . . . . . . . . . . . . . . . . . .  3
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . .3
IRA Partial Withdrawal Option. . . . . . . . . . . . . . . . . . . . . .  7
Other Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

PART II
Securities and Investment Techniques . . . . . . . . . . . . . . . . . .  8
   U.S. Government Securities. . . . . . . . . . . . . . . . . . . . . .  8
   Debt Securities . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
   Short Sales Against the Box . . . . . . . . . . . . . . . . . . . . .  9
   Futures Contracts and Options on Futures Contracts. . . . . . . . . . 10
   Options on Securities . . . . . . . . . . . . . . . . . . . . . . . . 11
   Options on Securities Indexes . . . . . . . . . . . . . . . . . . . . 12
   Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . 13
   Options on Foreign Currencies . . . . . . . . . . . . . . . . . . . . 14
   Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . 15
   Banking Industry and Savings Industry Obligations . . . . . . . . . . 15
   Commercial Paper. . . . . . . . . . . . . . . . . . . . . . . . . . . 16
   When Issued or Delayed Delivery Securities. . . . . . . . . . . . . . 17
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . 17
Management of Separate Account D . . . . . . . . . . . . . . . . . . . . 19
The Manager. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
Portfolio Manager. . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Custodian and Portfolio Accounting Agent . . . . . . . . . . . . . . . . 22
Portfolio Transactions and Brokerage . . . . . . . . . . . . . . . . . . 22
Purchase and Pricing of the Global Account . . . . . . . . . . . . . . . 24
Financial Statements of Separate Account B . . . . . . . . . . . . . . . 25
Financial Statements of The Managed Global Account of
Separate Account D . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
Appendix - Description of Bond Ratings

                                  INTRODUCTION

    Part I of this Statement of Additional Information provides background information regarding Account B and Account D. Part II of this Statement of Additional Information provides information regarding the investment activities of Account D and The Managed Global Account (the "Global Account"), including its investment policies.

                                     PART  I

              DESCRIPTION OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

Golden American Life Insurance Company ("Golden American") is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. From January 2, 1973 through December 31, 1987, the name of the company was St. Paul Life Insurance Company. On December 31, 1987, after all of St. Paul Life Insurance Company's business was sold, the name was changed to Golden American. On March 7, 1988, all of the stock of Golden American was acquired by The Golden Financial Group, Inc. ("GFG"), a financial services holding company. On October 19, 1990, GFG merged with and into MBL Variable, Inc. ("MBLV"), a wholly owned direct subsidiary of The Mutual Benefit Life Insurance Company ("MBL"). On January 1, 1991, MBLV became a wholly owned indirect subsidiary of MBL and Golden American became a wholly owned direct subsidiary of MBL. Golden American's name had been changed to MB Variable Life Insurance Company in the state of Minnesota but subsequently has been changed back to Golden American.
In a transaction that closed on September 30, 1992, Golden American was acquired by a subsidiary of Bankers Trust Company ("Bankers Trust"). As of December 31, 1994, Golden American had over $89.5 million in stockholders' equity and approximately $1.04 billion in total assets, including approximately $950.3 million of separate account assets. Golden American is authorized to do business in all jurisdictions except New York. Golden American offers variable annuities and variable life insurance.

                              SAFEKEEPING OF ASSETS

Golden American acts as its own custodian for Account B.

                                THE ADMINISTRATOR

Effective January 1, 1994, Bankers Trust (Delaware), a subsidiary of Bankers Trust New York Corporation, and Golden American became parties to a service agreement pursuant to which Bankers Trust (Delaware) has agreed to provide certain accounting, actuarial, tax, underwriting, sales , management and other services to Golden American. Expenses incurred by Bankers Trust (Delaware) in relation to this service agreement are reimbursed by Golden American on an allocated cost basis. Charges billed to Golden American by Bankers Trust (Delaware) pursuant to the service agreement were $816,264 for 1994.

Prior to 1994, Golden American had arranged with BT Variable to perform services related to the development and administration of its products. For the year 1993 and the period from September 30, 1992 to December 31, 1992, fees earned by BT Variable from Golden American for these services aggregated $2,701,000 and $209,000, respectively. The agreement was terminated as of January 1, 1994.

In addition, BT Variable provided to Golden American certain of its personnel to perform management, administrative and clerical services and the use of certain of its facilities. BT Variable charged Golden American for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by BT Variable's employees on behalf of Golden American. For the year 1993 and the period from September 30, 1992 to December 31, 1992, BT Variable allocated to Golden American $1,503,000 and $450,000, respectively. The agreement was terminated on January 1, 1994. During 1994, such expenses were allocated directly by BT New York Corporation to Golden American and totaled $1,395,966 for the year.

                              INDEPENDENT AUDITORS

Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, independent auditors, will perform annual audits of Golden American and the Accounts.

                            DISTRIBUTION OF CONTRACTS

Prior to 1994, Golden American had entered into agreements with DSI to perform services related to the management of its investments and the distribution of its products. For the year 1993 and the period from September 30, 1992 to December 31, 1992, Golden American incurred $311,000 and $35,000, respectively, for such services. The agreement was terminated as of January 1, 1994.

DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which, as of December 31, 1994, are sold primarily through two broker/dealer institutions. For the years ended 1994 and 1993 and the period from September 30, 1992 to December 31, 1992, commissions paid by Golden American to DSI aggregated, $17,569,000, $34,260,000, and $6,429,197, respectively.

Golden American provided to DSI certain of its personnel to perform management, administrative and clerical services and the use of certain facilities. Golden American charged DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. For the years ended December 31, 1994 and 1993, expenses allocated to DSI were $1,983,000 and $2,013,000, respectively.

                             PERFORMANCE INFORMATION

Performance information for the divisions of Account B and the Global Account, including the yield and effective yield of the Liquid Asset Division, the yield of the remaining divisions and the Global Account, and the total return of all divisions, may appear in reports or promotional literature to current or prospective owners. Negative values are denoted by parentheses. Performance information for measures other than total return do not reflect sales load which can have a maximum level of 6% of premium, and any applicable premium tax that can range from 0% to 3.5%.

SEC STANDARD MONEY MARKET DIVISION YIELDS
Current yield for the Liquid Asset Division will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of division expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

      EFFECTIVE YIELD = [(BASE PERIOD RETURN) +1)to the power of 365/7] - 1


The current yield and effective yield of the Liquid Asset Division will be given for the 7-day period December 24, 1995 to December 31, 1995 in an updated statement of additional information.


SEC STANDARD 30-DAY YIELD FOR NON-MONEY MARKET DIVISIONS
Quotations of yield for the remaining divisions will be based on all investment income per Unit (accumulation value divided by the index of investment experience) earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an accumulation unit on the last day of the period, according to the following formula:

                 YIELD = 2 [ ( a - b  +1)to the sixth power - 1]
                                       -----
                                         CD

          Where:
               [a] equals the net investment income earned during the period by the Series attributable to shares owned by a division
               [b] equals the expenses accrued for the period (net of
                   reimbursements)
               [c] equals the average daily number of Units outstanding during the period based on the index of investment experience
               [d] equals the value (maximum offering price) per index of investment experience on the last day of the period

Yield on divisions of Account B is earned from the increase in net asset value of shares of the Series in which the Division invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series. Yield on the Global Account is earned from the increase in asset value of shares of the securities in which the Global Account invests.

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET DIVISIONS Quotations of average annual total return for any division will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and 10 years (or, if less, up to the life of the division), calculated pursuant to the formula:

                      P(1+T)to the power of n=ERV

         Where:
              (1)  [P] equals a hypothetical initial premium payment of $1,000
              (2)  [T] equals an average annual total return
              (3)  [n] equals the number of years
              (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof)

All total return figures reflect the deduction of the maximum sales load, the administrative charges, and the mortality and expense risk charges. The SEC requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and 10 year periods (or, if less, up to the life of the security) for which performance is required to be calculated. This assumption may not be consistent with the typical contract owner's intentions in purchasing a contract and may adversely affect returns.
Quotations of total return may simultaneously be shown for other periods, as well as quotations of total return that do not take into account certain contractual charges such as sales load.

Average Annualized Total Return for the Divisions presented on a standardized basis for the period from the date hereof to December 31, 1995 will be provided in an updated Statement of Additional Information.


NON-STANDARD AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET DIVISIONS Quotations of non-standard average annual total return for any division will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and 10 years (or, if less, up to the life of the division), calculated pursuant to the formula:


                                  [P(1+T)to the power of n]=ERV

           Where:
             (1)  [P] equals a hypothetical initial premium payment of $1,000
             (2)  [T] equals an average annual total return
             (3)  [n] equals the number of years
             (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof) assuming certain loading and charges are zero.

All total return figures reflect the deduction of the mortality and expense risk charge and the administrative charges, but not the deduction of the maximum sales load and the annual contract fee.

Average Annualized Total Return for the Divisions presented on a non-standardized basis for the period from the date hereof to December 31, 1995 will be provided in an updated Statement of Additional Information.


Performance information for a division may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any division reflects only the performance of a hypothetical contract under which accumulation value is allocated to a division during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Series of the Trust in which the Account B divisions invest and the securities in which the Global Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including the ranking of any division derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

PUBLISHED RATINGS
From time to time, the rating of Golden American as an insurance company by A.M. Best may be referred to in advertisements or in reports to contract owners.
Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's ratings range from A+ to C. An A+ rating means, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations.

PORTFOLIO TURNOVER
For reporting purposes, the Global Account's portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Global Account during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year.


INDEX OF INVESTMENT EXPERIENCE
The calculation of the Index of Investment Experience ("IIE") is discussed in the prospectus for the Contracts under Measurement of Investment Experience.
The following illustrations show a calculation of a new IIE and the purchase of Units (using hypothetical examples): Note that the examples below are calculated for a Contract issued with the 7% Solution Enhanced Death Benefit Option, the death benefit option with the highest mortality and expense risk charge. The mortality and expense risk charge associated with the Annual Ratchet Enhanced Death Benefit Option and the Standard Death Benefit are lower than that used in the examples and would result in higher IIE's or Accumulation Values.


ILLUSTRATION OF CALCULATION OF IIE
[TO BE COMPLETED BY AMENDMENT]
    EXAMPLE 1.

1.  IIE, beginning of perio. . . . . . . . . . . . . . . . . . . . . . .$ 10.00
2.  Value of securities, beginning of period . . . . . . . . . . . . . .$ 10.00
3.  Change in value of securities. . . . . . . . . . . . . . . . . . . . .$0.10
4.  Gross investment return (3) divided by (2) . . . . . . . . . . . . . . 0.01
5.  Less daily mortality and expense charge. . . . . . . . . . . . . 0.00003863
6.  Less asset based administrative charge . . . . . . . . . . . . . 0.00000411
7.  Net investment return (4) minus (5) minus (6). . . . . . . . . . 0.00995726
8.  Net investment factor (1.000000) plus (7). . . . . . . . . . . . 1.00995726
9.  IIE, end of period (1) multiplied by (8) . . . . . . . . . . .$ 10.09957261

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX)
    EXAMPLE 2.

1.  Initial Premium Paymen . . . . . . . . . . . . . . . . . . . . . . .$ 1,000
2.  IIE on effective date of purchase (see Example 1). . . . . . . . . .$ 10.00
3.  Number of Units purchased [(1) divided by (2)] . . . . . . . . . . . .  100
4.  IIE for valuation date following purchase (see Example 1)  . .$ 10.09957261
5.  Accumulation Value in account for valuation date following purchase
     [(3) multiplied by(4)]. . . . . . . . . . . . . . . . . . . . . $ 1,009.96




                          IRA PARTIAL WITHDRAWAL OPTION

If the contract owner has an IRA contract and will attain age 70 1/2 in the current calendar year, distributions will be made to you in accordance with the requirements of Federal tax law. This option is available to assure that the required minimum distributions from qualified plans under the Internal Revenue Code (the "Code") are made. Under the Code, distributions must begin no later than April 1st of the calendar year following the calendar year in which the contract owner attains age 70 1/2. If the required minimum distribution is not withdrawn, there may be a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn. Even if the IRA Partial Withdrawal Option is not elected, distributions must nonetheless be made in accordance with the requirements of Federal tax law.

Golden American notifies the contract owner of these regulations with a letter mailed on January 1st of the calendar year in which the contract owner reaches age 70 1/2 which explains the IRA Partial

Withdrawal Option and supplies an election form. If the contract owner chooses to elect this option, he or she specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis (contract owner's life only) or, if the contract owner is married, on a joint life basis (contract owner's and spouse's life combined). The contract owner selects the payment mode on a monthly, quarterly or annual basis. If the payment mode selected on the election form is more frequent than annually, the payments in the first calendar year in which the option is in effect will be based on the amount of payment modes remaining when Golden American receives the completed election form.

Golden American calculates the IRA Partial Withdrawal amount each year based on the minimum distribution rules. We do this by dividing the accumulation value by the life expectancy. In the first year withdrawals begin, we use the accumulation value as of the date of the first payment. Thereafter, we use the accumulation value on December 31st of each year. The life expectancy is recalculated each year. Certain minimum distribution rules govern payouts if the designated beneficiary is other than the contract owner's spouse and the beneficiary is more than ten years younger than the contract owner.

                                OTHER INFORMATION

Registration statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                    PART  II

                      SECURITIES AND INVESTMENT TECHNIQUES

This description of the Global Account of Account D securities and investment techniques is not comprehensive and is intended to supplement the discussion contained in Part II of the prospectus under "Securities and Investment Techniques."

U.S. GOVERNMENT SECURITIES
The Global Account may invest in U.S. Government securities. U.S. Government securities are obligations of, or are guaranteed by, the U.S. Government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury supported by the full faith and credit of the United States. Securities guaranteed by the U.S. Government include Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are generally of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the Treasury. However, they involve Federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Mortgage Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

The Global Account may also purchase obligations of the International Bank for Reconstruction and Development ("IBRD"), which, while technically not a U.S. Government Agency or instrumentality has the right to borrow from IBRD participating countries, including the United States.

DEBT SECURITIES
The Global Account may invest in debt securities of domestic and foreign issuers including bonds, debentures, asset-backed securities, and notes which meet the minimum ratings criteria set forth for the Global Account, or, if unrated, are, in the Portfolio Manager's determination, comparable in quality to corporate debt securities in which the Global Account may invest.

The investment return on a debt security reflects interest earnings and changes in the market value of the security. The market value of debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Any bond may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally takes place after the customary settlement time.
The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Global Account will not accrue any income on these securities prior to delivery. The Global Account will maintain in a segregated account with its custodian an amount of cash or high-quality debt securities equal (on a daily mark-to-market basis) in the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Many debt securities of foreign issuers are not rated by Moody's Investors Services, Inc. ("Moody's") or Standard and Poor's Corporation ("Standard & Poor's"); therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Portfolio Manager.

SHORT SALES AGAINST THE BOX
The Global Account may make short sales "against the box." A short sale "against the box" is a short sale where, at time of the short sale, the Global Account owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Global Account would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Global Account. Short sales against the box are not subject to the percentage limitations on short sales as described in the prospectus.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The Global Account may purchase and sell stock index futures contracts, interest rate futures contracts, and futures contracts based upon securities, which may be domestic or foreign, and corporate or governmental, foreign exchange futures contracts and other financial futures contracts, and may purchase and write options on such contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security), or currency for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments or currencies, futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument and the same delivery date. Where the Global Account has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Global Account realizes a gain; if it is more, the Global Account realizes a loss. Where the Global Account has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Global Account realizes a gain; if it is less, the Global Account realizes a loss. The transaction costs must also be included in these calculations.

Using futures to effect a particular strategy instead of using the underlying or related security or index or currency will frequently result in lower transaction costs being incurred. The Global Account's use of futures contracts and futures options may include hedging transactions. For example, the Global Account might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Global Account's securities or the price of the securities which the Global Account intends to purchase. The Global Account's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Global Account's exposure to interest rate fluctuations, the Global Account may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Global Account may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Global Account intends to sell. Similarly, to protect against a market advance when the Global Account is not fully invested in the securities market, the Global Account may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Global Account intends to purchase. A stock index is a method of reflecting in a single number the market values of many different stocks, or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, of many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

If a purchase or sale of a futures contract is made by the Global Account, the Global Account is required to deposit with its custodian a specified amount of cash or U.S. Government securities

("initial margin"). Generally, the margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Global Account upon termination of the contract, assuming all contractual obligations have been satisfied. The Global Account expects to earn interest income on its initial margin deposits. A futures contract held by the Global Account is valued daily at the official settlement price of the exchange on which it is traded. Each day the Global Account pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking-to-market". The payment or receipt of the variation margin does not represent a borrowing or loan by the Global Account but is settlement between the Global Account and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each fund will mark-to-market its open futures positions.

The Global Account is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by the Global Account.

When purchasing a futures contract or selling a put option on a futures contract, the Global Account is required to maintain with its custodian high-quality liquid debt securities, cash, or cash equivalents (including any margin) equal to the purchase price of such contract or option to collateralize the position, or to otherwise cover the position. When selling a futures contract or selling a call option on a futures contract, the Global Account is required to maintain with its custodian high-quality liquid debt securities, cash, or cash equivalents (including any margin) equal to the market value of such contract or option, or to otherwise cover the position.

In compliance with the requirements of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions, the Global Account will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool." The regulations require that the Global Account enter into futures and option (1) for "bona fide hedging" purposes, without regard to the percentage of assets committed to initial margin and options premiums, or (2) for other strategies, provided that the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the liquidation value of the Global Account's portfolio, after taking into account unrealized profits and unrealized gains on any such contracts entered into.

OPTIONS ON SECURITIES
In pursuing its investment objective, the Global Account may engage in transactions on options on securities. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. One reason the Global Account may purchase put options on securities is to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by the Global Account would enable the Global Account to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Global Account would continue to receive interest income on such security.

The Global Account may purchase call options on securities in furtherance of its investment objective, which may include a call option to protect against substantial increases in prices of securities the Global Account intends to purchase pending its ability to invest in such securities in an orderly manner. The Global Account may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, the Global Account may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Global Account to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, the Global Account may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

The Global Account may write a call or put option only if the option is "covered" or "secured". This means that so long as the Global Account is obligated as the writer of a call option, it will own the underlying securities subject to the option or if the Global Account holds a call at the same exercise price, for the same exercise period, and on the same securities as the written call. Alternatively, the Global Account may maintain, in a segregated account with Account D's custodian, cash, cash equivalents, or high-quality liquid debt securities with a value sufficient to meet its obligation as writer of the option. A put is secured if the Global Account maintains cash, cash equivalents, or high-quality debt securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

Unless otherwise indicated above, the Global Account will enter only into options which are standardized and traded on a U.S. or foreign exchange or board of trade, or for which an established over-the-counter market exists.

OPTIONS ON SECURITIES INDEXES
Call and put options on securities indexes also may be purchased or sold by the Global Account in furtherance of its investment objective. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, the Global Account is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations with a value equal to the exercise price or the Global Account must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable the Global Account to hedge effectively against stock market risk if they are not highly correlated with the value of the Global Account's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

FOREIGN CURRENCY TRANSACTIONS
The Global Account may enter into forward currency contracts, currency exchange transactions on a spot (i.e. cash) basis and options on currencies. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Global Account may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Global Account will engage in forward currency transactions in furtherance of its investment objective, which may include hedging purposes such as transactions in anticipation of or to protect the Global Account against fluctuations in currency exchange rates. The Global Account might sell a particular currency forward, for example, when it wanted to hold bonds or bank obligations denominated in that currency but anticipated or wished to be protected against a decline in the currency against the dollar.

The Global Account may enter into a long position in a forward currency contract for a fixed amount of foreign currency in anticipation of an increase in the value of that currency. The Global Account may enter into forward foreign currency contracts in other circumstances, as described in Part II of the prospectus under Investment Objective and Policies of the Global Account. When the Global Account enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Global Account may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Global Account will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Also, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Global Account's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

At the maturity of a forward contract, the Global Account may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast the market value of a particular security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Global Account to purchase additional foreign currency on the spot market

(and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Global Account is obligated to deliver.

If the Global Account retains the security and engages in an offsetting transaction, the Global Account will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Global Account's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Global Account will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Global Account will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

When entering into a long position on a forward currency contract or selling a put option on a forward currency contract, the Global Account is required to maintain with its custodian high-quality liquid debt securities, cash, or cash equivalents (including any margin) equal to the purchase price of such contract or option to collateralize the position or to otherwise cover the position.
When entering into a short position in a forward currency contract or selling a call option on a forward currency contract, the Global Account is required to maintain with its custodian high-quality liquid debt securities, cash, or cash equivalents (including any margin) equal to the market value of such contract or option or to otherwise cover the position.

Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when the Global Account seeks to close out a forward currency position, and in such an event, the Global Account might not be able to effect a closing purchase transaction at any particular time. In addition, the Global Account entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.
The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

OPTIONS ON FOREIGN CURRENCIES
The Global Account may write and purchase call and put options on foreign currencies. Such strategies may be employed for purposes of exposing the Global Account to a foreign (or domestic) currency or to shift exposure to foreign currency fluctuations from one country to another or to function as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which securities of the Global Account may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option gives the buyer the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Global Account may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

The Global Account may enter into an option on a currency before the Global Account purchases a foreign security denominated in the currency the Global Account anticipates acquiring, during the period the Global Account holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received.

In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which a hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

REPURCHASE AGREEMENTS
The Global Account may invest in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Global Account is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

The Global Account may engage in repurchase transactions in accordance with guidelines approved by the Board of Governors of Account D, which include monitoring the creditworthiness of the parties with which the Global Account engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. The Global Account may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed 15% of the net assets of the Global Account. If the seller should become bankrupt or default on its obligations to repurchase the securities, the Global Account may experience delays or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. The Global Account also might incur disposition costs in connection with liquidating the securities.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS
The Global Account may invest in (i) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (ii) certificates of deposit, time deposits, and other short-term obligations issued by savings and loan or other depository associations ("S&L").

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. The Global Account will not invest in fixed-time deposits (i) which are not subject to prepayment or (ii) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 15% of its assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (i) the possibility that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

The Global Account will not invest in obligations issued by a U.S. or foreign commercial bank or S&L unless:

      (i) the bank or S&L has total assets of at least $10 billion (U.S.), or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard & Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated; and
     (ii) in the case of a U.S. bank or S&L, its deposits are insured by the FDIC or the Savings Association Insurance Fund ("SAIF"), as the case may be.

COMMERCIAL PAPER
The Global Account may invest in commercial paper (including variable amount master demand notes), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. The Global Account may invest in commercial paper (i) rated, at the date of investment, P-2 or better by Moody's or A-2 or better by Standard & Poor's; (ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated A or better by Moody's or A or better by Standard & Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which the Global Account may invest. Generally, commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies.

Commercial paper obligations may include variable amount master demand notes. These notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Global Account, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's; the Global Account may invest in them only if the Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Global Account may invest. Master demand notes are considered by the Global Account to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand.
See the Appendix for a description of Moody's and Standard & Poor's ratings applicable to commercial paper.

WHEN ISSUED OR DELAYED DELIVERY SECURITIES
The Global Account may purchase securities on a when-issued or delayed delivery basis if the Global Account holds, and maintains until the settlement date in a segregated account, cash, U.S. Government securities, or high-grade liquid debt obligations in an amount sufficient to meet the purchase price, or if the Global Account enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Global Account's other assets. Although the Global Account would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Global Account may dispose of a when-issued or delayed delivery security prior to settlement if the Portfolio Manager deems it appropriate to do so. The Global Account may realize short-term profits or losses upon such sales.

                             INVESTMENT RESTRICTIONS

The Global Account's investment objective as set forth under "Investment Objective and Policies" in Part II of the prospectus, together with the investment restrictions set forth below are, unless otherwise noted, fundamental policies of the Global Account and may not be changed without the approval of a majority of the outstanding voting interests of the Global Account. The vote of a majority of the outstanding voting interests of the Global Account means the vote, at an annual or special meeting, of the lesser of: (a) 67% or more of the voting interest present at such meeting, if the holders of more than 50% of the outstanding voting interests of the Global Account are present or represented by proxy; or (b) more than 50% of the outstanding voting interest of the Global Account. In accordance with its investment restrictions, the Global Account will not:

       (1) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities (or repurchase agreements with respect thereto):

       (2) Purchase or sell real estate, except that the Global Account may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

       (3) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of securities), except that to the extent the Global

           Account engages in transactions in options, futures, and options on futures, the Global Account may make margin deposits in connection with those transactions and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

       (4) Lend any funds or other assets, except that the Global Account may, consistent with its investment objective and policies:

               (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;
               (b) enter into repurchase agreements; and
               (c) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by Account D's Board of Governors;

       (5) Issue senior securities, except insofar as the Global Account may be deemed to have issued a senior security by reason of borrowing money in accordance with the Global Account's borrowing policies, or in connection with any repurchase agreement, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

       (6) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, the Global Account may be deemed to be an underwriter under Federal securities laws;

       (7) Borrow money or pledge, mortgage, or hypothecate its assets, except that the Global Account may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the prospectus and in this Statement of Additional Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of the Global Account's assets for purposes of this restriction.)

The Global Account is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Governors (without contract owner approval) relating to the investment of its assets and activities. Unless otherwise indicated, the Global Account may not:

       (1) Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 15% of the total assets of the Global Account (taken at market value at the time of such investment) would be invested in such securities; and

       (2) Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or futures contracts on currencies), except that the Global Account may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and in options on such futures contracts.

                        MANAGEMENT OF SEPARATE ACCOUNT D

BOARD OF GOVERNORS
The business and affairs of Account D are managed under the direction of a Board of Governors, which consists of four members. The Board of Governors has responsibility for matters relating to the portfolio of Account D and matters arising under the Investment Company Act of 1940. The Board of Governors does not have responsibility for the payment of obligations under the Contracts and administration of the Contracts. These matters are Golden American's responsibility. The business and affairs of Account D are governed under a set of rules adopted by the Board of Governors called "Rules and Regulations of Separate Account D".

The members of the Board of Governors and principal officers, their business addresses, and principal occupation(s) during the past five years are as follows:



                           POSITION WITH      PRINCIPAL OCCUPATION
NAME AND ADDRESS           ACCOUNT D          DURING PAST 5 YEARS
--------------------------------------------------------------------------------

Terry L. Kendall*          Chairman and       Chairman, President and Chief
Golden American Life       President          Executive Officer, Golden
Insurance Co.                                 American Life Insurance Company,
1001 Jefferson Street                         October 1993 to present;
Wilmington, DE 19801                          Chairman, President and Chief
                                              Executive Officer, BT Variable,
                                              Inc. October 1993 to present;
                                              Chairman and Chief Executive
                                              Officer, Directed Services,
                                              Inc., October 1993 to present;
                                              President and Chief Executive
                                              Officer, United Pacific Life
                                              Insurance Company, September
                                              1982 to September 1993.

Bernard R. Beckerlegge     Secretary          Secretary and General Counsel,
Golden American Life                          Directed Services, Inc.  March
Insurance Co.                                 1988 to present;  Secretary and
1001 Jefferson Street                         General Counsel, Golden American
Wilmington, DE 19801                          Life Insurance Company,  March
                                              1988 to present;  Secretary, BT
                                              Variable, Inc., October 1992 to
                                              present; Vice President and
                                              General Counsel, MBL Variable,
                                              Inc., February 1991 to September
                                              1992; General Counsel, The
                                              Golden Financial Group, Inc.,
                                              March 1988 to October 1990.

Robert A. Grayson          Member             Co-founder, Grayson Associates,
Grayson Associates                            Inc.; Adjunct Professor of
108 Loma Media Road                           Marketing, New York University
Santa Barbara, CA 93103                       School of Business
                                              Administration;  Former
                                              Director, The Golden Financial
                                              Group, Inc.;  Former Senior Vice
                                              President, David & Charles
                                              Advertising


Barnett Chernow            Executive Vice     Executive Vice President, BT
Golden American Life I     President          Variable and Directed Services,
nsurance Co.               and Principal      Inc., October 1993 to present;
1001 Jefferson Street      Financial          From 1977 through 1993, various
Wilmington, DE 19801       Officer            positions with Reliance Insurance
                                              Companies, and Senior vice
                                              President and Chief Financial
                                              Officer of United Pacific Life
                                              Insurance Company from 1984
                                              through 1993.

Stephen J. Preston         Comptroller        Senior Vice President, BT
Golden American Life                          Variable and Directed Services,
Insurance Co.                                 Inc., December 1993 to present;
1001 Jefferson Street                         From September 1993 through
Wilmington, DE 19801                          November 1993, Senior Vice
                                              President and Actuary for Mutual
                                              of America Insurance Company;
                                              From July 1987 through August
                                              1993, various positions with
                                              United Pacific Life Insurance
                                              Company and was Vice president
                                              and Actuary upon leaving.

M. Norvel Young            Member             Chancellor Emeritus and Board of
Pepperdine University                         Regents, Pepperdine University;
Malibu, CA 90263                              Director, Imperial Bancorp,
                                              Imperial Bank and Imperial Trust
                                              Company and 20th Century
                                              Christian Publishing Company


Roger B. Vincent           Member             President, Springwell
230 Park Avenue                               Corporation;  Director,
New York, NY 10169                            Petralone, Inc; formerly,
                                              Managing Director, Bankers Trust
                                              Company


Mary Bea Wilkinson         Chief Financial    Senior Vice President, Golden
Golden American Life       Officer            American Life Insurance Company
 Insurance Co.                                November 1993 to present, Senior
1001 Jefferson Street                         Vice President, BT Variable, Inc.,
Wilmington, DE 19801                          November 1993 to present,
                                              Assistant Vice President, CIGNA
                                              Insurance Companies, August 1993
                                              to October 1993; various positions
                                              with United Pacific Life Insurance
                                              Company, January 1987 to July
                                              1993, and was Vice President and
                                              Controller upon leaving.


____________________________
*Mr. Kendall is an "interested person" of Account D (as that term is defined in the Investment Company Act of 1940) by reason of his affiliation with Directed Services, Inc..

                                   THE MANAGER

DSI also serves as the manager (the "Manager") to Account D pursuant to a management agreement effective October 2, 1992. The Manager is a New York corporation. Its address is 280 Park Avenue, New York, New York 10017. DSI is a wholly owned indirect subsidiary of Bankers Trust Company, which in turn, is a wholly owned subsidiary of Bankers Trust New York Corporation. DSI's business activities include those of a distributor and underwriter of variable insurance products, broker-dealer and investment manager. DSI is registered with the SEC as a broker-dealer and investment advisor and is a member of the National Association of Securities Dealers, Inc. ("NASD"). It is also registered as a broker-dealer and/or investment advisor in various states.

Under the management agreement, the Manager, subject to the direction of the Board of Governors, is responsible for providing all supervisory and management services reasonably necessary for the operation of Account D, including the Global Account, other than the investment advisory services performed by the Portfolio Manager. These services include, but are not limited to, (i) coordinating all matters relating to the functions of the Portfolio Manager, Custodian, Recordkeeping Agent

(including pricing and valuation of the Global Account), accountants, attorneys, and other parties performing services or operational functions for Account D;
(ii) providing Account D and the Global Account, at the Manager's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of Account D; (iii) maintaining or supervising the maintenance by the Portfolio Manager or third parties approved by Account D of such books and records of Account D and the Global Account as may be required by applicable Federal or state law; (iv) preparing or supervising the preparation by third parties approved by Account D of all Federal, state and local tax returns and reports of Account D required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to contract owners of Account D as required by applicable law;
(vi) preparing and arranging for the filing of such registration statements and other documents with the Securities and Exchange Commission and other Federal and state regulatory authorities as may be required by applicable law; (vii) taking such other action with respect to Account D as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing Account D at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the Management Agreement. Other responsibilities of the Manager are described in the prospectus.

The Manager shall make its officers and employees available to the Board of Governors and Officers of Account D for consultation and discussions regarding the supervision and administration of the Global Account.

Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of Global Account's assets and the purchase and sale of securities in the event that at any time no portfolio manager is engaged to manage the assets of the Global Account.

The Management Agreement was continued by the Board of Governors in September, 1994 and shall continue in effect until October 2, 1995, and from year to year thereafter, provided such continuance is approved annually by a majority of the Board of Governors who are not parties to such Management Agreement or "interested persons" (as defined in the Investment Company Act of 1940, the
"1940 Act") of any such party.   The Management Agreement may be terminated
without penalty by vote of the Board of Governors or the contract owners of the Global Account, or by the Manager, on 60 days' written notice by the Board or the Manager and will terminate automatically if assigned as that term is described in the 1940 Act.

The Global Account pays the Manager a monthly fee based upon the following annual percentages of the Global Account's average daily net assets: 0.40% of the first $500 million and 0.30% of the amount over $500 million.

The initial organizational expenses of the Global Account will be amortized by Account D for accounting purposes on a straight line basis over a period of five years from the date that the Global Account commences operations.

                                PORTFOLIO MANAGER

The Global Account and Warburg, Pincus Counsellors, Inc. entered into a Portfolio Management Agreement dated June 9, 1994. The Portfolio Management Agreement, which became effective July

1, 1994, provides that, subject to the supervision of Account D's Board of Governors and the Manager, the Portfolio Manager will provide a continuous investment program for the Global Account and will determine the composition of the assets of the Global Account, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager is required to provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Global Account's assets. The Portfolio Management Agreement may be terminated without penalty by the vote of the Board of Governors or the contract owners of the Global Account, by the Portfolio Manager, or by the Manager, on 60 days' written notice by any party to the Portfolio Management Agreement and will terminate automatically if assigned as that term is described in the 1940 Act.

Pursuant to the Portfolio Management Agreement, the Global Account pays the Portfolio Manager a monthly fee equal to an annual rate based upon the following percentages of the Global Account's average daily net assets: 0.60% of the first $500 million and 0.50% of the amount over $500 million.

                    CUSTODIAN AND PORTFOLIO ACCOUNTING AGENT

The Custodian for Account D is Bankers Trust Company, 280 Park Avenue, New York, New York 10017. DSI provides portfolio accounting services for the Global Account.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS
Investment decisions for the Global Account are made by the Portfolio Manager which has investment advisory clients other than the Global Account. A particular security may be bought or sold by the Portfolio Manager for certain clients even though it could have been bought or sold for other clients at the same time. Two or more clients also may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by Account D's Manager and Board of Governors. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES
The Portfolio Manager places all orders for the purchase and sale of securities, options, and futures contracts for the Global Account through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for the Global Account taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of securities in transactions on U.S. stock exchanges for the Global Account, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

There is generally no stated commission in the case of fixed-income securities, which are generally traded in the over-the-counter markets, but the price paid by the Global Account usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Global Account includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Global Account of negotiated brokerage commission. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Portfolio Manager for the Global Account may receive research services from many broker-dealers with which the Portfolio Manager places the Global Account's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Global Account), although not all of these services are necessarily useful and of value in managing the Global Account.
The advisory fee paid by the Global Account to the Portfolio Manager is not reduced because the Portfolio Manager and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may cause the Global Account to pay a broker-dealer, which provides "brokerage and research services" (as defined in the 1934 Act) to the Portfolio Manager, a disclosed commission for effecting a securities transaction for the Global Account in excess of the commission which another broker-dealer would have charged for effecting that transaction.

A Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Portfolio Manager where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Counsellors Securities Inc. is a registered broker-dealer and is an affiliate of the Portfolio Manager.

Pursuant to rules of the Securities and Exchange Commission, a broker-dealer that is an affiliate of the Manager or Portfolio Manager or, if it is also a broker-dealer, the Portfolio Manager may receive and retain compensation for effecting portfolio transactions for the Global Account on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or Portfolio Manager, and if there is in effect a written contract between the Portfolio Manager and the Global Account expressly permitting the affiliated broker-dealer or Portfolio Manager to receive and retain such compensation. The Portfolio Management Agreement provides that the Portfolio Manager may retain compensation on transactions effected for the Global Account in accordance with the terms of these rules.

Securities and Exchange Commission rules further require that commissions paid to such an affiliated broker-dealer or Portfolio Manager by the Global Account on exchange transactions not exceed "usual and customary brokerage commission." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Governors has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with the Portfolio Manager and will review these procedures periodically.


                   PURCHASE AND PRICING OF THE GLOBAL ACCOUNT

The valuation of the Global Account's assets is determined once each business day, Monday through Friday, exclusive of Federal holidays, at 4:00 p.m., New York City time, on each day that the New York Stock Exchange is open for trading. In general, valuation of the Global Account's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The value of the Global Account will fluctuate in response to changes in market conditions and other factors.

Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Governors, although the actual calculations will be made by persons acting under the direction of the Board of Governors and subject to the Board of Governor's review.

Money market instruments are valued at market value, except that instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the pertinent foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

Other debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity date sixty days or less after their date of acquisition, valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost, unless the Portfolio Manager believes that amortized cost does not approximate market value.

When the Global Account writes a put or call option, the amount of the premium is included in the Global Account's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Global Account is recorded as an asset and subsequently adjusted to market value.

                   FINANCIAL STATEMENTS OF SEPARATE ACCOUNT B

The audited financial statements of Separate Account B are listed below and are included in this Statement of Additional Information:

           Report of Independent Auditors
           Financial Statements -- Audited
              Statement of Assets and Liabilities as of December 31, 1994 Combined Statement of Operations for the Year ended December 31, 1994
              Combined Statements of Changes in Net Assets for the Years ended December 31, 1994 and 1993
           Notes to Audited Financial Statements

                            FINANCIAL STATEMENTS OF
                THE MANAGED GLOBAL ACCOUNT OF SEPARATE ACCOUNT D

The audited financial statements of The Managed Global Account of Separate Account D are listed below and are included in this Statement of Additional
Information:

           Report of Independent Auditors
           Financial Statements -- Audited
              Statement of Assets and Liabilities as of December 31, 1994 Statement of Operations for the Year ended December 31, 1994 Statements of Changes in Net Assets for the Years ended December 31, 1994 and 1993
              Statement of Investments as of December 31, 1994
           Notes to Audited Financial Statements

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Variable Annuity Contractowners
SEPARATE ACCOUNT B

    We have audited the accompanying statement of assets and liabilities of Separate Account B (the "Account") as of December 31, 1994, and the related combined statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account B at December 31, 1994, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                             Ernst & Young LLP

New York, New York
February 14, 1995

                               SEPARATE ACCOUNT B
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994

ASSETS
  Investment in The GCG Trust, at Net Asset Value:
    Liquid Asset Series, 45,387,280 shares
     (Cost $45,387,280)......................................................  $  45,387,280
    Limited Maturity Bond Series, 7,174,931 shares
     (Cost $76,441,934)......................................................     71,605,813
    Natural Resources Series, 2,360,675 shares
     (Cost $31,960,922)......................................................     32,766,167
    All-Growth Series, 5,958,509 shares
     (Cost $74,833,551)......................................................     70,668,772
    Real Estate Series, 3,273,594 shares
     (Cost $37,973,481)......................................................     36,958,871
    Fully Managed Series, 8,452,554 shares
     (Cost $106,998,483).....................................................     98,894,625
    Multiple Allocation Series, 26,275,715 shares
     (Cost $311,456,760).....................................................    297,702,661
    Capital Appreciation Series, 7,795,369 shares
     (Cost $89,125,585)......................................................     88,399,229
    Rising Dividends Series, 4,933,167 shares
     (Cost $51,022,111)......................................................     50,416,965
    Emerging Markets Series, 5,932,065 shares
     (Cost $69,617,468)......................................................     59,795,219
    Market Manager Series, 274,824 shares
     (Cost $2,754,250).......................................................      2,753,739
                                                                               -------------
      Total Invested Assets
       (Cost $897,571,825)...................................................    855,349,341
LIABILITIES
  Payable to Golden American for Charges and Fees -- (Note 3)................        530,918
                                                                               -------------
      Total Net Assets.......................................................  $ 854,818,423
                                                                               -------------
                                                                               -------------
NET ASSETS
  For Variable Annuity Contracts.............................................  $ 810,810,446
  Retained in Separate Account B by Golden American -- (Note 3)..............     44,007,977
                                                                               -------------
      Total Net Assets.......................................................  $ 854,818,423
                                                                               -------------
                                                                               -------------

                       See notes to financial statements.

                               SEPARATE ACCOUNT B
                        COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994

                                                                  DIVISIONS INVESTING IN
                           ----------------------------------------------------------------------------------------------------
                                             LIMITED       NATURAL                                                  MULTIPLE
                           LIQUID ASSET     MATURITY      RESOURCES    ALL-GROWTH    REAL ESTATE   FULLY MANAGED   ALLOCATION
                              SERIES       BOND SERIES     SERIES        SERIES        SERIES         SERIES         SERIES
                           -------------  -------------  -----------  ------------  -------------  -------------  -------------
Investment income
  Dividends..............   $ 1,443,621    $ 3,500,972    $ 286,872    $  668,418    $ 1,862,701   $   2,839,238  $  10,655,655
  Capital gain
   distribution..........       --             --           540,421        --            --                 --            --
                           -------------  -------------  -----------  ------------  -------------  --------------  ------------
    Total investment
     income..............     1,443,621      3,500,972      827,293       668,418      1,862,701       2,839,238     10,655,655
Expenses (Note 3)
  Mortality and expense
   risk and
   administrative
   charges...............       361,615        736,430      282,948       613,111        348,164       1,078,655      2,955,387
                           -------------  -------------  -----------  ------------  -------------  -------------  -------------
    Net investment
     income..............     1,082,006      2,764,542      544,345        55,307      1,514,537       1,760,583      7,700,268
                           -------------  -------------  -----------  ------------  -------------  -------------  -------------
Realized gain on
 investments
  Proceeds from sales....    40,758,078     22,640,885    7,724,804     4,427,509      9,351,495      15,241,359     28,761,003
  Cost of securities
   sold..................    40,758,078     22,575,099    6,038,663     4,350,791      8,812,382      14,181,236     25,917,030
                           -------------  -------------  -----------  ------------  -------------  -------------  -------------
    Net realized gain on
     investments.........       --              65,786    1,686,141        76,718        539,113       1,060,123      2,843,973
                           -------------  -------------  -----------  ------------  -------------  -------------  -------------
Unrealized appreciation
 (depreciation) of
 investments
  Beginning of year......       --            (407,617)   2,953,720     3,650,218       (373,993)      4,424,678      3,296,333
  End of year............       --          (4,836,121)     805,245    (4,164,779)    (1,014,610)     (8,103,858)   (13,754,098)
                           -------------  -------------  -----------  ------------  -------------  -------------  -------------
Net change in unrealized
 appreciation
 (depreciation) of
 investments.............       --          (4,428,504)  (2,148,475)   (7,814,997)      (640,617)    (12,528,536)   (17,050,431)
                           -------------  -------------  -----------  ------------  -------------  -------------  -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $ 1,082,006    $(1,598,176)   $  82,011    $(7,682,972)  $ 1,413,033   $  (9,707,830) $  (6,506,190)
                           -------------  -------------  -----------  ------------  -------------  -------------  -------------
                           -------------  -------------  -----------  ------------  -------------  -------------  -------------


                                                 DIVISIONS INVESTING IN
                           -----------------------------------------------------------------------

                              CAPITAL         RISING       EMERGING       MARKETS
                            APPRECIATION    DIVIDENDS    MARKET SERIES    MANAGER
                               SERIES       SERIES (a)        (a)       SERIES (b)     COMBINED
                           --------------  ------------  -------------  -----------  -------------
Investment income
  Dividends..............   $  1,777,023   $    685,072  $    --         $   6,199   $  23,725,771
  Capital gain
   distribution..........        --             --           2,686,591         316       3,227,328

                           --------------  ------------  -------------  -----------  -------------

    Total investment
     income..............      1,777,023        685,072      2,686,591       6,515      26,953,099
Expenses (Note 3)
  Mortality and expense
   risk and
   administrative
   charges...............        909,077        367,964        560,823      --           8,214,174
                           --------------  ------------  -------------  -----------  -------------
    Net investment
     income..............        867,946        317,108      2,125,768       6,515      18,738,925
                           --------------  ------------  -------------  -----------  -------------
Realized gain on
 investments
  Proceeds from sales....     11,164,715      2,770,019      6,933,220       1,334     149,774,421
  Cost of securities
   sold..................      9,738,102      2,715,467      6,096,514       1,331     141,184,693
                           --------------  ------------  -------------  -----------  -------------
    Net realized gain on
     investments.........      1,426,613         54,552        836,706           3       8,589,728
                           --------------  ------------  -------------  -----------  -------------
Unrealized appreciation
 (depreciation) of
 investments
  Beginning of year......      4,004,838        220,884      3,970,717      --          21,739,778
  End of year............       (726,357)      (605,146)    (9,822,249)       (511)    (42,222,484)
                           --------------  ------------  -------------  -----------  -------------
Net change in unrealized
 appreciation
 (depreciation) of
 investments.............     (4,731,195)      (826,030)   (13,792,966)       (511)    (63,962,262)
                           --------------  ------------  -------------  -----------  -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $ (2,436,636)  $   (454,370) $ (10,830,492)  $   6,007   $ (36,633,609)
                           --------------  ------------  -------------  -----------  -------------
                           --------------  ------------  -------------  -----------  -------------

(a) Commencement of operations, October 4, 1993.
(b) Commencement of operations, November 14, 1994.

                       See notes to financial statements.
                                       28

                               SEPARATE ACCOUNT B
                  COMBINED STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                                                DIVISIONS INVESTING IN
                                                         --------------------------------------------------------------------
                                                                                                                   NATURAL
                                                                LIQUID ASSET           LIMITED MATURITY BOND       RESOURCE
                                                                   SERIES                      SERIES               SERIES
                                                         --------------------------  --------------------------  ------------
                                                             1994          1993          1994          1993          1994
                                                         ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss).........................  $  1,082,006  $    251,524  $  2,764,542  $  2,344,976  $    544,345
  Net realized gain (loss) on investments..............       --            --             65,786       677,243     1,686,141
  Net change in unrealized appreciation (depreciation)
   of investments......................................       --            --         (4,428,504)     (434,962)   (2,148,475)
                                                         ------------  ------------  ------------  ------------  ------------
Net increase in net assets resulting from operations...     1,082,006       251,524    (1,598,176)    2,587,257        82,011
                                                         ------------  ------------  ------------  ------------  ------------
Contract related transactions (Note 3)
  Premiums.............................................    43,297,390    22,808,053    32,040,952    54,680,072     8,595,119
  Net transfers among Divisions and Guaranteed Interest
   Division and Separate Account D of Golden
   American............................................     4,159,230   (15,604,916)  (22,001,625)  (19,820,224)    5,715,775
  Benefits, surrenders and other withdrawals...........   (18,470,294)   (3,497,357)   (7,603,846)   (5,188,057)   (2,768,491)
  Contract related charges and fees....................    (1,200,931)     (229,252)     (886,527)     (498,019)     (314,191)
                                                         ------------  ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets resulting from
   Contract related transactions.......................    27,785,395     3,476,528     1,548,954    29,173,772    11,228,212
                                                         ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets..................    28,867,401     3,728,052       (49,222)   31,761,029    11,310,223
Net Assets:
  Beginning of Year....................................    16,497,588    12,769,536    71,622,231    39,861,202    21,436,544
                                                         ------------  ------------  ------------  ------------  ------------
  End of Year..........................................  $ 45,364,989  $ 16,497,588  $ 71,573,009  $ 71,622,231  $ 32,746,767
                                                         ------------  ------------  ------------  ------------  ------------
                                                         ------------  ------------  ------------  ------------  ------------


                                                                                DIVISIONS INVESTING IN
                                                         --------------------------------------------------------------------

                                                                           ALL-GROWTH                     REAL ESTATE
                                                                             SERIES                          SERIES
                                                         ----------------------------------------  --------------------------

                                                             1993          1994          1993          1994          1993

                                                         ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss).........................  $      8,983  $     55,307  $   (177,810) $  1,514,537  $    640,795

  Net realized gain (loss) on investments..............       426,591        76,718       476,553       539,113       513,528

  Net change in unrealized appreciation (depreciation)
   of investments......................................     3,295,092    (7,814,997)    2,648,629      (640,617)     (548,785)

                                                         ------------  ------------  ------------  ------------  ------------

Net increase in net assets resulting from operations...     3,730,666    (7,682,972)    2,947,372     1,413,033       605,538

                                                         ------------  ------------  ------------  ------------  ------------

Contract related transactions (Note 3)
  Premiums.............................................    10,191,488    18,242,132    34,573,445     9,862,267    22,416,140

  Net transfers among Divisions and Guaranteed Interest
   Division and Separate Account D of Golden
   American............................................     5,176,672     9,624,494    (2,151,633)      208,409     4,008,119

  Benefits, surrenders and other withdrawals...........      (465,000)   (4,906,264)   (2,429,632)   (2,918,618)   (1,716,743)

  Contract related charges and fees....................       (79,699)     (709,171)     (302,798)     (401,259)     (140,619)

                                                         ------------  ------------  ------------  ------------  ------------

  Net increase (decrease) in net assets resulting from
   Contract related transactions.......................    14,823,461    22,251,191    29,689,382     6,750,799    24,566,897

                                                         ------------  ------------  ------------  ------------  ------------

Net increase (decrease) in net assets..................    18,554,127    14,568,219    32,636,754     8,163,832    25,172,435

Net Assets:
  Beginning of Year....................................     2,882,417    56,055,565    23,418,811    28,772,896     3,600,461

                                                         ------------  ------------  ------------  ------------  ------------

  End of Year..........................................  $ 21,436,544  $ 70,623,784  $ 56,055,565  $ 36,936,728  $ 28,772,896

                                                         ------------  ------------  ------------  ------------  ------------
                                                         ------------  ------------  ------------  ------------  ------------

                       See notes to financial statements.
                                       29

                               SEPARATE ACCOUNT B
                  COMBINED STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                                DIVISIONS INVESTING IN
                           ------------------------------------------------------------------------------------------------
                                 FULLY MANAGED SERIES           MULTIPLE ALLOCATION SERIES     CAPITAL APPRECIATION SERIES
                           --------------------------------  --------------------------------  ----------------------------
                                1994             1993             1994             1993            1994           1993
                           ---------------  ---------------  ---------------  ---------------  -------------  -------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations
  Net investment
   income................  $     1,760,583  $     2,384,033       $7,700,268  $    15,125,636  $     867,946       $565,868
  Net realized gain on
   investments...........        1,060,123          524,624        2,843,973          295,483      1,426,613        246,599
  Net change in
   unrealized
   appreciation
   (depreciation) of
   investments...........      (12,528,536)       1,699,232      (17,050,431)         672,723     (4,731,195)     2,955,304
                           ---------------  ---------------  ---------------  ---------------  -------------  -------------
Net increase in net
 assets resulting from
 operations..............       (9,707,830)       4,607,889       (6,506,190)      16,093,842     (2,436,636)     3,767,771
                           ---------------  ---------------  ---------------  ---------------  -------------  -------------
Contract related
 transactions (Note 3)
  Premiums...............       21,742,235       70,788,527       74,594,438      150,788,747     19,196,186     63,986,159
  Net transfers among
   Divisions and
   Guaranteed Interest
   Division and Separate
   Account D of Golden
   American..............      (11,098,109)         108,564       (9,842,434)       5,675,110     (6,162,504)     3,402,619
Benefits, surrenders and
 other withdrawals.......       (9,049,892)      (4,050,100)     (30,149,866)     (12,915,093)    (7,902,148)    (2,392,822)
Contract related charges
 and fees................       (1,341,160)        (516,502)      (3,746,076)      (1,609,228)    (1,148,856)      (331,307)
                           ---------------  ---------------  ---------------  ---------------  -------------  -------------
Net increase (decrease)
 in net assets resulting
 from Contract related
 transactions............          253,074       66,330,489       30,856,062      141,939,536      3,982,678     64,664,649
                           ---------------  ---------------  ---------------  ---------------  -------------  -------------
Net increase (decrease)
 in net assets...........       (9,454,756)      70,938,378       24,349,872      158,033,378      1,546,042     68,432,420
Net Assets:
  Beginning of Year......      108,290,963       37,352,585      273,158,122      115,124,744     86,798,642     18,366,222
                           ---------------  ---------------  ---------------  ---------------  -------------  -------------
  End of Year............  $    98,836,207  $   108,290,963     $297,507,994  $   273,158,122  $  88,344,684    $86,798,642
                           ---------------  ---------------  ---------------  ---------------  -------------  -------------
                           ---------------  ---------------  ---------------  ---------------  -------------  -------------

                                                     DIVISIONS INVESTING IN
                           ------------------------------------------------------------------------
                                                                                          MARKET
                                                                                         MANAGER
                             RISING DIVIDENDS SERIES       EMERGING MARKETS SERIES        SERIES        COMBINED
                           ----------------------------  ----------------------------  ------------  ---------------
                               1994         1993 (a)         1994         1993 (a)       1994 (b)         1994
                           -------------  -------------  -------------  -------------  ------------  ---------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations
  Net investment
   income................       $317,108  $       4,934  $   2,125,768  $     (24,280) $      6,515  $    18,738,925
  Net realized gain on
   investments...........         54,552       --              836,706       --                   3        8,589,728
  Net change in
   unrealized
   appreciation
   (depreciation) of
   investments...........       (826,030)       220,884    (13,792,966)     3,970,717          (511)     (63,962,262)
                           -------------  -------------  -------------  -------------  ------------  ---------------
Net increase in net
 assets resulting from
 operations..............       (454,370)       225,818    (10,830,492)     3,946,437         6,007      (36,633,609)
                           -------------  -------------  -------------  -------------  ------------  ---------------
Contract related
 transactions (Note 3)
  Premiums...............     25,149,913     11,566,378     30,112,986     13,923,417     1,414,129      284,247,747
  Net transfers among
   Divisions and
   Guaranteed Interest
   Division and Separate
   Account D of Golden
   American..............     15,544,356      2,632,922     14,777,915     12,702,200     1,334,937        2,260,444
Benefits, surrenders and
 other withdrawals.......     (3,843,523)       (25,387)    (4,285,144)       (62,486)      --           (91,898,086)
Contract related charges
 and fees................       (398,993)       (12,349)      (516,806)       (20,979)       (2,625)     (10,666,595)
                           -------------  -------------  -------------  -------------  ------------  ---------------
Net increase (decrease)
 in net assets resulting
 from Contract related
 transactions............     36,451,753     14,161,564     40,088,951     26,542,152     2,746,441      183,943,510
                           -------------  -------------  -------------  -------------  ------------  ---------------
Net increase (decrease)
 in net assets...........     35,997,383     14,387,382     29,258,459     30,488,589     2,752,448      147,309,901
Net Assets:
  Beginning of Year......     14,387,382       --           30,488,589       --             --           707,508,522
                           -------------  -------------  -------------  -------------  ------------  ---------------
  End of Year............    $50,384,765  $  14,387,382  $  59,747,048  $  30,488,589  $  2,752,448  $   854,818,423
                           -------------  -------------  -------------  -------------  ------------  ---------------
                           -------------  -------------  -------------  -------------  ------------  ---------------

                                1993
                           ---------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations
  Net investment
   income................  $    21,124,659
  Net realized gain on
   investments...........        3,160,621
  Net change in
   unrealized
   appreciation
   (depreciation) of
   investments...........       14,478,834
                           ---------------
Net increase in net
 assets resulting from
 operations..............       38,764,114
                           ---------------
Contract related
 transactions (Note 3)
  Premiums...............      455,722,426
  Net transfers among
   Divisions and
   Guaranteed Interest
   Division and Separate
   Account D of Golden
   American..............       (3,870,567)
Benefits, surrenders and
 other withdrawals.......      (32,742,677)
Contract related charges
 and fees................       (3,740,752)
                           ---------------
Net increase (decrease)
 in net assets resulting
 from Contract related
 transactions............      415,368,430
                           ---------------
Net increase (decrease)
 in net assets...........      454,132,544
Net Assets:
  Beginning of Year......      253,375,978
                           ---------------
  End of Year............  $   707,508,522
                           ---------------
                           ---------------

(a) Commencement of Operations, October 4, 1990.
(b) Commencement of Operations, November 14, 1994.

                       See notes to financial statements.

                               SEPARATE ACCOUNT B
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

1.  ORGANIZATION
    Separate Account B (the "Account") was established on June 14, 1988, by Golden American Life Insurance Company ("Golden American"), under Minnesota insurance law to support the operations of variable annuity contracts ("Contracts"). Effective September 30, 1992, Golden American became a wholly-owned subsidiary of BT Variable, Inc. ("BTV"), an indirect wholly-owned subsidiary of Bankers Trust Company ("Bankers Trust"). Previously, Golden American was owned by Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit"). Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware.

    Operations of the Account commenced on January 25, 1989. Golden American provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account or to the Golden American Guaranteed Interest Division and the Managed Global Division of Separate Account D, which are not part of the Account, as elected by the Contractowners. The assets of the Account are owned by Golden American. The portion of the Account's assets applicable to Contracts will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden American.

    The Account makes available, under GoldenSelect Contracts, eleven investment divisions: the Liquid Asset, the Limited Maturity Bond, the Natural Resources, the All-Growth, the Real Estate, the Fully Managed, the Multiple Allocation, the Capital Appreciation (commenced operations on May 4, 1992), the Rising Dividends (commenced operations October 4, 1993), the Emerging Markets (commenced operations on October 4, 1993) and the Market Manager (commenced operations November 14, 1994) Divisions ("Divisions"). The assets in each Division are invested in shares of a designated series ("Series") of a mutual fund, The GCG Trust (the "Trust"). The account also includes The Fund For Life Division, which is not included in the accompanying financial statements, and which, ceased to accept new contracts effective December 31, 1994.

    The Account is a unit investment trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

    The net assets maintained in the Account provide the basis for the periodic determination of the amount of benefits under the Contracts. The net assets may not be less than the amount required under state law to provide for death benefits (without regard to the minimum death benefit guarantee) and other
Contract benefits. Additional assets are held in Golden American's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee. Golden American has entered into a reinsurance agreement with an unaffiliated reinsurer to cover insurance risk under the Contracts. Golden American remains liable to the extent that the reinsurer does not meet its obligations under the reinsurance agreement.

    In a transaction that closed on September 30, 1992, Bankers Trust acquired from Mutual Benefit, in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and Directed Services, Inc. ("DSI"), an affiliate of Golden American, and certain related assets and contributed them to BTV. The transaction had no effect on the accompanying financial statements of the Account.

                               SEPARATE ACCOUNT B
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is  a summary of  the significant accounting  policies of  the
Account:

    INVESTMENTS:   Investments are made  in shares of a  Series of the Trust and are valued at the net asset value per share of the respective Series of the Trust.

    Investment transactions in each Series of the Trust are recorded on the trade date. Distributions of net investment income and capital gains of each Series of the Trust are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Series of the Trust are determined on the identified cost basis.

    For the years ended December 31, 1994 and 1993, the cost of purchases of shares of the Trust aggregated $352,604,679 and $483,230,191, respectively and the proceeds from sales of shares of the Trust aggregated $149,774,421 and $46,471,631, respectively.

    FEDERAL INCOME TAXES: Operations of the Account form a part of, and are taxed with, the total operations of Golden American which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Contractowners are excluded in the determination of the federal income tax liability of Golden American.

3.  CHARGES AND FEES
    Under the terms of the Contracts, certain charges are allocated to the Contracts to cover Golden American's expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges:

    MORTALITY AND EXPENSE RISK CHARGES: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account at annual rates ranging from 0.80% to 1.25% of the assets attributable to Contracts to cover these risks.

    ADMINISTRATIVE CHARGE: An administrative charge of $40 per Contract year is deducted from accumulation value of Deferred Annuity Contracts to cover ongoing administrative expenses. The charge is deducted on the Contract processing date at the end of the Contract processing period. This charge has been waived for certain offerings of the Contract. For certain Contracts, a daily charge at an annual rate of .10% is deducted from assets attributable to such Contracts.

    MINIMUM DEATH BENEFIT GUARANTEE CHARGE: For certain Contracts, a minimum death benefit guarantee charge of up to $1.20 per $1,000 of guaranteed death benefit per Contract year is deducted from the accumulation value of Deferred Annuity Contracts on each Contract processing date.

    PREMIUM TAXES: For certain contracts, premium taxes are deducted, where applicable, from the accumulation value of each Contract. The amount and timing of the deduction depend on the annuitant's state of residence and currently ranges up to 3.5% of premiums.

    OTHER CHARGES: Five free investment re-allocations among Divisions per Contract are allowed each Contract year. For each additional investment re-allocation, a $25 charge is deducted from the amount transferred from each Division.

    CONTRACT SALES LOAD AND PREMIUM TAXES: A sales load of up to 7 1/2% is applicable to each premium payment for sales related expenses as specified in the Contracts (see Note 4), as is an amount equal to the premium tax applicable to certain Contracts. Although this sales load and the premium tax are chargeable to each premium when it is received by Golden American, the amount of such

                               SEPARATE ACCOUNT B
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

3.  CHARGES AND FEES (CONTINUED)
charges is initially advanced by Golden American to Contractowners and included in the accumulation value and then deducted in equal installments on each contract processing date over a period specified in the Contract. For Deferred Annuity Contracts, the charges are recovered over a period which is the lesser of either six or ten years or the amount of time between the contract date and the annuity commencement date. For Annuity Certain Contracts, the charges are recovered over a period which is the lesser of either six or ten years or the length of the "certain" period, as defined in each Contract. Upon surrender of the Contract, the unamortized deferred sales load and premium taxes are deducted from the accumulation value by Golden American. The net assets retained in the Account by Golden American in the accompanying financial statements represent the unamortized deferred sales load and premium taxes.

Net assets retained in the Account by Golden American:

                                                                                     1994            1993
                                                                                --------------  --------------
Balance at January 1..........................................................  $   37,363,830  $   13,024,324
Sales load advanced...........................................................      16,137,638      27,069,471
Premium tax advanced..........................................................          73,178         206,633
Net transfer from Guaranteed Interest Division and Separate Account D.........         665,964         359,229
Amortization of deferred sales load and premium tax...........................     (10,232,633)     (3,295,827)
                                                                                --------------  --------------
Balance at December 31........................................................  $   44,007,977  $   37,363,830
                                                                                --------------  --------------
                                                                                --------------  --------------

4.  OTHER RELATED PARTY TRANSACTIONS
    DSI, a registered broker/dealer,acts as the distributor and principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the Contracts issued through the Account. For 1994 and 1993, fees paid by Golden American to DSI aggregated $15,939,331 and $30,495,805, respectively.

    Under the terms of an expense limitation agreement ("Expense Agreement") between DSI and the Trust, DSI paid the Trust for ordinary expenses which exceeded certain prescribed limits. For the year ended December 31, 1993, DSI paid the Trust $255,476 relating to the Expense Agreement. The Expense Agreement was terminated effective September 30, 1993, and was replaced by a unified fee payable by the Trust to DSI, covering all expenses of the Trust, except trustee fees which are borne by the Trust.

                               SEPARATE ACCOUNT B

                               DECEMBER 31, 1994

5.  NET RETURN

    The following tables show the net return and the components thereof with respect to the Divisions for the years ended December 1994, 1993, 1992, 1991 and 1990 and assumes the combined expense rates indicated below were in effect for all periods presented.

                        LIQUID ASSET                          LIMITED MATURITY                        NATURAL RESOURCES
           --------------------------------------  --------------------------------------  ---------------------------------------
            1994    1993    1992    1991    1990    1994    1993    1992    1991    1990    1994    1993    1992    1991    1990
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
Investment
 income...   3.70%   2.64%   3.13%   5.66%   7.75%   4.84%   4.38%   5.88%  7.43%    7.97%   2.60%  0.74%    1.18%  1.24%    1.13%
Net
 realized
 and
unrealized
 gain
 (loss) on
 invest-
  ments...   --        --    --      --      --     (6.03)   1.82   (1.04)  3.84    (0.10)  (0.07) 49.19   (10.99)  3.46   (14.97)
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
    Gross
 return...   3.70    2.64    3.13    5.66    7.75   (1.19)   6.20    4.84  11.27     7.87    2.53  49.93    (9.81)  4.70   (13.84)
   Expense
   charges
    (c)...   0.83    0.82    0.83    0.85    0.87    0.79    0.85    0.84   0.89     0.87    0.82   1.20     0.72   0.83     0.69
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
    Net
 return...   2.87%   1.82%   2.30%   4.81%   6.88%  (1.98)%  5.35%   4.00% 10.38%    7.00%   1.71% 48.73%  (10.53)% 3.87%  (14.53)%
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------

                         ALL-GROWTH                             REAL ESTATE                             FULLY MANAGED
           --------------------------------------  --------------------------------------  ---------------------------------------
            1994    1993    1992    1991    1990    1994    1993    1992    1991    1990    1994    1993    1992    1991    1990
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
Investment
 income...   0.84%   0.39%   0.55%   1.25%   1.54%   5.36%   3.30%   5.11%  6.12%    5.24%   2.66%  3.08%    2.13%  3.38%    3.22%
Net
 realized
 and
unrealized
gain
(loss) on
invest-
ments...   (11.62)   6.17  (3.14)   35.23  (8.88)    0.98   13.97   8.76   27.94   (26.02)  (9.93)  4.51     4.10  25.55    (6.40)
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
    Gross
 return... (10.78)   6.56   (2.59)  36.48   (7.34)   6.34   17.27   13.87  34.06   (20.78)  (7.27)  7.59     6.23  28.93    (3.18)
   Expense
   charges
    (c)...   0.71    0.86    0.78    1.09    0.75    0.85    0.94    0.91   1.07     0.64    0.74   0.86     0.85   1.04     0.78
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
    Net
 return... (11.49)%  5.70%  (3.37)% 35.39%  (8.09)%  5.49%  16.33%  12.96% 32.99%  (21.42)% (8.01)% 6.73%    5.38% 27.89%   (3.96)%
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------

                                                                                               RISING         EMERGING
                    MULTIPLE ALLOCATION                     CAPITAL APPRECIATION             DIVIDENDS        MARKETS
           --------------------------------------          ----------------------          --------------  --------------
            1994    1993    1992    1991    1990            1994    1993   1992 (a)         1994   1993 (b)  1994  1993 (b)
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------
Investment
 income...   3.53%   6.92%   4.61%   5.69%   5.51%           1.98%   1.40%  0.87%            1.37%  0.14%    3.79%  --%
Net
 realized
 and
unrealized
 gain
 (loss) on
 invest-
  ments...  (4.71)   4.21  (2.73)  14.33  (0.77)            (3.57)   6.91  10.00            (0.78)  3.00   (18.97) 24.40
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------
    Gross
 return...  (1.18)  11.13    1.88   20.02    4.74           (1.59)   8.31  10.87             0.59   3.14   (15.18) 24.40
   Expense
   charges
    (c)...   0.78    0.89    0.82    0.95    0.84            0.79    0.87   0.59             0.80   0.20     0.67   0.24
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------
    Net
 return...  (1.96)% 10.24%   1.06%  19.07%   3.90%         (2.38)%   7.44% 10.28%          (0.21)%  2.94% (15.85)% 24.16%
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------

(a) Commencement of operations, May 4, 1992.
(b) Commencement of operations, October 4, 1993.
(c) Expense charges represent the mortality and expense risk charges at an annual rate of .80% of the assets of the Account.

                               SEPARATE ACCOUNT B

                               DECEMBER 31, 1994

5.  NET RETURN

    The following tables show the net return and the components thereof with respect to the Divisions for the years ended December 1994, 1993, 1992, 1991 and 1990 and assumes the combined expense rates indicated below were in effect for all periods presented.

                        LIQUID ASSET                          LIMITED MATURITY                        NATURAL RESOURCES
           --------------------------------------  --------------------------------------  ---------------------------------------
            1994    1993    1992    1991    1990    1994    1993    1992    1991    1990    1994    1993    1992    1991    1990
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
Investment
 income...   3.70%   2.64%   3.13%   5.66%   7.75%   4.84%   4.38%   5.88%  7.43%    7.97%   2.60%  0.74%    1.18%  1.24%    1.13%
Net
 realized
 and
unrealized
 gain
 (loss) on
 invest-
 ments...    --      --     --       --      --     (6.03)   1.82   (1.04)  3.84    (0.10)  (0.07) 49.19   (10.99)  3.46   (14.97)
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
    Gross
 return...   3.70    2.64    3.13    5.66    7.75   (1.19)   6.20    4.84  11.27     7.87    2.53  49.93    (9.81)  4.70   (13.84)
   Expense
   charges
    (d)...   1.04    1.03    1.04    1.06    1.08    0.98    1.06    1.05   1.11     1.08    1.02   1.50     0.90   1.04     0.86
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
    Net
 return...   2.66%   1.61%   2.09%   4.60%   6.67%  (2.17)%  5.14%   3.79% 10.16%    6.79%   1.51% 48.43%  (10.71)% 3.66%  (14.70)%
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------


                         ALL-GROWTH                             REAL ESTATE                             FULLY MANAGED
           --------------------------------------  --------------------------------------  ---------------------------------------
            1994    1993    1992    1991    1990    1994    1993    1992    1991    1990    1994    1993    1992    1991    1990
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
Investment
 income...   0.84%   0.39%   0.55%   1.25%   1.54%   5.36%   3.30%   5.11%  6.12%    5.24%   2.66%  3.08%    2.13%  3.38%    3.22%
Net
 realized
 and
unrealized
 gain
 (loss) on
 invest-
 ments...  (11.62)   6.17   (3.14)  35.23   (8.88)   0.98   13.97    8.76  27.94   (26.02)  (9.93)  4.51     4.10  25.55    (6.40)
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
    Gross
 return... (10.78)   6.56   (2.59)  36.48   (7.34)   6.34   17.27   13.87  34.06   (20.78)  (7.27)  7.59     6.23  28.93    (3.18)
   Expense
   charges
    (d)...   0.89    1.07    0.98    1.36    0.94    1.06    1.17    1.14   1.34     0.80    0.93   1.08     1.07   1.29     0.97
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
    Net
 return... (11.67)%  5.49%  (3.57)% 35.12%  (8.28)%  5.28%  16.10%  12.73% 32.72%  (21.58)% (8.20)% 6.51%   5.16%  27.64%   (4.15)%
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------

                                                                                               RISING         EMERGING     MARKET
                    MULTIPLE ALLOCATION                     CAPITAL APPRECIATION             DIVIDENDS        MARKETS      MANAGER
           --------------------------------------          ----------------------          --------------  --------------  -------
            1994    1993    1992    1991    1990            1994    1993   1992 (a)         1994   1993 (b)  1994  1993 (b) 1994 (c)
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------  -------
Investment
 income...   3.53%   6.92%   4.61%   5.69%   5.51%           1.98%   1.40%  0.87%            1.37%  0.14%    3.79%  --%      0.24%
Net
 realized
 and
unrealized
 gain
 (loss) on
 invest-
 ments...   (4.71)   4.21  (2.73)   14.33   (0.77)          (3.57)   6.91  10.00            (0.78)  3.00   (18.97)  24.40     0.20
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------  -------
    Gross
 return...  (1.18)  11.13    1.88   20.02    4.74           (1.59)   8.31  10.87             0.59   3.14   (15.18)  24.40     0.44
   Expense
   charges
    (d)...   0.98    1.11    1.02    1.19    1.06            0.98    1.09   0.74             1.00   0.25     0.84    0.30      0(e)
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------  -------
    Net
 return...  (2.16)% 10.02%   0.86%  18.83%   3.68%         (2.57)%   7.22% 10.13%          (0.41)%  2.89% (16.02)% 24.10%   0.44%
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------  -------
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------  -------

(a) Commencement of operations, May 4, 1992.
(b) Commencement of operations, October 4, 1993.
(c) Commencement of operations November 14, 1994. Net return is not annualized
(d) Expense charges represent only the combined mortality and expense risk and asset-based administrative charges at an annual rate of 1.00% of the assets of the Account. Such charges became effective May 1, 1991 for contracts issued on and after such date. In the above tables, the net returns were calculated as though the combined expense rate of 1.00% had been in effect since January 1, 1990.
(e) During the period November 14, 1994 through December 31, 1994, all fund operative expense and mortality and expense risk charges were waived. Such expenses would have aggregated 0.26% of average assets.

                               SEPARATE ACCOUNT B
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1994

5.  NET RETURN

    The following tables show the net return and the components thereof with respect to the Divisions for the years ended December 1994, 1993, 1992, 1991 and 1990 and assumes the combined expense rates indicated below were in effect for all periods presented.

                        LIQUID ASSET                          LIMITED MATURITY                        NATURAL RESOURCES
           --------------------------------------  --------------------------------------  ---------------------------------------
            1994    1993    1992    1991    1990    1994    1993    1992    1991    1990    1994    1993    1992    1991    1990
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
Investment
 income...   3.70%   2.64%   3.13%   5.66%   7.75%   4.84%   4.38%   5.88%  7.43%    7.97%   2.60%  0.74%    1.18%  1.24%    1.13%
Net
 realized
 and
unrealized
 gain
 (loss) on
 invest-
 ments...    --     --       --      --      --     (6.03)   1.82   (1.04)  3.84    (0.10)  (0.07) 49.19   (10.99)  3.46   (14.97)
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
    Gross
 return...   3.70    2.64    3.13    5.66    7.75   (1.19)   6.20    4.84  11.27     7.87    2.53  49.93    (9.81)  4.70   (13.84)
   Expense
   charges
    (c)...   1.40    1.39    1.40    1.43    1.46    1.33    1.43    1.42   1.50     1.46    1.38   2.03     1.22   1.41     1.17
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
    Net
 return...   2.30%   1.25%   1.73%   4.23%   6.29%  (2.52)%  4.77%   3.42%  9.77%   6.41%   1.15%  47.90%  (11.03)% 3.29%  (15.01)%
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------


                         ALL-GROWTH                             REAL ESTATE                             FULLY MANAGED
           --------------------------------------  --------------------------------------  ---------------------------------------
            1994    1993    1992    1991    1990    1994    1993    1992    1991    1990    1994    1993    1992    1991    1990
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
Investment
 income...   0.84%   0.39%   0.55%   1.25%   1.54%   5.36%   3.30%   5.11%  6.12%    5.24%   2.66%  3.08%    2.13%  3.38%    3.22%
Net
 realized
 and
unrealized
 gain
 (loss) on
 invest-
 ments...  (11.62)   6.17  (3.14)  35.23  (8.88)    0.98   13.97    8.76   27.94   (26.02)  (9.93)  4.51     4.10  25.55    (6.40)
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
    Gross
 return... (10.78)   6.56   (2.59)  36.48   (7.34)   6.34   17.27   13.87  34.06   (20.78)  (7.27)  7.59     6.23  28.93    (3.18)
   Expense
   charges
    (c)...   1.20    1.44    1.32    1.84    1.26    1.43    1.58    1.54   1.80     1.07    1.25   1.46     1.44   1.74     1.31
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
    Net
 return... (11.98)%  5.12%  (3.91)% 34.64%  (8.60)%  4.91%  15.69%  12.33% 32.26% (21.85)%  (8.52)%  6.13%   4.79% 27.19%   (4.49)%
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  -------

                                                                                               RISING         EMERGING
                    MULTIPLE ALLOCATION                     CAPITAL APPRECIATION             DIVIDENDS        MARKETS
           --------------------------------------          ----------------------          --------------  --------------
            1994    1993    1992    1991    1990            1994    1993   1992 (a)         1994   1993 (b)  1994  1993 (b)
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------
Investment
 income...   3.53%   6.92%   4.61%   5.69%   5.51%           1.98%   1.40%  0.87%            1.37%  0.14%    3.79%  --%
Net
 realized
 and
unrealized
 gain
 (loss) on
 invest-
 ments...  (4.71)   4.21   (2.73)  14.33   (0.77)          (3.57)   6.91   10.00            (0.78)  3.00   (18.97) 24.40
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------
    Gross
 return...  (1.18)  11.13    1.88   20.02    4.74           (1.59)   8.31  10.87             0.59   3.14   (15.18) 24.40
   Expense
   charges
    (c)...   1.33    1.50    1.38    1.61    1.42            1.33    1.46   1.00             1.35   0.34     1.14   0.41
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------
    Net
 return...  (2.51)%  9.63%   0.50%  18.41%   3.32%         (2.92)%   6.85%  9.87%          (0.76)%  2.80% (16.32)% 23.99%
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------
           ------  ------  ------  ------  ------          ------  ------  ------          ------  ------  ------  ------

(a) Commencement of operations, May 4, 1992.
(b) Commencement of operations, October 4, 1993.
(c) Expense charges represent only the combined mortality and expense risk and asset-based administrative charges at an annual rate of 1.35% of the assets of the Account. Such charges became effective May 1, 1991 for contracts issued on and after such date. In the above tables, the net returns were calculated as though the combined expense rate of 1.35% had been in effect since January 1, 1990.

                                       36

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Contractowners and Board of Governors
THE MANAGED GLOBAL ACCOUNT OF SEPARATE ACCOUNT D

    We have audited the accompanying statement of assets and liabilities of The Managed Global Account of Separate Account D, including the statement of investments, as of December 31, 1994, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1994 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Managed Global Account of Separate Account D at December 31, 1994, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP

New York, New York
February 10, 1995

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994

ASSETS
  Investments, at value (cost $90,208,934)....................................  $85,946,412
  Cash........................................................................      278,515
  Dividends and interest receivable...........................................       98,042
  Prepaid expenses and other assets...........................................        7,918
                                                                                -----------
      Total Assets............................................................   86,330,887
                                                                                -----------
LIABILITIES
  Payable to Golden American for contract related expenses....................       46,106
  Accrued expenses............................................................       76,226
                                                                                -----------
      Total Liabilities.......................................................      122,332
                                                                                -----------
      Total Net Assets........................................................  $86,208,555
                                                                                -----------
                                                                                -----------
NET ASSETS
  For variable annuity contracts..............................................  $81,674,591
  Retained in The Managed Global Account of Separate Account D by Golden
   American...................................................................    4,533,964
                                                                                -----------
      Total Net Assets........................................................  $86,208,555
                                                                                -----------
                                                                                -----------

                       See notes to financial statements.

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

INVESTMENT INCOME:
  Dividends (Net of $53,740 foreign taxes withheld)...........................  $    457,838
  Interest (Net of $1,330 foreign taxes withheld).............................     1,211,036
                                                                                ------------
      Total investment income.................................................     1,668,874
EXPENSES:
  Management and advisory fees................................................       834,367
  Mortality and expense risk and administrative charges.......................       831,890
  Custodian fees..............................................................        84,877
  Fund accounting fees........................................................        68,428
  Amortization of organizational expenses.....................................        29,200
  Legal fees..................................................................        28,916
  Auditing fees...............................................................        25,536
  Interest....................................................................        23,218
  Insurance premiums for fidelity bond........................................        22,535
  Proxy.......................................................................        19,368
  Printing and mailing........................................................        12,445
  Registration fees...........................................................         3,463
  Directors' fees and expenses................................................         3,289
  Other.......................................................................        12,284
                                                                                ------------
      Total expenses..........................................................     1,999,816
  Less amounts paid by the investment manager pursuant to expense limitation
   agreement..................................................................       (71,175)
                                                                                ------------
      Net expenses............................................................     1,928,641
                                                                                ------------
NET INVESTMENT LOSS...........................................................      (259,767)
                                                                                ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on:
    Investments...............................................................       357,057
    Options...................................................................       (14,024)
    Futures...................................................................      (100,164)
    Foreign currency transactions.............................................    (1,606,427)
                                                                                ------------
                                                                                  (1,363,558)
                                                                                ------------
  Net change in unrealized appreciation (depreciation) of:
    Investments...............................................................   (10,287,249)
    Futures and options.......................................................    (1,063,664)
    Foreign currency transactions.............................................      (161,039)
                                                                                ------------
                                                                                 (11,511,952)
                                                                                ------------
  Net realized and unrealized loss............................................   (12,875,510)
                                                                                ------------
    Net decrease in net assets resulting from operations......................   (13,135,277)
                                                                                ------------
                                                                                ------------

                       See notes to financial statements.

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                        1994            1993
                                                                                   --------------  --------------
(DECREASE) INCREASE IN NET ASSETS
OPERATIONS:
  Net investment loss............................................................  $     (259,767) $     (269,919)
  Net realized loss from investment and foreign currency transactions............      (1,363,558)     (3,529,193)
  Net unrealized (depreciation) appreciation of investment and foreign currency
   transactions..................................................................     (11,511,952)      7,269,059
                                                                                   --------------  --------------
  Net (decrease) increase in net assets resulting from operations................     (13,135,277)      3,469,947
                                                                                   --------------  --------------
CONTRACT RELATED TRANSACTIONS:
  Premiums.......................................................................      22,680,207      45,381,393
  Benefits, surrenders and other withdrawals.....................................      (8,496,158)     (3,073,207)
  Net transfers (to) from Separate Account B and Guaranteed Interest Division of
   Golden American...............................................................      (2,244,552)      4,544,018
  Contract related charges and fees..............................................      (1,073,158)       (544,060)
                                                                                   --------------  --------------
  Net increase in net assets resulting from contract related transactions........      10,866,339      46,308,144
                                                                                   --------------  --------------
  Net (decrease) increase in net assets..........................................      (2,268,938)     49,778,091
NET ASSETS:
  Beginning of year..............................................................      88,477,493      38,699,402
                                                                                   --------------  --------------
  End of year....................................................................  $   86,208,555  $   88,477,493
                                                                                   --------------  --------------
                                                                                   --------------  --------------

                       See notes to financial statements.

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                              SEPARATE ACCOUNT "D"
                STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994

                                PERCENT
                                OF NET    PRINCIPAL
                                ASSETS     AMOUNT                                                 VALUE(+)
                                ------  -------------                                            -----------
REPURCHASE AGREEMENT            5.8%    $   4,966,000  PNC Securities, 5.50%, dated 12/30/94,
                                                        due 01/03/95, collateralized by
                                                        $5,055,000 in principal amount of U.S.
                                                        Treasury Notes 5.875%, due 05/31/96
                                                        (Cost $4,966,000)......................  $ 4,966,000
                                                                                                 -----------
CONVERTIBLE BONDS               6.0%    $     920,000  United Micro Electronics Conv. Bonds,
                                                        1.25%, 6/8/04 (Taiwan).................    1,423,700
                                          AUD  33,000  BTR Nylex LTD, 9% Conv. Notes 11/30/49,
                                                        (Australia)............................      258,307
                                         Y111,000,000  Matsushita Electric Works Conv. Bonds,
                                                        2.70%, 5/31/02 (Japan).................    1,193,788
                                        $     800,000  Yang Ming Marine Conv. Bonds, 2.00%,
                                                        10/6/01 (Taiwan) (c)...................      916,000
                                               90,000  Yang Ming Marine Conv. Bonds, 2.00%,
                                                        10/6/01 (Taiwan).......................      103,050
                                         FF 7,512,750  SCOR SA 3%, Conv. Bonds, 1/1/01
                                                        (France)...............................    1,299,230
                                                                                                 -----------
                                                       Total Convertible Bonds
                                                        (Cost $5,275,355)......................    5,194,075
                                                                                                 -----------
COMMON STOCKS                  85.2%         SHARES
                                        -------------
BANKS                           3.2%           16,000  Arab Malaysian Merchant Bank BHD
                                                        (Malaysia).............................      151,665
                                                4,000  Banco Frances Rio Plata ADR
                                                        (Argentina)............................       85,500
                                               18,300  Banco Frances Del Rio Plata
                                                        (Argentina)............................      121,022
                                              119,000  Development Bank of Singapore
                                                        (Singapore)............................    1,224,280
                                              422,000  Foereningsbanken AB Serjes A (a)
                                                        (Sweden)...............................      824,219
                                               79,500  Thailand Military Bank LTD (Thailand)...      335,737
                                                                                                 -----------
                                                                                                   2,742,423
                                                                                                 -----------
BEVERAGES                       1.7%          764,500  Lion Nathan LTD (New Zealand)...........    1,455,776
                                                                                                 -----------
BUILDING & CONSTRUCTION         5.1%          113,400  Cementos De Mexico SA ADR (a)
                                                        (Mexico)...............................    1,151,237
                                                5,000  Grupo Mexicand De Desarollo (Mexico)....       38,125
                                               47,100  Grupo Tribasa SA ADR (a) (Mexico).......      783,038
                                                2,400  Maculan Holdings AG (Austria)...........      198,165
                                               23,800  Tsuchiya Home (Japan)...................      586,089
                                              100,000  United Construction (a) (Australia).....       73,625
                                               15,500  VA Technologie (a) (Australia)..........    1,561,376
                                                                                                 -----------
                                                                                                   4,391,655
                                                                                                 -----------
CHEMICALS                       6.1%           43,700  Norsk Hydro AS ADR (Norway).............    1,709,763
                                               20,600  PT TriPolyta Indonesia ADR (a)
                                                        (Indonesia)............................      499,550
                                               51,200  Reliance Industries GDS (a) (India).....    1,011,200
                                               98,000  Shin - Etsu Chemical (Japan)............    1,950,347
                                                                                                 -----------
                                                                                                   5,170,860
                                                                                                 -----------
COSMETICS                       3.2%          164,000  KAO Corp. (Japan).......................    1,862,700
                                               79,000  NEC Corp. (Japan).......................      905,217
                                                                                                 -----------
                                                                                                   2,767,917
                                                                                                 -----------
DIVERSIFIED                     1.9%          676,000  BTR Nylex LTD (Australia)...............    1,257,360
                                               64,000  Westmont Berhad (Malaysia)..............      398,590
                                                                                                 -----------
                                                                                                   1,655,950
                                                                                                 -----------
DRUGS                           1.5%           50,200  Astra AB (Sweden).......................    1,284,752
                                                                                                 -----------

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                              SEPARATE ACCOUNT "D"
          STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994 (CONTINUED)

                                PERCENT
                                OF NET
                                ASSETS     SHARES                                                 VALUE(+)
                                ------  -------------                                            -----------
COMMON STOCKS -- CONTINUED
ELECTRONICS                     9.6%            4,400  Austria Mikro System (Austria)..........  $   331,817
                                                1,465  BBC Brown Boveri (Switzerland)..........    1,261,310
                                               80,000  Hitachi LTD (Japan).....................      795,256
                                              464,000  IPC LTD (Singapore).....................      316,653
                                                9,500  Sony ADR (Japan)........................      533,187
                                               44,000  Sony (Japan)............................    2,498,744
                                               53,000  TDK Corp. (Japan).......................    2,573,022
                                                                                                 -----------
                                                                                                   8,309,989
                                                                                                 -----------
ENTERTAINMENT                   3.3%           77,200  Thorn EMI PLC (United Kingdom)..........    1,250,466
                                                9,100  TOHO (Japan)............................    1,600,664
                                                                                                 -----------
                                                                                                   2,851,130
                                                                                                 -----------
FINANCIAL SERVICES              14.2%          75,000  Ampal American Israel Cl. A (a)
                                                        (Israel)...............................      496,875
                                               35,900  Anglovaal LTD (South Africa)............    1,101,227
                                                3,565  Banco DeGalica Buenos Aires SA ADR
                                                        (Argentina)............................       61,496
                                               58,100  Banco Santander SA ADR (Spain)..........    2,222,325
                                               38,732  Banesto SA ADS (a) (Spain)..............      115,094
                                            2,583,854  Brierley Investment LTD (New Zealand)...    1,865,723
                                                2,640  Cetelem (France)........................      472,400
                                               50,000  Goven & Company PLC (United Kingdom)....      278,570
                                               71,200  Grupo Financiero Bancomer SA ADR (a)
                                                        (Mexico)...............................      844,218
                                              466,800  Industrial Finance Corporation of
                                                        Thailand (Thailand)....................      994,972
                                               65,000  Japan Securities Finance (Japan)........    1,077,998
                                              630,000  Singer & Friedlander Group (United
                                                        Kingdom)...............................      847,917
                                               88,200  YPF SA ADR (Argentina)..................    1,885,275
                                                                                                 -----------
                                                                                                  12,264,090
                                                                                                 -----------
HOSPITAL MANAGEMENT             1.2%          295,400  Takare PLC (United Kingdom).............    1,017,062
                                                                                                 -----------
INDUSTRIAL                      2.2%           32,100  Celsius Industries Cl. B (Sweden).......      713,429
                                               31,900  Murata Manufacturing LTD (Japan)........    1,234,446
                                                                                                 -----------
                                                                                                   1,947,875
                                                                                                 -----------
INSURANCE                       0.3%           10,080  SCOR SA (France)........................      224,755
                                                                                                 -----------
LEISURE RELATED                 0.3%            4,000  Sankyo Company, LTD (Japan).............      269,374
                                                                                                 -----------
METALS & MINING                 2.6%           49,000  Hindalco Industries GDR (a) (India).....    1,641,500
                                               79,100  Niugini Mining (a) (Australia)..........      242,145
                                              287,000  Pasminco LTD (a) (Australia)............      400,365
                                                                                                 -----------
                                                                                                   2,284,010
                                                                                                 -----------
OFFICE EQUIPMENT                3.2%            2,900  Canon ADR (Japan).......................      246,500
                                              149,000  Canon (Japan)...........................    2,531,008
                                                                                                 -----------
                                                                                                   2,777,508
                                                                                                 -----------
OIL & GAS                       5.6%           51,000  Elf Aquitaine ADR (France)..............    1,797,750
                                               19,200  Francaise de Petroleum Total (France)...    1,115,953
                                              516,900  Woodside Petroleum LTD (Australia)......    1,898,832
                                                                                                 -----------
                                                                                                   4,812,535
                                                                                                 -----------
PAPER                           3.0%          420,000  Fletcher Challenge LTD (New Zealand)....      984,955
                                               36,650  Metsa Serla B (Finland).................    1,608,609
                                                                                                 -----------
                                                                                                   2,593,564
                                                                                                 -----------

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                              SEPARATE ACCOUNT "D"
          STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994 (CONTINUED)

                                PERCENT
                                OF NET
                                ASSETS     SHARES                                                 VALUE(+)
                                ------  -------------                                            -----------
PHOTO & OPTICAL                 0.6%          114,000  Pt Modern Photo Film Company
                                                        (Indonesia)............................  $   482,128
                                                                                                 -----------
PRINTING & PUBLISHING           1.2%          253,734  News Corporation LTD (Australia)........      993,051
                                                                                                 -----------
RETAIL                          1.7%           33,600  York--Benimaru (Japan)..................    1,475,847
                                                                                                 -----------
TELECOMMUNICATIONS              3.4%           46,000  Lagardere Groupe (France)...............    1,068,765
                                                   61  Nippon Telegraph & Telephone (Japan)....      540,165
                                               31,600  Telefonos de Mexico Cl. L ADR
                                                        (Mexico)...............................    1,295,600
                                                                                                 -----------
                                                                                                   2,904,530
                                                                                                 -----------
TEXTILES                        0.9%           58,700  Tuntex Distinct GDS (Taiwan)............      763,100
                                                                                                 -----------
TRANSPORTATION                  5.7%          188,000  British Airport Authority (United
                                                        Kingdom)...............................    1,391,661
                                                  150  Danzas Holding AG (Switzerland).........      135,218
                                                  682  East Japan Railway (Japan)..............    3,413,770
                                                                                                 -----------
                                                                                                   4,940,649
                                                                                                 -----------
UTILITIES                       3.5%            8,100  ASEA AB (Sweden)........................      586,988
                                               71,900  Capex SA GDR (a) (c) (Argentina)........    1,213,313
                                                3,000  Capex SA GDR (a) (Argentina)............       50,625
                                                  140  DDI (Japan).............................    1,210,172
                                                                                                 -----------
                                                                                                   3,061,098
                                                                                                 -----------
                                                       Total Common Stocks (Cost $77,338,313)     73,441,628
                                                                                                 -----------

CONVERTIBLE PREFERRED STOCKS    1.2%

BUILDING & CONSTRUCTION         0.7%            6,800  Maclun Holdings AG (Australia)..........      561,468

PRINTING & PUBLISHING           0.5%          126,867  News Corporation Ltd Preferred
                                                        (Australia)............................      437,533
                                                                                                 -----------
                                                       Total Convertible Preferred Stocks
                                                       (Cost $1,154,019).......................      999,001
                                                                                                 -----------
WARRANTS AND OPTIONS            1.5%           40,250  Korean Stock Index Option, Expires
                                                        7/1/95 at 100,000 Won (Korea) (b)......    1,343,302
                                                  600  Danza Holding AG., Expires 08/26/96
                                                        (Switzerland)..........................        2,406
                                                                                                 -----------
                                                       Total Warrants and Options (Cost
                                                        $1,475,247)............................    1,345,708
                                                                                                 -----------
                                99.7%                  Total Investments (Cost $90,208,934)....   85,946,412
                                 0.4%                  Total Other Assets......................      384,475
                                (0.1%)                 Liabilities.............................     (122,332)
                                                                                                 -----------
                                100.0%                 Total Net Assets........................  $86,208,555
                                                                                                 -----------
                                                                                                 -----------

NOTES TO STATEMENT OF INVESTMENTS:
(+) See Note 1 of Notes to Financial Statements.
(a) Non-income producing security.
(b) Security is illiquid. Investments in illiquid securities with an aggregate market value of $1,343,302 represent approximately 1.5% of net assets. The valuation of this investment has been determined under the direction of the Board of Governors:


                                      ACQUISITION
ISSUE                ISSUER               DATE       PURCHASE PRICE     VALUATION
-------------------  ---------------  ------------  -----------------  -----------
Korean Stock Index   Peninsula Trust    7/26/94         $  36.14        $  33.37


(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1994, the value of these securities amounted to $3,263,457 or 3.8% of net assets.

                       See notes to financial statements.

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION
    The Managed Global Account of Separate Account D (the "Account") was established on April 18, 1990, by Golden American Life Insurance Company ("Golden American"), under Minnesota insurance law to support the operations of variable annuity contracts ("Contracts"). Golden American is a wholly-owned subsidiary of BT Variable, Inc. ("BTV"), an indirect wholly-owned subsidiary of Bankers Trust Company ("Bankers Trust"). Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware.

    Operations of the Account commenced on October 21, 1992. Golden American provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to the Account. The assets of the Account are owned by Golden American. The portion of the Account's assets applicable to Contracts will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden American.

    The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company.

    The net assets maintained in the Account provide the basis for the periodic determination of the amount of benefits under the Contracts. The net assets may not be less than the reserves and other contract liabilities with respect to the Account. Golden American has entered into a reinsurance agreement with an unaffiliated reinsurer to cover insurance risks under the Contracts. Golden
American remains liable to the extent that the reinsurer does not meet its obligations under the reinsurance agreement.

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is  a summary of  the significant accounting  policies of  the
Account:

    INVESTMENTS VALUATION: The valuation of the Account's assets is determined once each business day, Monday through Friday, at or about 4:00 p.m., New York City time, on each day that the New York Stock Exchange is open for trading.

    Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price at which domestic and foreign securities are traded, or, if no sales are reported, the mean between representative bid and ask quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith under the direction of the Board of Governors. The value of a foreign security is determined in its national currency based upon the price on the pertinent foreign exchange as of its close of business immediately preceding the time of valuation. Domestic and foreign denominated debt securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the Portfolio Manager believes that amortized cost does not approximate market value.

    CURRENCY TRANSLATION: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued. Net realized and unrealized losses on foreign currency transactions of $1,606,427 and $161,039, respectively, represent foreign exchange gains and losses from holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement date on security transactions, and the difference between the amounts of interest and dividends and expenses recorded on the Account's books and the U.S. dollar equivalent amounts actually received or paid. The Account does not separate that portion of the realized and unrealized gains and losses resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of investments.

    INVESTMENT INCOME AND SECURITY TRANSACTIONS: Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the amortization of premiums and discounts, and estimated expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis used for federal income tax purposes.

    FEDERAL INCOME TAXES: Operations of the Account form a part of, and are taxed with, the total operations of Golden American, which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Contractowners are excluded in the determination of the federal income tax liability of Golden American.

3.  SECURITIES TRANSACTIONS

    (a) Purchases and sales of investment securities, excluding short-term securities and options transactions, during the year ended December 31, 1994, were $116,075,263 and $83,822,618, respectively.

    (b) The Account may enter into repurchase agreements in accordance with guidelines approved by the Board of Governors. The account bears a risk of loss in the event that the counterparty to a repurchase agreement defaults on its obligations and the Account is delayed or prevented from exercising its right to dispose of the underlying securities collateralizing the repurchase agreement, including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to assure its rights. The Account takes possession of the collateral, and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Account enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Account has the right to use the underlying securities to offset the loss.

    (c) The Account may write exchange-listed and over-the-counter call and put options on securities, currencies and other financial investments to enhance investment performance. When the Account writes a put or call option, the amount of received premium is included in the Account's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. Premiums received from writing options which expire unexercised are treated by the Account on the expiration date as realized gains. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Account has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Account. In writing an option, the Account bears the market risk of

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  SECURITIES TRANSACTIONS (CONTINUED)
unfavorable changes in the price of the security or currency underlying the written option. Exercise of an option written by the Account could result in the Account selling or buying a security or currency at a price different from the current market value.

    The Account realized losses on written options of $232,104 for the year ended December 31, 1994. Transactions in call and put options written for the year ended December 31, 1994 were as follows:

                                                                     NUMBER OF
                                                                     CONTRACTS       PREMIUMS
                                                                    ------------  --------------

CALL OPTIONS
Options outstanding at beginning of period........................            0   $            0
Options written...................................................          276        1,211,700
Options terminated in closing purchase transactions...............         (276)      (1,211,700)
                                                                    ------------  --------------
Options outstanding at end of period..............................            0                0
                                                                    ------------  --------------
                                                                    ------------  --------------
PUT OPTIONS
Options outstanding at beginning of period........................            0   $            0
Options written...................................................          181          809,540
Options terminated in closing purchase transactions...............         (181)        (809,540)
                                                                    ------------  --------------
Options outstanding at end of period..............................            0   $            0
                                                                    ------------  --------------
                                                                    ------------  --------------

    In addition, the Account may purchase exchange-traded and over-the-counter call and put options on securities, currencies and securities indices. The risk in buying an option is that the Account pays for a premium whether or not the option is exercised. The Account also has the additional risk of not being able to enter into a transaction if a liquid secondary market does not exist. Additionally, the account bears the risk of loss should the counterparty not perform under the contract.

    (d) The Account enters into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the cost of the original contracts and the amount realized upon the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward foreign currency exchange contracts held are recorded for financial reporting purposes as unrealized gains or losses by the Account on a daily basis. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 1994, the Account had no forward foreign currency exchange contracts outstanding.

    (e) The Account may engage in trading financial futures contracts to hedge its portfolio holdings or to enhance investment performance. Consequently, the Account is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Account to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Account recognizes a realized gain or loss. These investments require initial margin deposits

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  SECURITIES TRANSACTIONS (CONTINUED)
which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or the board of trade on which the contract is traded and is subject to change. At December 31, 1994, the Account had no open futures contracts.

4.  CHARGES AND FEES
    Under the terms of the Contracts, certain charges are allocated to the Contracts to cover Golden American's expenses in connection with the issuance and administration of the Contracts. The following is a summary of these charges:

    MORTALITY AND EXPENSE RISK CHARGES: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account at annual rates ranging from 0.80% to 1.35% of the assets attributable to Contracts to cover these risks.

    ASSET BASED ADMINISTRATIVE CHARGE:   To compensate  Golden American for  the
administrative expenses under the Contract, a daily charge at an annual rate of 0.10% is deducted from assets attributable to the Contracts.

    PARTIAL WITHDRAWAL CHARGE: A partial withdrawal charge of the lower of 2% of the withdrawal or $25 is deducted from the accumulation value for each additional partial withdrawal after the first partial withdrawal in a contract year.

    DEFERRED SALES LOAD: A sales load of 6% is applicable to each premium payment for sales related expenses as specified in the Contracts. Although the sales load is chargeable to each premium when it is received by Golden American, the amount of such charge is initially advanced by Golden American to Contractowners and included in the accumulation value and then deducted in equal installments on each Contract processing date over a period of six years. For the year ended December 31, 1994, contract sales loads of $1,039,651 initially advanced by Golden American to the Account were deducted from contractowners' accumulation value. Upon surrender of the Contract, the unamortized deferred sales load is deducted from the accumulation value by Golden American. In addition, when partial withdrawal limits are exceeded, a portion of the unamortized deferred sales load is deducted.

    The  net  assets  retained  in  the  Account  by  Golden  American  in   the
accompanying financial statements represent the unamortized deferred sales load and premium taxes advanced by Golden American, noted above.

    Net Assets Retained in the Account by Golden American are as follows:

                                                                                              DECEMBER 31,
                                                                                          1994           1993
                                                                                      -------------  -------------

Balance at beginning of year........................................................  $   4,668,658  $   2,313,333
Sales load advanced.................................................................      1,338,526      2,671,408
Premium tax advanced................................................................          6,823          5,997
Net transfer (to) from Separate Account B and the Guaranteed Interest Division......       (427,829)       197,052
Amortization of deferred sales load.................................................     (1,052,214)      (519,132)
                                                                                      -------------  -------------
                                                                                      $   4,533,964  $   4,668,658
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  CHARGES AND FEES (CONTINUED)
    PREMIUM TAXES: Premium taxes are deducted, where applicable, from the accumulation value of each Contract. The amount and timing of the deduction depend on the annuitant's state of residence and currently ranges up to 3.5% of premiums. Premium taxes are generally incurred on the annuity commencement date and a charge for such premium taxes is then deducted from the accumulation value on such date. However, some jurisdictions impose a premium tax at the time the initial and additional premiums are paid, regardless of the annuity commencement date. In those states, Golden American advances the amount of the charge for premium taxes to Contractowners and then deducts it from the accumulation value in equal installments on each contract processing date over a six year period. During the year ended December 31, 1994, premium taxes of $6,823 were advanced by Golden American to Contractowners. Golden American is currently waiving the deduction of the applicable installments of the charge for premium taxes previously advanced by Golden American to Contractowners. Golden American reserves the right to deduct the total amount of the charge for premium taxes previously waived and unrecovered on the annuity commencement date or upon surrender of the Contract.

    OPERATING EXPENSES: The Account is charged for management expenses by DSI, the Manager of the Account, based upon the following annual percentage of the Account's average daily net assets: 0.40% of the first $500 million and 0.30% of the amount over $500 million. In addition, Zulauf Asset Management AG, the Account's Portfolio Manager, was paid a monthly advisory fee equal to an annual rate based upon the following percentages of the Account's average daily net assets: 0.60% of the first $500 million and 0.50% of the amount over $500 million. The Board of Governors of the Account terminated, effective June 30, 1994, the Portfolio Management Agreement between Zulauf Asset Management AG and the Account. Effective July 1, 1994, the Board of Governors appointed Warburg Pincus Counsellors, Inc. ("Warburg") as the new portfolio manager of the Account. The Account pays Warburg an advisory fee, payable monthly, based on the average daily net assets of the Account at an annual rate of 0.60% of the first $500 million and 0.50% on the excess thereof. For the year ended December 31, 1994, the Account incurred management and advisory fees of $333,747 and $500,620, respectively.

    The Account bears the expenses of its investment management operations, including expenses associated with custody of securities, portfolio accounting, the Board of Governors, legal and auditing services, registration fees and other related operating expenses. Bankers Trust is the custodian of the assets in the Account. For the year ended December 31, 1994, the Account incurred $84,877 for custodian fees.

    ORGANIZATION EXPENSES: The initial organizational expenses of the Account of approximately $150,000 were paid by Golden American. The Account reimburses Golden American for such expenses over a period of five years from the date of the Account's commencement of operations. At December 31, 1994, the unamortized balance of such expenses was $94,382.

    EXPENSE LIMITATION: The Account and DSI entered into an agreement to limit the total expenses of the Account, excluding mortality and expense risk charges, interest expense, and other contractual charges, through December 31, 1994, so that such expenses do not exceed on an annual basis: 1.25% of the first $500 million of the average daily net assets 1.05% of the excess over $500 million. For the year ended December 31, 1994, $71,175 was reimbursed by DSI to the Account pursuant to this limitation. Such agreement was extended under the same terms through December 31, 1995.

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  OTHER RELATED PARTY TRANSACTIONS
    DSI, a registered broker/dealer, acts as the distributor and principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the Contracts issued through the Account. For the years ended December 31, 1994 and 1993, fees paid by Golden American to DSI in connection with sales of the contracts aggregated approximately $1,343,000 and $3,070,000, respectively.

6.  NET RETURN
    The following table shows the net return as a percentage of average net assets with respect to the Account for the years ended December 31, 1994 and 1993, and the period October 21, 1992 (commencement of operations) to December 31, 1992.

                                                                                        1994       1993       1992*
                                                                                      ---------  ---------  ---------

Investment income...................................................................       2.00%      1.97%      0.62%
Expense charges.....................................................................       2.31       2.42       0.36
                                                                                      ---------  ---------  ---------
Net investment income (loss)........................................................      (0.31)     (0.45)      0.26
Net realized and unrealized (loss) gain on investments..............................     (13.26)      6.19       (.18)
                                                                                      ---------  ---------  ---------
Net return..........................................................................     (13.57)%     5.74%      0.08%
                                                                                      ---------  ---------  ---------
                                                                                      ---------  ---------  ---------

------------------------
*Not annualized.


Appendix:  Description of Bond Ratings

        Excerpts from Moody's Investors Service, Inc. ("Moody's) description of its bond ratings:

        Aaa: Judged to be the best quality; they carry the smallest degree of investment risk.

        Aa:   Judged to be of high quality by all standards; together with the
        Aaa group, they comprise what are generally known as high grade bonds.

        A:    Possess many favorable investment attributes and are to be considered as "upper medium grade obligations."

        Baa: Considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

        Ba:   Judged to have speculative elements; their future cannot be considered as well assured.

        B:    Generally lack characteristics of the desirable investment.

        Caa: Are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca:   Speculative in a high degree; often in default.

        C:    Lowest rate class of bonds; regarded as having extremely poor prospects.

Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

        Excerpts from Standard & Poor's Corporation ("Standard & Poor's") description of its bond ratings:

        AAA: Highest grade obligations; capacity to pay interest and repay principal is extremely strong.

        AA:   Also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

        A:    Regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB: Regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories -- this group is the lowest which qualifies for commercial bank investment.

        BB, B, CCC, CC:     Predominantly speculative with respect to capacity
        to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and CC the highest.

Standard & Poor's applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                     PART C

                               OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

(a) All financial statements are included in either the Prospectuses or the Statements of Additional Information, as indicated therein.

EXHIBITS

(b) (1) Resolution of the board of directors of Depositor authorizing the establishment of the Registrant 1

     (2)  Form of Custodial Agreement 2

     (3) (a) Form of Distribution Agreement between the Depositor and Directed Services, Inc. 2
          (b)  Form of Dealers Agreement 2
          (c)  Organizational Agreement 5
          (d)  (i)    Addendum to Organizational Agreement 3
               (ii)   Expense Reimbursement Agreement 5
          (e)  Form of Assignment Agreement for Organizational Agreement 5

     (4) (a) Individual Deferred Combination Variable and Fixed Annuity Contract 10
          (b) Discretionary Group Deferred Combination Variable and Fixed Annuity Contract 10
          (c)  Individual Deferred Variable Annuity Contract 10
          (d)  External Exchange Program Endorsement 10
          (e)  DVA Update Program Schedule Page 10
          (f)  Individual Retirement Annuity Rider Page 10

     (5) (a) Individual Deferred Combination Variable and Fixed Annuity Application 10
          (b) Group Deferred Combination Variable and Fixed Annuity Enrollment Form 10
          (c)  Individual Deferred Variable Annuity Application 10



     (6)  (a)  (i)    Articles of Incorporation of Golden American Life
                      Insurance Company 1
               (ii)   Certificate of Amendment of the Restated Articles of
                      Incorporation of Golden American Life Insurance Company 4
               (iii)  Certificate of Amendment of the Restated Articles of
                      Incorporation of MB Variable Life Insurance Company 6
               (iv)   Certificate of Amendment of the Restated Articles of
                      Incorporation of Golden American Life Insurance Company
                      (12/28/93) 7
          (b)  (i)    By-Laws of Golden American Life Insurance Company 1
               (ii)   By-Laws of Golden American Life Insurance Company, as
                      amended 4
               (iii)  Certificate of Amendment of the By-Laws of MB Variable
                      Life Insurance Company, as amended 6
               (iv)   By-Laws of Golden American, as amended (12/21/93) 7
          (c)  Resolution of Board of Directors for Powers of Attorney  8
          (d)  Powers of Attorney  9

     (7)  Not applicable

     (8)  Not applicable

     (9)  Opinion of Myles R. Tashman 10

     (10) (i)     Consent of Sutherland, Asbill & Brennan
          (ii)    Consent of Ernst & Young
          (iii)   Consent of Myles R. Tashman

     (11) Not applicable

     (12) Not applicable

     (13) Schedule of Performance Data 5
___________________________________

 1 Incorporated herein by reference to an initial registration statement for Separate Account B filed with the Securities and Exchange Commission on July 27, 1988 (File No. 33-23351).
 2 Incorporated herein by reference to pre-effective amendment No. 1 to a registration statement for Separate Account B filed with the Securities and Exchange Commission on October 6, 1988 (File No. 33-23351).
 3 Incorporated herein by reference to post-effective amendment No. 2 to a registration statement for The Specialty Managers Separate Account A filed on Form S-6 with the Securities and Exchange Commission on September 13, 1989 (file No. 33-23458).
 4 Incorporated herein by reference to post-effective amendment No. 5 to a registration statement for Separate Account B filed with the Securities and Exchange Commission on May 2, 1991. (File No. 33-23351).
 5 Incorporated herein by reference to post-effective amendment No. 8 to a registration statement for Separate Account B filed with the Securities and Exchange Commission on May 1, 1992. (File No. 33-23351).
 6 Incorporated herein by reference to an initial registration statement on Form N-3 for Golden American Life insurance Company Separate Account D filed with the Securities and Exchange Commission on August 19, 1992 (File No. 33-51028).
 7 Incorporated herein by reference to post-effective amendment No. 17 to a registration statement for Separate Account B filed with the Securities and Exchange Commission on May 2, 1994 (File No. 33-23351).
 8 Incorporated herein by reference to post-effective amendment No. 2 to the registration statement for The Specialty Managers Separate Account A on Form S-6 filed with the Securities and Exchange Commission on September 13, 1989 (File No. 33-23458).
 9 Incorporated herein by reference to post-effective amendment No. 22 to the registration statement for Separate Account B filed with the Securities and Exchange Commission on February 15, 1995 (File No. 33-23351).
10 Incorporated herein by reference to pre-effective amendment No. 1 to the registration statement for Seperate Account B filed with the Securities and Exchange Commission on September 7, 1995 (File No. 33-59261).

ITEM 25:  DIRECTORS AND OFFICERS OF THE DEPOSITOR


                                              Principal                         Position(s)
             Name                         Business Address                    with Depositor
             ----                         ----------------                    --------------

       Terry L. Kendall             Golden American Life Ins. Co.         Chairman, President and
                                        1001 Jefferson Street             Chief Executive Officer
                                        Wilmington, DE  19801

       Richard A. Marin                 Bankers Trust Company                    Director
                                         Retirement Services
                                           280 Park Avenue
                                         New York, NY  10017

       John Herron, Jr.                 Bankers Trust Company                    Director
                                             BT Ventures
                                           280 Park Avenue
                                         New York, NY  10017

        Barnett Chernow             Golden American Life Ins. Co.        Executive Vice President
                                        1001 Jefferson Street
                                        Wilmington, DE  19801

      Mitchell R. Katcher           Golden American Life Ins. Co.        Executive Vice President
                                        1001 Jefferson Street
                                        Wilmington, DE  19801

      Stephen J. Preston            Golden American Life Ins. Co.        Senior Vice President and
                                        1001 Jefferson Street             Chief Financial Officer
                                        Wilmington, DE  19801

  Elizabeth J. Crandall, M.D.       American International Group             Medical Director
                                           70 Pine Street
                                         New York, NY  10270


ITEM 26: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Depositor does not directly or indirectly control any person.

The following persons control or are under common control with the Depositor:

     BT VARIABLE, INC. ("BTV") - This corporation is a general business corporation organized under the laws of the State of New York. The primary purpose of BTV is to serve in an advisory, managerial and consultative capacity to the Depositor and to engage generally in the business of providing, promoting and establishing systems, methods and controls for managerial efficiency and operation for such company, as well as others.
     BT Variable, Inc. is an indirect, wholly-owned subsidiary of Bankers Trust Company.

     DIRECTED SERVICES, INC. ("DSI") - This corporation is a general business corporation organized under the laws of the State of New York, and is wholly owned by BTV. The primary purpose of DSI is to act as a broker-dealer in securities. It acts as the principal underwriter and distributor of variable insurance products including variable annuities as required by the SEC. The contracts are issued by the Depositor. DSI also has the power to carry on a general financial, securities, distribution, advisory or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation. DSI is also registered with the SEC as an investment adviser.

As of December 31, 1994, Bankers Trust New York Corporation subsidiaries are as follows:
                     Bankers Trust Company
                     Bankers Trust (Delaware)
                     Bankers Trust Company of Florida, N.A.
                     Bankers Trust Company New Jersey Limited
                     Bankers Trust Company International
                     Bankers Trust International Private Banking Corporation
                     BT Brokerage Corporation
                     BT Capital Corporation
                     BT Commercial Corporation
                     BT Equipment Leasing, Inc.
                     BT Futures Corp.
                     BT Holdings (New York), Inc.
                     BT Securities Corporation
                     BT Private Clients Corporation
                     Bankers International Corporation
                     BT Financial Services Information Systems Corporation
                     BT International Trading Corporation
                     BT Investment Managers Inc.
                     Private Clients Group, Inc.

ITEM 27:  NUMBER OF CONTRACT OWNERS

15,489 as of December 31, 1994.

ITEM 28:  INDEMNIFICATION

Golden American shall indemnify (including therein the prepayment of expenses) any person who is or was a director, officer or employee, or who is or was serving at the request of Golden American as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise for expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him with respect to any threatened, pending or completed action, suit or proceedings against him by reason of the fact that he is or was such a director, officer or employee to the extent and in the manner permitted by law.

Golden American may also, to the extent permitted by law, indemnify any other person who is or was serving Golden American in any capacity. The Board of Directors shall have the power and authority to determine who may be indemnified under this paragraph and to what extent (not to exceed the extent provided in the above paragraph) any such person may be indemnified.

Golden American may purchase and maintain insurance on behalf of any such person or persons to be indemnified under the provision in the above paragraphs, against any such liability to the extent permitted by law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event that a claim of such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person and the SEC is still of the same opinion, the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the Depositor is against public policy as expressed by the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 29:  PRINCIPAL UNDERWRITER

(a)At present, Directed Services, Inc., the Registrant's Distributor, also serves as principal underwriter for all contracts issued by Golden American.
DSI is the principal underwriter of Separate Account A, Alger Separate Account A and Separate Account D of Golden American.
(b)The following information is furnished with respect to the officers and directors of Directed Services, Inc., the Registrant's Distributor:

                                   Principal                 Position(s)
         Name                  Business Address            with Underwriter
        -----                  ----------------            ----------------

    Terry L. Kendall        Directed Services, Inc.         Chairman and
                                280 Park Avenue        Chief Executive Officer
                              New York, NY 10017

    Robert B. Langel        Directed Services, Inc.           President
                                280 Park Avenue
                              New York, NY  10017

    Richard A. Marin         Bankers Trust Company            Director
                              Retirement Services
                                280 Park Avenue
                              New York, NY  10017

    John Herron, Jr.         Bankers Trust Company            Director
                                  BT Ventures
                                280 Park Avenue
                              New York, NY  10017

     Barnett Chernow        Directed Services, Inc.   Executive Vice President
                                280 Park Avenue
                              New York, NY  10017

   Mitchell R. Katcher      Directed Services, Inc.   Executive Vice President
                                280 Park Avenue
                              New York, NY  10017

   Stephen J. Preston       Directed Services, Inc.     Senior Vice President
                                280 Park Avenue
                              New York, NY  10017

                   1994 Net
   Name of       Underwriting     Compensation
  Principal      Discounts and         on          Brokerage
 Underwriter      Commissions      Redemption     Commissions   Compensation
 -----------      -----------      ----------     -----------   ------------

     DSI          $15,879,582          $0             $0             $0


ITEM 30:  LOCATION OF ACCOUNTS AND RECORDS

Accounts and records are maintained by BT Variable, Inc., 280 Park Avenue, 14 West, New York, New York 10017 and Golden American Life Insurance Company, 1001 Jefferson Street, Suite 400, Wilmington, DE 19801.

ITEM 31:  MANAGEMENT SERVICES

None.

ITEM 32:  UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as it is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old so long as payments under the variable annuity contracts may be accepted;

(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and,

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION

Registrant makes the following representation -- The account meets definition of a "separate account" under federal securities laws.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf in the City of New York and State of New York, on the 7th day of September, 1995.

                                        SEPARATE ACCOUNT B
                                         (Registrant)

                                   By:  GOLDEN AMERICAN LIFE
                                        INSURANCE COMPANY
                                        (Depositor)

                                   By:
                                        ------------------------
                                        Terry L. Kendall*
                                        Chairman, President and
                                        Chief Executive Officer
Attest:    /s/ Mitchell M. Cox
          --------------------
          Mitchell M. Cox
          Vice President, Assistant Secretary and
          Associate General Counsel


As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October
2, 1995.


SIGNATURE                      TITLE

_________________________      Chairman, President and Chief Executive Officer
Terry L. Kendall *             of Depositor

_________________________      Comptroller
Stephen J. Preston *

_________________________      Director of Depositor
John Herron, Jr. *

_________________________      Director of Depositor
Richard A. Marin *

By: /s/ Mitchell M. Cox
______________________     Attorney-in-Fact
Mitchell M.Cox


-------------------
* Executed by Mitchell M. Cox on behalf of those indicated pursuant to Power of Attorney.

                                  EXHIBIT INDEX

ITEM      EXHIBIT                                                         PAGE

10(i)     Consent of Sutherland, Asbill & Brennan. . . . . . . . . . . . .

10(ii)    Consent of Ernst & Young . . . . . . . . . . . . . . . . . . . .

10(iii)   Consent of Myles R. Tashman. . . . . . . . . . . . . . . . . . .